UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
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Soliciting Material under §240.14a-12

INCYTE CORPORATION

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Incyte | SOLVE ON.

2023 PROXY STATEMENT

and Notice of Annual Meeting of Stockholders

Dear Fellow Stockholders,
In 2022, we delivered another year of double-digit revenue growth to reach $3.4 billion (+14% vs FY’21), representing a 5-year CAGR of 17%. This volume-driven sales growth was a result of the sustained strength of Jakafi® (ruxolitinib), as well as new launches within hematology/oncology across Europe and Japan. Most important, however, was the continued success of our first commercialized dermatology product, OpzeluraTM (ruxolitinib) cream, which contributed $129 million in net sales in FY’22, its first full year of commercialization, and is on track to becoming a significant revenue and growth driver for Incyte over the next several years. We also achieved additional regulatory and clinical successes across the portfolio, advancing our pipeline meaningfully at all stages of development.
Our dermatology franchise is entering a high-growth phase with Opzelura now launched in two substantial indications—as the first and only topical JAK inhibitor approved in atopic dermatitis (AD) and as the first FDA approved therapy for repigmentation of vitiligo. Over 190,000 patients have been treated with Opzelura since launch through the end of 2022 and positive patient and physician experiences are driving further adoption. Opzelura was also recently approved by the European Commission for the treatment of nonsegmental vitiligo. Beyond AD and vitiligo, we are further evaluating Opzelura in multiple other indications where there is high unmet need, including in hidradenitis suppurativa (HS), prurigo nodularis, lichen sclerosus and lichen planus. With new method-of-use U.S. patents that extend the protection of Opzelura out to 2040, we have a long runway for growth with this franchise.
We also made significant progress with our pipeline assets in 2022, achieving several important regulatory and clinical milestones across our three therapeutic areas. Within MPNs/GVHD, we presented positive early data from our proof-of concept trials of ruxolitinib in combination with zilurgisertib (ALK2) and INCB57643 (BET). We also disclosed a key new discovery asset, INCA99389 (mutant CALR), during a plenary session at the American Society of Hematology. INCA99389 has the potential to be a disease-modifying therapy for roughly 30% of patients with MF and ET. In hematology/oncology, Pemazyre® (pemigatinib) gained its second approved indication in myeloid/lymphoid neoplasms with FGFR1 rearrangement and we presented updated data from our oral small molecule PD-L1 program. In Dermatology, we presented positive Phase 2 data of povorcitinib in vitiligo and have now initiated two Phase 3 trials in moderate to severe HS following Phase 2 results. Additionally, we acquired Villaris Therapeutics, Inc., and its lead asset auremolimab, an anti-IL-15Rβ monoclonal antibody, which has the potential for durable and long-lasting repigmentation in vitiligo. Through our dedication to science and innovation, we are developing new treatments for patients with hard-to-treat diseases.
Looking ahead, we are focused on executing on our strategy and building on the success we experienced last year. With a robust and advancing pipeline and the successful early launch of Opzelura, we believe that 2023 will be another strong year for Incyte.
We remain committed to engaging with and responding to feedback from you, our stockholders, to constantly improve. Your input is vital to our success, and my fellow Directors and I would like to thank you for your continued support and investment in Incyte.
Solve On.
Hervé Hoppenot
Chairman, President and Chief Executive Officer

Incyte Corporation
1801 Augustine Cut-Off
Wilmington, Delaware 19803
Notice of Annual Meeting of Stockholders

Wednesday, June 14, 2023
10:00 AM Eastern Daylight Time
1815 Augustine Cut-Off, Wilmington, Delaware 19803*
To the Stockholders of Incyte Corporation:
The Annual Meeting of Stockholders of Incyte Corporation, a Delaware corporation (the “Company”), will be held at the Company’s offices located at 1815 Augustine Cut-Off, Wilmington, Delaware 19803, on Wednesday, June 14, 2023, at 10:00 AM Eastern Daylight Time, for the purposes specified below:
Purposes:
1.
Elect nine directors to serve until the 2024 Annual Meeting of Stockholders and thereafter until their successors are duly elected and qualified;

2.
Approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

3.
Approve, on a non-binding, advisory basis, the frequency of future non-binding advisory stockholder votes on the compensation of the Company’s named executive officers;

4.
Approve an amendment to the Company’s Amended and Restated 2010 Stock Incentive Plan;

5.
Approve an amendment to the Company’s 1997 Employee Stock Purchase Plan;

6.
Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023; and

7.
Transact such other business as may properly come before the Annual Meeting of Stockholders and any postponement or adjournment of the Annual Meeting.

Record Date:	April 18, 2023—Stockholders of record as of the close of business on April 18, 2023 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.
It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote as soon as possible. Voting now will ensure your representation at the Annual Meeting regardless of whether you attend in person. You may vote over the internet, by telephone or by mailing the enclosed proxy card or voting instruction form. Please review the instructions on pages 1 and 86 of the attached Proxy Statement and your proxy card or voting instruction form regarding each of these voting options.
By Order of the Board of Directors

Maria E. Pasquale
Secretary
April 28, 2023

*
We intend to hold our Annual Meeting in person. However, we continue to monitor the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. If stockholder attendance is not permitted or we determine that it is not in the best interest of our employees, stockholders and community to permit stockholder attendance, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so via a press release, and will post details on how to participate on our website and file additional proxy materials with the SEC.

1	Proxy Statement Summary
2	Performance Highlights
8	Corporate Governance Highlights
11	Stockholder Engagement
13	Executive Compensation Highlights
15	Global Responsibility
21	Proposal 1 Election of Directors
	26	Board Committees
	29	Compensation of Directors
	32	Corporate Governance
40	Proposal 2 Advisory Vote to Approve Executive Compensation
	41	Executive Compensation
		48	Compensation Discussion and Analysis
		62	Compensation Committee Report
		64	Executive Compensation Tables
	77	CEO Pay Ratio
	78	Pay Versus Performance
	82	Equity Compensation Plan Information
98	Report of the Audit and Finance Committee of the Board
83	Proposal 3 Advisory Vote on Frequency of Future Votes on Executive Compensation
84	Proposal 4 Amendment of Amended and Restated 2010 Stock Incentive Plan
93	Proposal 5 Amendment of 1997 Employee Stock Purchase Plan
96	Proposal 6 Ratification of Independent Registered Public Accounting Firm
99	Security Ownership of Certain Beneficial Owners and Management
101	Other Matters
103	Frequently Asked Questions
A-1	Appendix A: Note Regarding Forward-Looking Statements
Proxy Statement 2023 | i

Proxy Statement Summary

Meeting Information
Time and Date:	10:00 AM EDT, June 14, 2023

1815
Augustine
Cut-Off
Augustine Cut Off
Augustine Cut Off
W 18th St
Stadium Dr
95
Route 202

Place:	1815 Augustine Cut-Off* Wilmington, DE 19803
Record Date:	April 18, 2023
Admission:	Please follow the instructions contained in this Proxy Statement
Mail Date:	The Proxy Availability Notice will be mailed to stockholders on or about April 28, 2023
Voting Matters
PROPOSAL		BOARD’S VOTING RECOMMENDATION
1	Election of Directors	FOR each Nominee
2	Advisory Vote to Approve Executive Compensation	FOR
3	Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	FOR Every Year
4	Approve Amendment of the Amended and Restated 2010 Stock Incentive Plan	FOR
5	Approve Amendment of the 1997 Employee Stock Purchase Plan	FOR
6	Ratification of Independent Registered Public Accounting Firm	FOR
How to Vote
You may vote using any of the following methods:

INTERNET	TELEPHONE	MAIL	IN PERSON
Stockholders of record may vote online at www.envisionreports.com/INCY	Stockholders of record may call toll-free 1-800-652—VOTE (8683)	Follow the instructions in your proxy materials.	You may obtain directions to the Annual Meeting by contacting our Company’s Investor Relations Department at (302) 498-6700.

*
We intend to hold our Annual Meeting in person. However, we continue to monitor the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. If stockholder attendance is not permitted or we determine that it is not in the best interest of our employees, stockholders and community to permit stockholder attendance, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so via a press release, and will post details on how to participate on our website and file additional proxy materials with the SEC.

Proxy Statement 2023 | 1

Performance Highlights

2022 Financial Performance
Incyte has consistently demonstrated strong financial execution over the past several years and in 2022, delivered another year of double-digit growth in revenues to $3.4 billion. Our product revenues grew 18% to $2.7 billion, driven by our expanding hematology/oncology portfolio and the increasing contribution of Opzelura with the new launches in atopic dermatitis and vitiligo. During the year, we achieved 5 regulatory approvals across the U.S., Europe and Japan for products commercialized by Incyte as well as those commercialized by our partners.
Revenues of Jakafi® (ruxolitinib), our largest product by net sales, grew 13% to reach $2.4 billion for the year, with new patient starts driving performance across our approved indications in myelofibrosis, polycythemia vera and acute and chronic graft-versus-host disease (GVHD).
Other hematology and oncology revenues grew 14% to reach $209 million with the continued uptake of Pemazyre® (pemigatinib) for cholangiocarcinoma in the U.S., Europe and Japan and the ongoing launch of Minjuvi for DLBCL, which has expanded into 4 key European markets and where we continue to seek reimbursement in additional countries.
An important achievement in 2022 was the approval and successful launch of Opzelura™ (ruxolitinib) cream as a treatment for the repigmentation of vitiligo. This approval represented an important milestone for the 1.5 million+ vitiligo patients in the U.S. for whom there were no FDA-approved therapies for repigmentation. This is the second substantial opportunity for Opzelura, following the approval in atopic dermatitis in September 2021. There are an estimated 5.5 million drug-treated patients living with atopic dermatitis in the U.S. Over 190,000 patients have been treated with Opzelura since launch through the end of 2022 and the growth in new patients continues to be strong week over week. Importantly, feedback for Opzelura in both indications continues to be extremely positive from physicians, patients and patient advocacy groups. Recently, Opzelura was approved as the first and only treatment for repigmentation for vitiligo in Europe. Net sales of Opzelura for the full year reached $129 million and were $61 million in the fourth quarter.
In addition to our product revenues, we receive royalties on Jakavi® (ruxolitinib) and Tabrecta® (capmatinib), commercialized by Novartis, and on Olumiant® (baricitinib), commercialized by Eli Lilly and Company. Total royalties decreased 15% in 2022 to $483 million primarily due to negative impacts of unfavorable changes in foreign currency exchange rates and the decrease in net product sales of Olumiant for use as a treatment for COVID-19.
2 | Proxy Statement 2023

Performance Highlights

NM = not meaningful; NA = not available
(1)
Monjuvi revenues recognized by MorphoSys and included in our collaboration loss sharing line item on our consolidated statement of operations for the year ended December 31, 2022.

(2)
Totals may not add due to rounding.

Proxy Statement 2023 | 3

Performance Highlights
2022 and YTD Regulatory and Clinical Achievements
Throughout 2022 and year-to-date, we achieved numerous important milestones. These are summarized in the graphic below and described in more detail thereafter.
MLN= myeloid/lymphoid neoplasms; GVHD = graft-versus-host disease; AA= alopecia areata; NSCLC = non-small cell lung cancer; MCC = Merkel cell carcinoma; HS= hidradenitis suppurativa; LP= lichen planus; LS= lichen sclerosus; ASH= American Society of Hematology

(1)
Retifanlimab licensed from MacroGenics

Myeloproliferative Neoplasms and Graft-versus-Host Disease (MPNs and GVHD)
In late 2022, we were granted pediatric exclusivity, which added six months to the expiration of all ruxolitinib patents then listed in FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations (Orange Book), thereby extending the patent expiry for Jakafi through December 2028.
Our LIMBER (Leadership In MPNs and GVHD BEyond Ruxolitinib) program focuses on developing new therapies to improve and expand upon available therapeutic options for patients living with MPNs and GVHD. Zilurgisertib (ALK2) and INCB57643 (BET) combination trials with ruxolitinib twice-daily (BID) are ongoing. Initial Phase I/II results evaluating zilurgisertib in combination with ruxolitinib were presented at the 64th American Society of Hematology (ASH) Annual Meeting 2022, and demonstrated an observed reduction in post-dose hepcidin and improvements in anemia among patients treated with the combination, suggesting the potential for therapeutic activity. We also presented new research detailing the development and mechanism of action of INCA33989, an Incyte-discovered, investigational novel anti-mutant calreticulin (CALR)-targeted monoclonal antibody, during the Plenary Scientific Session at ASH. INCA33989 binds with high affinity to mutant CALR and inhibits oncogenesis, the process of cells becoming cancerous, in cells expressing this oncoprotein. CALR mutations are responsible for disease development in approximately 25-35% of patients with MF and ET. INCA33989 is currently expected to enter clinical studies in 2023. Following the receipt of a complete response letter in March 2023, we are continuing to work with the FDA on determining the appropriate next steps towards bringing ruxolitinib XR to patients.
We and our collaborative partner Syndax Pharmaceuticals are developing axatilimab, an anti-CSF-1R monoclonal antibody, as a therapy for patients with chronic GVHD as well as in additional immune-mediated diseases where CSF-1R-dependent monocytes and macrophages are believed to contribute to organ fibrosis. AGAVE-201, a global
4 | Proxy Statement 2023

Performance Highlights
pivotal trial evaluating axatilimab monotherapy in patients with chronic GVHD in the third line setting, is ongoing. Additional trials of axatilimab are planned in patients with chronic GVHD, including a Phase II trial in combination with ruxolitinib. In 2022, Syndax announced that axatilimab was granted fast-track designation by the FDA for the treatment of patients with chronic GVHD after failure of two or more lines of systemic therapy.
Dermatology / Inflammation and AutoImmunity (IAI)
In 2022, Opzelura™ (ruxolitinib) cream was approved by the FDA for its second indication, for the treatment of nonsegmental vitiligo in adults and adolescents 12 years of age and older. In April 2023, Opzelura was approved by the European Commission for the treatment of nonsegmental vitiligo with facial involvement in adults and adolescents 12 years of age and older. Opzelura is the first and only approved treatment in the European Union (EU) for repigmentation.
The approval of Opzelura in vitiligo was based on two randomized, double-blind, vehicle-controlled Phase III studies (TRuE-V1 and TRuE-V2) evaluating the safety and efficacy of Opzelura in adolescents and adults with nonsegmental vitiligo. Treatment with 1.5% ruxolitinib cream twice daily (BID) resulted in greater improvement versus vehicle for the primary and all key secondary endpoints in both the TRuE-V1 and TRuE-V2 studies. Results, which were consistent across both studies, showed that 29.9% of patients applying ruxolitinib cream achieved >75% improvement from baseline in the facial Vitiligo Area Scoring Index (F-VASI75) at Week 24, the primary endpoint. At Week 52, approximately 50% of patients achieved F-VASI75. Furthermore, 104-week data were presented at the American Academy of Dermatology (AAD) Annual Meeting 2023, which showed the long-term efficacy and safety data for nonsegmental vitiligo patients treated with Opzelura. The most common (>1%) treatment-emergent adverse reactions in patients treated with OPZELURA were application site acne, application site pruritus, nasopharyngitis, headache, urinary tract infection, application site erythema and pyrexia.
As we work to maximize the opportunity for the dermatology franchise, we have established a broad clinical development program within dermatology that includes multiple new indications for ruxolitinib cream, as well as new products. Ruxolitinib cream is being evaluated in pediatric atopic dermatitis and in 2022, additional Phase II trials were initiated in lichen sclerosus, lichen planus and hidradenitis suppurativa (HS). Two Phase III trials in prurigo nodularis, an intensely pruritic, chronic inflammatory skin disease, were also recently initiated. There is significant potential with each of these indications given the current limited treatment options, or in some cases, lack of any FDA-approved therapies. In late 2022 and early 2023, we received four issued patents to the treatment of atopic dermatitis and to the treatment of vitiligo, with expiration dates of 2040, further broadening the protection of the Opzelura franchise.
Povorcitinib (formerly INCB54707), an oral small molecule selective JAK1 inhibitor, is currently being evaluated in patients with HS, a chronic skin condition where lesions develop as a result of inflammation and infection of the sweat glands. A Phase II study evaluating the efficacy and safety of povorcitinib in adults patients with HS met its primary endpoint, demonstrating significantly greater decreases in abscess and inflammatory nodule count versus placebo at Week 16. At the 12th Conference of the European Hidradenitis Suppurativa Foundation (EHSF) 2023, updated Week 52 results were presented, which showed that longer-term treatment with povorcitinib 75mg resulted in sustained and durable efficacy across all treatment arms. Two Phase III trials (STOP-HS1 and STOP-HS2) evaluating povorcitinib in moderate to severe HS are ongoing. At AAD 2023, we presented positive Phase II results for povorcitinib in vitiligo and a Phase II trial evaluating povorcitinib in patients with prurigo nodularis is ongoing.
In November 2022, we acquired Villaris Therapeutics, Inc., an asset-centric biopharmaceutical company focused on the development of novel antibody therapeutics for vitiligo. Its lead asset, auremolimab (VM6) is a novel, humanized anti-IL-15Rβ monoclonal antibody designed to target and deplete autoreactive resident memory T cells (TRM) that has demonstrated efficacy as a treatment for vitiligo in preclinical models. IND-enabling studies are underway, and clinical development for auremolimab is expected to begin in 2023.
Other Hematology and Oncology
In August 2022, Pemazyre© (pemigatinib) was approved by the FDA as the first and only targeted treatment for myeloid/lymphoid neoplasms (MLNs) with FGFR1 rearrangement. In March 2023, Pemazyre was approved by the Japanese Ministry of Health, Labour and Welfare (MHLW) for the treatment of myeloid/lymphoid neoplasms
Proxy Statement 2023 | 5

Performance Highlights
(MLNs) with FGFR1 fusion (also known as 8p11 myeloproliferative syndrome). MLNs with FGFR1 rearrangement are extremely rare and aggressive blood cancers.
Pemigatinib is currently being evaluated in a pivotal study in first-line cholangiocarcinoma. Additionally, based on findings from our solid tumor-agnostic trial (FIGHT-207) evaluating pemigatinib in patients with driver-alterations of FGF/FGFR, we initiated further study of pemigatinib in certain indications, including a Phase II study in glioblastoma (FIGHT-209).
In November 2022, updated safety and preliminary efficacy data for INCB99280 and INCB99318, our oral PD-L1 inhibitors, was presented at the Society for Immunotherapy of Cancer, and we and Mirati Therapeutics, Inc. announced a clinical trial collaboration and supply agreement to investigate the combination of INCB99280 and adagrasib, a KRASG12C selective inhibitor, in patients with KRASG12C-mutated solid tumors. We expect to initiate other combination trials evaluating INCB99280 with CTLA-4 and VEGF later this year.
In March 2023, Zynyz™ (retifanlimab-dlwr), a humanized monoclonal antibody targeting program death receptor-1 (PD-1), was approved by the FDA for the treatment of adults with metastatic or recurrent locally advanced Merkel cell carcinoma (MCC).The Biologics License Application (BLA) for Zynyz in MCC was approved under accelerated approval based on tumor response rate and duration of response (DOR). MCC is a rare and aggressive type of skin cancer that affects less than 1 per 100,000 people in the U.S.
Partnered Programs (Incyte is eligible for royalties and milestone payments)
We participate in multiple collaborative partnerships in which we are eligible to earn milestone payments and royalties on certain Incyte discovered products that we licensed to third parties. Currently, our key commercialized products include Jakavi® (ruxolitinib) and Tabrecta® (capmatinib), which are licensed to Novartis, and Olumiant® (baricitinib), which is licensed to Lilly.
In May 2022, Jakavi (ruxolitinib) was approved in Europe by the European Commission for the treatment of acute or chronic GVHD in patients aged 12 years and older who have inadequate response to corticosteroids or other systemic therapies.
In June 2022, Tabrecta (capmatinib) was approved in Europe by the European Commission as monotherapy treatment of adults with advanced non-small cell lung cancer (NSCLC) harboring alterations leading to mesenchymal-epithelial-transition factor gene (MET) exon 14 (METex14) skipping who require systemic therapy following prior treatment with immunotherapy and/or platinum-based chemotherapy.
In 2022, Olumiant (baricitinib) was approved in the U.S. for the treatment of adults with severe alopecia areata, becoming the first and only systemic treatment in the indication. Olumiant was also approved as a treatment for alopecia areata in Europe and Japan.
Discovery Capabilities
Our approach to drug discovery, driven by our core competencies in medicinal chemistry and cellular and translational biology, has enabled us to bring forth numerous drug candidates into clinical development and through regulatory approval. We have established a focused set of drug discovery capabilities in-house, including target validation, high-throughput screening, medicinal chemistry, computational chemistry, pharmacological and translational sciences, ADME (absorption, distribution, metabolism and excretion) and toxicology assessment. We augment these capabilities through a network of collaborations with academic partners and contract research organizations with relevant expertise. In addition to our established small molecules expertise, we have expanded our drug discovery capabilities to include monoclonal antibody discovery in-house and access to bi-specific antibody discovery capabilities.
Our discovery process is target- and pathway-centric and leverages cross-program knowledge to identify and prosecute novel points of synergy, and our areas of focus are primarily in oncology and inflammation and autoimmunity.
Clinical Development Pipeline
Our pipeline is broad and diverse spanning across multiple mechanisms of action and diseases, all with the same goal of developing therapies that help to address unmet needs of patients and to ultimately be able to make a meaningful difference in the lives of patients and their caregivers.
6 | Proxy Statement 2023

Performance Highlights
The chart below highlights some of our clinical programs across each of our therapeutic areas as we continue to prioritize investment in research and development in areas where there is a significant unmet medical need.

Product Name	Indication	Pre-clinical	Clinical Proof of Concept	Pivotal
Dermatology				
ruxolitinib cream JAK1/2	Pediatric AD			●
	Prurigo Nodularis			●
	Hidradenitis Suppurativa		●	
	Lichen Sclerosus		●	
	Lichen Planus		●	
povorcitinib JAK1	Hidradenitis Suppurativa			●
	Vitiligo		●	
	Prurigo Nodularis		●	
auremolimab anti-IL-15Rβ	Vitiligo	●		
MPNs/GVHD				
axatilimab CSF-1R	Chronic GVHD			●
zilurgisertib ALK2	Myelofibrosis (MF)		●	
INCB57643 BET	MF		●	
INCA33989 mCALR	MF / Essential thrombocythemia	●		
Other Hematology/Oncology				
tafasitamab CD19	1L DLBCL			●
	r/r follicular lymphoma, marginal zone lymphoma			●
retifanlimab PD-1	NSCLC			●
	SCAC			●
	MSH-high endometrial cancer		●	
INCB99280 oral PD-L1	Solid tumors		●	
INCB123667 CDK2	Solid tumors		●	
TIM-3/LAG-3/PD-1	HNSCC		●	
INCA33890 TGFβR2xPD-1	Solid tumors		●	
INCA32459 LAG-3xPD-1	Solid tumors		●

Proxy Statement 2023 | 7

Corporate Governance Highlights

Our Board of Directors
					Committee Membership
Name and Primary Occupation	Director Since	Age	Independent	Other Outside Public Boards	Compensation	Audit and Finance	Nominating and Corporate Governance	Science and Technology
Hervé Hoppenot—Chairman of the Board President and Chief Executive Officer Incyte Corporation	2014	63		1
Julian C. Baker—Lead Independent Director Managing Partner Baker Brothers Investments	2001	56	✓	2
Jean-Jacques Bienaimé Chief Executive Officer BioMarin Pharmaceutical Inc.	2015	69	✓	1
Otis W. Brawley, M.D. Bloomberg Distinguished Professor of Oncology and Epidemiology Johns Hopkins University	2021	63	✓	3
Paul J. Clancy Former Executive Vice President and Chief Financial Officer Alexion Pharmaceuticals, Inc.	2015	61	✓	3
Jacqualyn A. Fouse, Ph.D. Former Chief Executive Officer Agios Pharmaceuticals, Inc.	2017	61	✓	1
Edmund P. Harrigan, M.D. Former Senior Vice President of Worldwide Safety and Regulatory Pfizer Inc.	2019	70	✓	2
Katherine A. High, M.D. Former President, Therapeutics Asklepios Biopharmaceutical, Inc.	2020	71	✓	1
Susanne Schaffert, Ph.D. Former President, Novartis Oncology.	2022	56	✓	0
Committee Chair	Financial Expert	Member
Board Skills and Experience
Our Board is made up of a diverse group of individuals with various pertinent areas of expertise. Continuous refreshment has led to a complementary mix of new, mid-term and seasoned directors. We believe this group of directors collectively has the skills and experience to support Incyte in the achievement of our long-term goals.
8 | Proxy Statement 2023

Corporate Governance Highlights
Matrix of Board Nominees
Expertise	Hoppenot	Baker	Bienaimé	Brawley	Clancy	Fouse	Harrigan	High	Schaffert
Biopharma Industry	✓	✓	✓	✓	✓	✓	✓	✓	✓
Operational Leadership	✓		✓		✓	✓	✓	✓	✓
International	✓		✓		✓	✓	✓		✓
Drug Discovery, Development & Regulatory	✓		✓	✓			✓	✓
Commercial	✓		✓			✓			✓
Financial	✓	✓	✓		✓	✓
Gender
Male	✓	✓	✓	✓	✓		✓
Female						✓		✓	✓
Additional Information
PhD/MD				✓		✓	✓	✓	✓
Attendance	100%	100%	89%	100%	94%	93%	100%	100%	100%
Independence		✓	✓	✓	✓	✓	✓	✓	✓

(1)
One member identifies as an underrepresented minority. An underrepresented minority means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaskan Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities.

(2)
One member identifies as LGBTQ+

Board Evaluation and Refreshment
At least annually, the Board assesses its composition, taking into consideration: the knowledge, experience and diverse perspectives of its directors; each individual director’s performance and contributions to the Board and its committees; the other time commitments of directors; and other factors the Board deems appropriate, such as independence, absence of conflicts and lack of any reputational risks. The Board weighs these factors with Incyte’s priorities and needs. Our directors serve one-year terms and all continuing directors are subject to our stockholders’ votes every year.
As our Board has done in the past, when it sees a current or future need, it undertakes a thorough search for new directors. In the past five years we have added four new independent directors, with an emphasis on strengthening the Board’s expertise in the areas of drug discovery, clinical development and global commercialization, given Incyte’s extensive development portfolio across hematology/oncology and dermatology. Dr. Schaffert joined our Board in October 2022 and brings significant executive leadership experience across clinical development, marketing and sales, finance and commercialization in the global pharmaceutical and biotechnology industries, with a focus on oncology, immuno-oncology and cell therapy.
Board Diversity
Our Board consists of a diverse group of highly skilled and experienced leaders who bring both different perspectives and areas of expertise, contributing to the overall effectiveness of the Board. Three of our nine Board nominees are women, representing 33% of our Board of Directors. This is in line with the 2022 average among S&P 500 constituents, in which 32% of all Board seats are currently held by women. Three (33%) of our directors were born in Europe, one self-identifies as an underrepresented minority and one self-identifies as LGBTQ+.
Proxy Statement 2023 | 9

Corporate Governance Highlights
10 | Proxy Statement 2023

Stockholder Engagement

Each year, we conduct stockholder outreach to gather direct feedback on our corporate governance, compensation practices and environmental, social and governance (ESG) practices. Since 2018, we have contacted stockholders who represent the top 80% of our shares outstanding.
As a result of our annual stockholder engagement, we have implemented several significant enhancements in our corporate governance, compensation policies, ESG activities and stockholder communication practices. The following changes were made in response to feedback received:
ANNUAL OUTREACH TO STOCKHOLDERS: 80% OF SHARES OUTSTANDING
	Action	Year of Implementation
	Governance
✓	Adopted a proxy access bylaw	2021
✓	Adopted equity ownership guidelines	2016, amended 2021
✓	Adopted a director overboarding policy	2020
	Compensation
✓	Adjusted the executive compensation pay mix to include higher percentages of performance shares	Performance Shares added in 2018; increased % of performance shares in 2020 and 2022
✓	Established a three-year performance period for performance shares award to our CEO and other U.S.-based executive officers	2020
✓	Redesigned the director compensation program to be based on a set target value instead of fixed share grants	2019
✓	Eliminated special equity grants to the CEO	2019
✓	Added enhanced disclosure on certain items such as goal achievement	2017
	ESG
✓	Added ESG goals to our Annual Incentive Plan	2022
✓	Disclosed ethnic and racial diversity data for U.S. workforce	2021
✓	Enhanced ESG disclosure	2019
Stockholder feedback in 2022 was largely positive, with investors expressing support for the progress Incyte has made in recent years. Our conversations focused on Board refreshment and diversity, executive compensation and ESG. We continue to progress in each of these areas. Beginning with Board refreshment and diversity, the graphic below highlights our improvements in this area as well as improvements related to outside Board commitments.
Proxy Statement 2023 | 11

Stockholder Engagement

1.
Average number of outside public board commitments.

Changes to our executive compensation structure have also been well received. We believe that our current compensation structure, as described in more detail in subsequent pages of this Proxy Statement, strikes the right balance of motivation and retention for our executives. The graphic below shows the evolution of our executive compensation structure over the last several years.

1.
Note that stock options and RSUs vest over 4 years while performance shares, if earned, cliff vest after 3 years.

12 | Proxy Statement 2023

Executive Compensation Highlights

We have made significant progress in ensuring that our executive compensation reflects our performance. Stockholder feedback has been a significant driver of the evolution of our compensation structure.
Below is a comprehensive list of our compensation policies and policy enhancements made in our continuing effort to be responsive to issues discussed during our stockholder outreach and to address advice provided by stockholder advisory firms.
What We Do
✓ We pay for performance, including having a total stockholder return (TSR) component for 2022 performance shares	✓ We have a compensation clawback policy
✓ 1/3 of executives’ target equity award value is in the form of performance shares	✓ Our Compensation Committee uses an independent compensation consultant, Compensia, and considers peer groups in establishing executive compensation
✓ Performance shares have a three-year performance period	✓ Robust anti-hedging and anti-speculation policies in place
✓ Robust stock ownership guidelines for our CEO, executive officers and our directors	✓ Our Compensation Committee is comprised of all independent directors
✓ Double-trigger equity vesting in the event of a change-in-control	✓ We conduct an annual say-on-pay vote
✓ Stock Options and RSU award have a minimum vesting period of 12 months with a vesting period over 4 years	✓ We engage proactively with our stockholders throughout the year
✓ Performance share awards cliff vest after 3 years	✓ We require executives to plan any stock trading in advance through the use of 10b5-1 plans
What We Don’t Do
✗ We do not reprice stock options	✗ We do not provide golden parachute excise tax gross-ups
✗ We do not provide single-trigger equity vesting in the event of a change-in-control	✗ We do not provide excessive perquisites for executives
Executive compensation at Incyte comprises both salary and an annual cash bonus opportunity, as well as a long-term equity compensation program that is allocated among restricted stock units, performance shares and stock options.
In early 2022, the Compensation Committee considered the result of the stockholder advisory vote, direct feedback from investors and market-driven data guidance from the Committee’s independent compensation consultant, Compensia, and decided to make the following adjustments for 2022:
•
The equity mix for U.S.-based executives was changed from 40% stock options, 30% restricted stock units and 30% performance shares to equal proportions of the total grant date target dollar value awarded

•
The 2022 equity awards total grant date target dollar values were increased as follows:

•
CEO total grant date target value was increased from $12,400,000 to $13,400,000;

•
For other executive officers, the total grant date target values increased from a range of $500,000 to $2,200,000 to a range of $500,000 to $4,200,000

Proxy Statement 2023 | 13

Executive Compensation Highlights
•
The cash bonus targets were increased as follows:

•
The CEO cash bonus target was increased from 100% to 110% of base salary;

•
The funding targets for other executive officers were adjusted from 50% to range between 50% and 60% of base salary based on individual roles

CEO Compensation versus Peers
The compensation of our CEO is in-line with our peer group’s compensation as disclosed in 2022 proxy reports, with Mr. Hoppenot’s at-risk compensation percentage being consistent with the peer group’s mix.
CEO AT-RISK COMPENSATION IS AT PAR WITH PEER GROUP

CEO
7%
10%
83%
83%
LONG TERM
93%
PERFORMANCE BASED
PEER
8%
8%
84%
84%
LONG TERM
92%
PERFORMANCE BASED
SALARY
ANNUAL CASH BONUS
LTI- EQUITY AWARDS

Median peer CEO compensation reflects 2021 compensation from the 2022 proxies or subsequent SEC filings of the peer group.
14 | Proxy Statement 2023

Global Responsibility

Here at Incyte, we are committed to operating responsibly. What began over 20 years ago as a mission to help patients in need has now expanded to touch all areas of our business. We want to be sure that we are a sustainable business, not just focused on generating revenues. To define and focus our efforts, we have divided our corporate responsibility efforts into 5 main pillars spanning patients, community, team, the environment, and governance and risk management:

We seek to discover and develop new therapies for patients in need.
We strive to give back to the communities in which we live and work.
PATIENTS
COMMUNITY
GLOBAL RESPONSIBILITY
Incyte
EXPECT MORE
GOVERNANCE & RISK MANAGEMENT
TEAM
ENVIRONMENT
We operate with a high standard of business excellence and ethics.
Our success is made possible by attracting and retaining a diverse and talented team.
We aim to minimize our impact on our planet.

Incyte’s CEO and Executive Team drive our Global Responsibility initiatives, and our Board of Directors has oversight over our Global Responsibility objectives.
For the most up to date Environmental, Social and Governance information, please visit www.incyte.com/responsibility. Please note that the information provided on our website is not part of this Proxy Statement.
Based on feedback from you, our stakeholders, we have summarized some of our Global Responsibility efforts below.
Proxy Statement 2023 | 15

Global Responsibility
Human Capital Management
We believe that our employees are one of our greatest assets, and we strive to ensure that they are fulfilled and valued at work. We make continuous improvements to our employee support programs, focusing on employees’ development and well-being:
Area of Focus	Progress in 2022
Professional Development
✓
Increased tuition reimbursement for Master’s and Doctorate degrees by 60% and 100%, respectively

✓
Launched a LinkedIn Learning pilot, with plans for a company-wide roll-out in 2023

✓
Established a continuing education pilot program through the University of Delaware’s Pocket MBA program

Compensation, Benefits, & Wellness
✓
Added several resources for employees, including Wellthy, Hinge, and Omada to complement our existing wellness offerings

✓
Introduced the Incyte Engaged Benefits app, a personalized compilation of benefits to make information easily accessible

✓
Continued to support employee health by not requiring employees to use PTO when sick

Recognition

We were excited to be named as a top five biopharma employer for the 5th consecutive year based on Science’s annual survey.
Incyte was recognized specifically for:
✓
being an innovative industry leader

✓
being socially responsible

✓
treating employees with respect

For the second year in a row, Incyte was recognized as one of Newsweek’s Top 100 Most Loved Workplaces for 2022. We moved up 16 spots to #61 on the list and were one of five pharmaceutical and biotech companies included in the list.
Newsweek noted that Incyte was loved because of our comprehensive physical and mental wellness benefits and our community initiatives.

Diversity
Part of valuing our employees is valuing the diverse abilities, experiences, perspectives and backgrounds within our workforce. These differences help us to operate at our best, allowing us to better serve patients in need.
16 | Proxy Statement 2023

Global Responsibility
Gender Diversity
As of December 31, 2022, 52% of our global workforce were women. 41% of our global leadership positions were filled by women, a 3% increase over 2021.

1.
Includes positions of Director and above.

Ethnic and Racial Diversity (U.S.)

As of December 31, 2022, 35% of our U.S. workforce self-reported as non-white, a 2% increase from 2021. This is similar to the 2020 United States Census data for the State of Delaware, the location of our global headquarters (approximately 41%2 non-white).
To increase transparency, in 2022 we disclosed our full EEO-1 report for our U.S. workforce for the first time. We do not collect racial diversity data outside of the U.S., given various privacy strictures.
We seek to recruit from the most diverse talent pool possible for all jobs across our organization. To strengthen this commitment, in 2022 we set an ESG target that at least 70% of open positions in the U.S. have at least one Black or Hispanic candidate in the candidate pool. We achieved that goal, and for 2023 increased the target to 75%.

Racial and Ethnic Diversity of Incyte's U.S. Workforce

Non-White
35%
White, 65%
Asian, 24%
Black/African American, 6%
Hispanic/Latino, 4%
2+ Races, 1%

2.
Statistic calculated using the Census Bureau’s interactive data visualization tool, subtracting Delaware’s 2020 “White alone, not Hispanic or Latino” population from the total population of Delaware.

Proxy Statement 2023 | 17

Global Responsibility
Executive Management Team Diversity
We value diversity in all levels of our organization, including our Executive Team (“ET”). Our ET is a diverse group of individuals with a broad range of experiences and backgrounds, which we believe is conducive to innovation and creating an inclusive culture.

3.
Three of our 13 ET members are located outside of the U.S., and therefore are not included in ethnic/racial diversity statistics.

U.S. Diversity and Inclusion Committee
To further our commitment to an inclusive culture and increase representation and opportunities for underrepresented groups, we created our U.S. Inclusion Committee. This Committee is co-chaired by our CEO and Head of Human Resources, and since its inception is making progress in 5 key areas:

HIRE

Focus: Identify sources of recruitment for underrepresented candidates.

Progress: We are an active participant in the Scientific Mentoring & Diversity Program (SMDP) mentoring program, launched a co-op program for Black and brown students, and have increased our presence at job fairs focused on underrepresented candidates.

DEVELOP & RETAIN

Focus: Provide development opportunities to maintain our diverse workforce.

Progress: We held focus groups with our CEO and Head of HR to identify and address barriers for underrepresented populations within our workforce and will launch a Reverse Diverse Mentoring program in 2023 to increase understanding of these challenges across the organization.

AWARENESS

Focus: Promote awareness and understanding of diversity and inclusion.

Progress: We launched an intranet page, email address, and now present at 50% of our Global Town Halls to make our Inclusion efforts more visible and accessible for all employees. U.S. managers also take annual training on their responsibilities in the hiring process as it applies to the Affirmative Action Plan.

CLINICAL TRIAL DIVERSITY

Focus: Ensure diverse communities are appropriately represented in Incyte clinical trials.

Progress: We created 4 core sub-groups to further focus and create actionable goals for our Clinical Trial Diversity committee. We also developed a standard approach to establising diversity enrollment goals and launched a diversity dashboard to better track diverse enrollment metrics for U.S. clinical studies.

SUPPLIER DIVERSITY

Focus: Partner with suppliers to promote inclusion and diversity in our strategic sourcing practices.

Progress: We are a corporate sponsor for several organizations focused on increasing the representation of diverse vendors. In 2022, we launched an external Supplier Website to make our Strategic Sourcing team more accessible to vendors, and allowing Strategic Sourcing to connect viable opportunities directly to business owners.

18 | Proxy Statement 2023

Global Responsibility
While we have made progress, we recognize that we need to continue to focus on our inclusion efforts.
Minimizing our Environmental Impact
To Incyte, being a sustainable business also means doing our part to reduce our environmental impact. We continue working to decrease emissions and increase transparency around our environmental footprint for both our leased and owned facilities.
Incyte owns buildings at our global headquarters in Wilmington, Delaware, and a biologics manufacturing site in Yverdon-les-Bains, Switzerland.
Global Headquarters—Wilmington, Delaware, USA
Our global headquarters opened in 2014, with one existing building that we renovated into laboratory and office space. Since then, we have built two additional buildings at our headquarters; one office building that opened in 2017 and one office and laboratory building that opened in January 2022. Both new buildings achieved three out of four Green Globes from the Green Building Initiative, which evaluates buildings for their environmental performance, health and wellness for building occupants, and resilience. Additionally, our headquarters is 100% landfill free and, since January 2021, has used 100% renewable energy through the purchase of renewable energy certificates to further reduce our emissions.
Biologics Manufacturing Site—Yverdon-les-Bains, Switzerland
Incyte built a biologics manufacturing site, which opened in 2021. It has several environmentally-conscious features, including energy recovery and solar panels, and the rest of the plant’s electricity is 100% sourced from hydroelectric power.
We also look to reduce the environmental impact of our leased facilities. For example, our leased offices in the U.S. are 100% landfill free. In addition, our EU Headquarters in Morges, Switzerland, has the Swiss Label Minergie P for energy efficiency and construction quality, and is powered by 100% renewable electricity.
While we continue to make operational changes to limit our environmental impact, we want to take action now to compensate for our existing Scope 1 and 2 emissions. We have chosen to do that through the purchase of short-term harvest deferral carbon credits through NCX. Our 2021 measured Scope 1 and 2 emissions were offset through NCX by partnering with Pennsylvania landowners to conserve trees that would otherwise be harvested by individual landowners for income. Our purchase of these offsets directly helps to preserve forests and support our neighbors.
Global Responsibility Goals
In 2021, we set four corporate targets we aimed to achieve by 2025. Over the past two years, we have made continued progress towards achieving these goals:

The TCFD (Task Force on Climate-related Financial Disclosures) has developed recommendations for voluntary, consistent climate-related financial risk disclosures for use by companies in providing information to investors, lenders, insurers, and other stakeholders.
Proxy Statement 2023 | 19

Global Responsibility
1.
Achieve operational carbon neutrality by 2025. Our key environmental target is to be operationally carbon neutral by 2025 through a combination of absolute emission reductions and offsets. We focus on green building certifications, building improvements, and renewable energy to continue to reduce our Scope 1 and 2 emissions, and from 2019 through 2021 we have offset our calculated Scope 1 and 2 emissions to achieve neutrality.

2.
Receive Green Globes Certification for newly constructed building at U.S. Headquarters. After our headquarters building 1815 was completed, we worked with the Green Building Initiative and were the first building to be certified in the GBI Existing Buildings 2021 pilot program. Building 1815 received three out of four Green Globes.

3.
Report under TCFD Framework by 2023. We are in the process of creating our 2022 Global Responsibility Report, where we will report in alignment with the TCFD framework for the first time.

4.
Complete transition of Field Fleet to hybrid and electric vehicles by 2025. Although we experienced delays due to the COVID-19 pandemic and vehicle availability, we are making progress towards this goal.

In 2022, for the first time, we tied ESG performance to compensation by including three ESG goals in our Annual Incentive Plan. The three goals aimed to increase diversity in our U.S. job candidate pool, reduce single-use plastic, and achieve Green Globes certification for our new 1709 building at our U.S. Headquarters. Throughout the year, our employees worked hard to progress and ultimately achieve all of our goals.
Following the success of 2022, we again set ESG goals tied to compensation in 2023. These new goals are related to:
•
Further increasing diversity in the candidate pool for jobs based in the U.S.

•
Increasing global utilization of our volunteer time program

•
Developing a global greenhouse gas mitigation and reduction plan to continue to reduce our environmental impact

By tying annual ESG targets to compensation, we hope to incentivize all employees and our Executive Team to contribute to meaningful progress and reinforce the importance of these targets.
20 | Proxy Statement 2023

2023 Proposals

PROPOSAL 1
Election of Directors

The Board proposes the election of nine directors of our Company to serve until the next annual meeting of stockholders, or thereafter until their successors are duly elected and qualified. If any nominee is unable or declines to serve as director at the time of the Annual Meeting, an event that we do not currently anticipate, proxies will be voted for any nominee designated by the Board to fill the vacancy.
Director Nominees
Names of the nominees and certain biographical information about them are set forth below:
Hervé Hoppenot	CHAIRMAN OF THE BOARD Age: 63	COMMITTEES: • None	DIRECTOR SINCE: 2014
BACKGROUND:
Mr. Hoppenot joined Incyte as President and Chief Executive Officer and a Director in January 2014, and was appointed Chairman of the Board in May 2015. Mr. Hoppenot served as the President of Novartis Oncology, Novartis Pharmaceuticals Corporation, the U.S. subsidiary of Novartis AG, a pharmaceutical company, from January 2010 to January 2014. Prior to that, Mr. Hoppenot served in other executive positions at Novartis Pharmaceuticals Corporation, serving from September 2006 to January 2010 as Executive Vice President, Chief Commercial Officer of Novartis Oncology and Head of Global Product Strategy & Scientific Development of Novartis Pharmaceuticals Corporation and from 2003 to September 2006 as Senior Vice President, Head of Global Marketing of Novartis Oncology. Prior to joining Novartis, Mr. Hoppenot served in various increasingly senior roles at Aventis S.A. (formerly Rhône Poulenc S.A.), a pharmaceutical company, including as Vice President Oncology US of Aventis Pharmaceuticals, Inc. from 2000 to 2003 and Vice President US Oncology Operations of Rhone Poulenc Rorer Pharmaceuticals, Inc. from 1998 to 2000.
QUALIFICATIONS:
The Board has concluded that Hervé Hoppenot should serve on the Board because he has significant leadership and senior management experience from his various executive positions in the healthcare industry, including as the President of Novartis Oncology, Novartis Pharmaceuticals Corporation. His past experiences and his current role as our CEO give him strong knowledge of our strategy, markets, competitors, financials and operations.
OTHER PUBLIC COMPANY BOARDS:

Current Cellectis S.A.		Past 5 Years None
Proxy Statement 2023 | 21

PROPOSAL 1 Election of Directors
Julian C. Baker	LEAD INDEPENDENT DIRECTOR Age: 56	COMMITTEES: • Nominating and Corporate Governance (Chair) • Compensation	DIRECTOR SINCE: 2001
BACKGROUND:
Mr. Baker is a Managing Member of Baker Bros. Advisors LP, which he and his brother, Felix Baker, Ph.D., founded in 2000. Baker Bros. Advisors LP is a biotechnology-focused investment advisor to fund partnerships whose investors are primarily endowments and foundations. Mr. Baker’s career as a fund manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation.
QUALIFICATIONS:
The Board has concluded that Julian C. Baker should serve on the Board because he is an experienced investor in many life sciences companies. He brings to the Board significant strategic and financial expertise and extensive knowledge of the life sciences and biopharmaceuticals industries as a result of his investments in and service as a director of other publicly and privately held life sciences companies.
OTHER PUBLIC COMPANY BOARDS:

Current ACADIA Pharmaceuticals Inc. Prelude Therapeutics Incorporated		Past 5 Years Genomic Health, Inc. (2001-2019) Idera Pharmaceuticals, Inc. (2014-2018)
Jean-Jacques Bienaimé	INDEPENDENT DIRECTOR Age: 69	COMMITTEES: • Compensation (Chair) • Nominating and Corporate Governance	DIRECTOR SINCE: 2015
BACKGROUND:
Mr. Bienaimé has served as Chief Executive Officer and a member of the board of directors of BioMarin Pharmaceutical Inc., a biopharmaceutical company, since May 2005. Mr. Bienaimé has also served as Chairman of BioMarin since June 2015. From November 2002 to April 2005, Mr. Bienaimé served as Chairman, Chief Executive Officer and President of Genencor, a biotechnology company focused on industrial bioproducts and targeted cancer biotherapeutics. Prior to joining Genencor, Mr. Bienaimé was Chairman, President and Chief Executive Officer of SangStat Medical Corporation, an immunology focused biotechnology company that was later acquired by Genzyme Corporation. He became President of SangStat in 1998 and Chief Executive Officer in 1999. Prior to joining SangStat, Mr. Bienaimé held various management positions from 1992 to 1998 with Rhône Poulenc Rorer Pharmaceuticals (now known as Sanofi Aventis), including Senior Vice President of Corporate Marketing and Business Development, and Vice President and General Manager of the advanced therapeutic and oncology division. Mr. Bienaimé is a director of the Biotechnology Innovation Organization and the Pharmaceutical Research and Manufacturers of America® (PhRMA).
QUALIFICATIONS:
The Board has concluded that Jean-Jacques Bienaimé should serve on the Board because he has significant leadership experience in the management of biotechnology organizations, business development, and sales and marketing of both biotechnology and pharmaceutical products. He also brings significant experience as a director of other publicly held life sciences companies.
OTHER PUBLIC COMPANY BOARDS:

Current BioMarin Pharmaceutical Inc.		Past 5 Years Vital Therapies, Inc. (2013-2018)
22 | Proxy Statement 2023

PROPOSAL 1 Election of Directors
Otis W. Brawley, M.D.	INDEPENDENT DIRECTOR Age: 63	COMMITTEES: • Science and Technology	DIRECTOR SINCE: 2021
BACKGROUND:
Dr. Brawley has served as a Bloomberg Distinguished Professor of Oncology and Epidemiology at Johns Hopkins University since January 2019. From April 2007 to December 2018, Dr. Brawley served as the Chief Medical and Scientific Officer of the American Cancer Society. From January 2002 to August 2007, Dr. Brawley was director of the Georgia Cancer Center at Grady Memorial Hospital. From April 2001 to December 2018, Dr. Brawley served as Professor of hematology, oncology, medicine and epidemiology at Emory University. Prior to joining Emory University, Dr. Brawley was an assistant director and senior investigator at the National Cancer Institute and an internist and oncologist at the National Institutes of Health Clinical Center and Bethesda Naval Hospital.
QUALIFICATIONS:
The Board has concluded that Otis W. Brawley should serve on the Board because he has significant medical and scientific leadership experience. Dr. Brawley’s medical and academic background in oncology and hematology, together with his medical, scientific and public health leadership experience, are expected to assist the Board in its oversight role over our drug discovery and development efforts and to provide the Board with relevant insight into healthcare delivery. In addition, Dr. Brawley has experience serving as a director of other publicly held life sciences companies.
OTHER PUBLIC COMPANY BOARDS:

Current Agilent Technologies, Inc. Lyell Immunopharma, Inc. PDS Biotechnology Corporation		Past 5 Years None
Paul J. Clancy	INDEPENDENT DIRECTOR Age: 61	COMMITTEES: • Audit and Finance (Chair) • Compensation	DIRECTOR SINCE: 2015
BACKGROUND:
Mr. Clancy has more than 30 years of experience in financial management and strategic business planning, and served as a senior advisor from October 2019 until July 2020 to, and as the Executive Vice President and Chief Financial Officer from July 2017 through October 2019 of, Alexion Pharmaceuticals, Inc., a biopharmaceutical company. Prior to joining Alexion, Mr. Clancy served as Executive Vice President, Finance and Chief Financial Officer of Biogen Inc. (formerly known as Biogen Idec Inc.), a biopharmaceutical company, from August 2007 until June 2017. He also served as Senior Vice President of Finance of Biogen, with responsibilities for leading the treasury, tax, investor relations and business planning groups. Prior to the 2003 merger of Biogen, Inc. and IDEC Pharmaceuticals Corporation to form Biogen, Mr. Clancy was the Vice President of Portfolio Management of Biogen. He joined Biogen in 2001 as Vice President of U.S. Marketing. Before Biogen, Mr. Clancy spent 13 years at PepsiCo Inc., a food and beverage company, serving in a variety of financial, strategy and general management positions.
QUALIFICATIONS:
The Board has concluded that Paul J. Clancy should serve on the Board because he has significant financial and executive leadership experience at large multi-national biopharmaceutical companies. Mr. Clancy also has experience as a director of a publicly held biotechnology company, and his breadth and depth of financial experience position him well to serve as Chair of the Audit and Finance Committee of the Board.
OTHER PUBLIC COMPANY BOARDS:

Current Agios Pharmaceuticals, Inc. Exact Sciences Corporation Xilio Therapeutics, Inc.		Past 5 Years None
Proxy Statement 2023 | 23

PROPOSAL 1 Election of Directors
Jacqualyn A. Fouse, Ph.D.	INDEPENDENT DIRECTOR Age: 61	COMMITTEES: • Audit and Finance • Nominating and Corporate Governance	DIRECTOR SINCE: 2017
BACKGROUND:
Dr. Fouse served as Chief Executive Officer of Agios Pharmaceuticals, Inc., a biopharmaceutical company, from February 2019 until August 2022. She became Chair of the Agios Board of Directors in August 2022 and retired as CEO. Prior to Agios, she served as Executive Chair of Dermavant Sciences, a biopharmaceutical company, from July 2017 to September 2018. From September 2010 until June 2017, Dr. Fouse served in various capacities at Celgene Corporation, a biopharmaceutical company, serving as Strategic Advisor to the Management Executive Committee from April 2017 to June 2017, President and Chief Operating Officer from March 2016 to March 2017, President, Hematology and Oncology from August 2014 to February 2016, Executive Vice President and Chief Financial Officer from February 2012 to July 2014, and Senior Vice President and Chief Financial Officer from September 2010 to February 2012. Prior to joining Celgene, Dr. Fouse served as Chief Financial Officer of Bunge Limited, a global agribusiness and food company, from July 2007 to September 2010. Prior to joining Bunge, Dr. Fouse served as Senior Vice President, Chief Financial Officer and Corporate Strategy at Alcon Laboratories, Inc. since 2006, and as its Senior Vice President and Chief Financial Officer since 2002. Prior to her time with Alcon, she held a variety of senior leadership roles with international companies in Europe, including Swissair and Nestle.
QUALIFICATIONS:
The Board has concluded that Jacqualyn A. Fouse should serve on the Board because she has significant executive leadership, corporate finance, financial reporting and accounting expertise as a result of her executive roles at Agios and previously at Dermavant Sciences and Celgene, as well as her prior positions with other companies. Additionally, Dr. Fouse is able to provide diverse and valuable corporate governance, management, operational and strategic expertise to the Board through her experience as an executive officer and a public company board member.
OTHER PUBLIC COMPANY BOARDS:

Current Agios Pharmaceuticals, Inc.		Past 5 Years Dick’s Sporting Goods, Inc. (2010-2020)
Edmund P. Harrigan, M.D.	INDEPENDENT DIRECTOR Age: 70	COMMITTEES: • Science and Technology (Chair) • Audit and Finance	DIRECTOR SINCE: 2019
BACKGROUND:
Dr. Harrigan joined the Board in December 2019. Dr. Harrigan served as Senior Vice President of Worldwide Safety and Regulatory for Pfizer Inc. from 2012 until his retirement in 2015. Dr. Harrigan’s previous executive leadership roles at Pfizer included serving as Senior Vice President, Head of Worldwide Business Development, Senior Vice President, Head of Worldwide Regulatory Affairs and Quality Assurance, and Vice President, Head of Neuroscience and Ophthalmology. Previously, Dr. Harrigan served in senior leadership positions at Karuna Pharmaceuticals, Inc., Sepracor Inc., and Neurogen Corporation. Prior to entering the pharmaceutical industry in 1990, Dr. Harrigan was a practicing neurologist for seven years.
QUALIFICATIONS:
The Board has concluded that Edmund P. Harrigan should serve on the Board because he has significant executive leadership experience in the pharmaceutical and biotechnology industry, including experience in drug discovery and development, regulatory affairs and business development. Dr. Harrigan also brings substantial medical and scientific experience to the Board. In addition, Dr. Harrigan has significant experience serving as a director of other publicly held life sciences companies.
OTHER PUBLIC COMPANY BOARDS:

Current ACADIA Pharmaceuticals, Inc. PhaseBio Pharmaceuticals, Inc.		Past 5 Years Bellicum Pharmaceuticals, Inc. (2018-2019) Karuna Therapeutics, Inc. (2011-2020)
24 | Proxy Statement 2023

PROPOSAL 1 Election of Directors
Katherine A. High, M.D.	INDEPENDENT DIRECTOR Age: 71	COMMITTEES: • Science and Technology	DIRECTOR SINCE: 2020
BACKGROUND:
Dr. High joined the Board in March 2020. Dr. High served as President, Therapeutics of Asklepios Biopharmaceutical, Inc., a biotechnology and gene therapy company that is a wholly-owned subsidiary of Bayer AG, from January 2021 until December 2022. Dr. High served as President of Spark Therapeutics, Inc., a gene therapy company, from September 2014 until February 2020 and as Head of Research and Development of Spark from September 2017 until February 2020. From September 2014 through September 2017, Dr. High served as Chief Scientific Officer of Spark. Prior to serving as President of Spark, Dr. High provided advice to Spark and subsequently served as an independent consultant to Spark from December 2013 to September 2014. From July 1999 through September 2014, Dr. High was a Professor at the Perelman School of Medicine at the University of Pennsylvania. From March 2003 through September 2014, Dr. High was an Investigator of the Howard Hughes Medical Institute. Dr. High served as the Director of the Center for Cellular and Molecular Therapeutics at Children’s Hospital of Philadelphia from September 2004 to April 2014. Currently Dr. High is a Visiting Professor at Rockefeller University in New York.
QUALIFICATIONS:
The Board has concluded that Katherine A. High should serve on the Board because she has significant executive, scientific and medical leadership experience, including extensive academic and industry experience in drug discovery and development. Her medical background, together with her experience leading drug discovery and development efforts at Spark Therapeutics, are expected to assist the Board in its oversight role over our drug discovery and development efforts. In addition, Dr. High has experience serving as an executive officer and director of publicly traded life sciences companies.
OTHER PUBLIC COMPANY BOARDS:

Current CRISPR Therapeutics AG		Past 5 Years Spark Therapeutics, Inc. (2014-2019)
Susanne Schaffert, Ph.D.	INDEPENDENT DIRECTOR Age: 56	COMMITTEES: • None	DIRECTOR SINCE: 2022
BACKGROUND:
Dr. Schaffert joined the Board in October 2022. Dr. Schaffert previously spent 26 years at the pharmaceutical company Novartis AG, where she served in various roles. Most recently, Dr. Schaffert served as President of Novartis Oncology from January 2019 until April 2022. Prior to that role, Dr. Schaffert served from January 2018 to February 2019 as President and Chair of Accelerated Advanced Applications and from December 2012 to January 2018 as General Manager Region Europe, Novartis Oncology. From March 2010 to December 2012, Dr. Schaffert was Global Head of Investor Relations, and before that, Dr. Schaffert served as Global Franchise Head for Immunology and Transplantation. Dr. Schaffert first joined Novartis Germany in 1995 and held a series of positions in sales and marketing with increasing responsibilities in national, regional and global functions.
QUALIFICATIONS:
The Board has concluded that Susanne Schaffert should serve on the Board because she has significant executive leadership experience, across clinical development, marketing and sales, finance and commercialization in the global pharmaceutical and biotechnology industries, with a focus on oncology, immuno-oncology and cell therapy. Her background, together with her experience formerly serving as President of Novartis Oncology, are expected to assist the Board in its oversight role over our clinical development and global commercialization efforts.
OTHER PUBLIC COMPANY BOARDS:

Current None		Past 5 Years Rubius Therapeutics, Inc. (2022-2023)
Proxy Statement 2023 | 25

Board Committees

The Board has appointed an Audit and Finance Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Science and Technology Committee. The Board has determined that each director who serves on these committees is “independent,” as that term is defined by applicable listing standards of The Nasdaq Stock Market and Securities and Exchange Commission rules. The Board has approved a charter for each of these committees. A current copy of each committee’s charter can be found on our website at http://www.incyte.com under the “Corporate Governance” heading in the “For Investors” portion of our website. The Board has also appointed a Non-Management Equity Award Committee.
The Board will update committee composition as appropriate after the Annual Meeting.
Audit and Finance Committee	COMMITTEE MEMBERS
The Audit and Finance Committee’s responsibilities include:
➤
assisting the Board in fulfilling its oversight responsibilities relating to the Company’s financial statements, systems of internal control over financial reporting, auditing, accounting and financial reporting processes, compliance with legal and regulatory requirements, financing and tax strategies, capital allocation, capital structure, and enterprise risk assessment and management practices;

➤
appointing, compensating, evaluating and, when appropriate, replacing our independent registered public accounting firm;

➤
reviewing and pre-approving audit and permissible non-audit services;

➤
reviewing the scope of the annual audit;

➤
monitoring the independent registered public accounting firm’s relationship with the Company;

➤
meeting with the independent registered public accounting firm and management to discuss and review our financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes;

➤
reviewing the results of management’s efforts to monitor compliance with the Company’s programs and policies designed to promote adherence to applicable laws and regulations;

➤
overseeing the management of the Company’s enterprise risk assessment and management practices, including with respect to financial, operating, cybersecurity and other information technology, including the periodic review of management’s efforts to identify and mitigate such risks;

➤
overseeing our internal audit function; and

➤
reviewing matters related to the Company’s investment policy, capital allocation strategies, capital structure and tax structure and strategies.

The Board has determined that Mr. Clancy and Dr. Fouse are each qualified as an Audit Committee Financial Expert under the definition outlined by the Securities and Exchange Commission.
No member of our Audit and Finance Committee sits on more than three public company audit committees, including ours.
Paul J. Clancy (Chair) Jacqualyn A. Fouse Edmund P. Harrigan Met 9 times in 2022
26 | Proxy Statement 2023

Board Committees
Compensation Committee	COMMITTEE MEMBERS
The Compensation Committee’s responsibilities include:
➤
assisting the Board in meeting its responsibilities with regard to oversight and determination of executive compensation;

➤
reviewing and making recommendations with respect to major compensation plans, policies and programs of the Company;

➤
developing and monitoring compensation arrangements for our executive officers;

➤
determining compensation for our CEO and other executive officers;

➤
determining stock-based compensation awards for our executive officers;

➤
administering performance-based compensation plans such as our Amended and Restated 2010 Stock Incentive Plan (the “2010 Stock Incentive Plan”);

➤
reviewing and recommending directors’ compensation to the full Board; and

➤
possessing sole authority to select, retain, terminate and approve the fees and other retention terms of consultants as it deems appropriate to perform its duties.

Jean Jacques Bienaimé (Chair) Julian C. Baker Paul J. Clancy Met 4 times in 2022
Nominating and Corporate Governance Committee	COMMITTEE MEMBERS
The Nominating and Corporate Governance Committee’s responsibilities include:
➤
identifying qualified individuals to become members of the Board;

➤
determining the composition of the Board and its committees;

➤
monitoring a process to assess Board effectiveness;

➤
recommending nominees to fill vacancies on the Board;

➤
reviewing and making recommendations to the Board with respect to candidates for director proposed by stockholders;

➤
reviewing the composition, functioning and effectiveness of the Board and its committees;

➤
developing and recommending to the Board codes of conduct applicable to officers, directors and employees and charters for the various committees of the Board; and

➤
reviewing and making recommendations to the Board regarding the succession plan relating to our CEO and other executive officers.

Julian C. Baker (Chair) Jean Jacques Bienaimé Jacqualyn A. Fouse Met 1 time in 2022
Science and Technology Committee	COMMITTEE MEMBERS
The Science and Technology Committee’s responsibilities include:
➤
assisting the Board in its general oversight of the Company’s research and development programs and progress in achieving research and development goals and objectives;

➤
providing strategic advice to the Board and management regarding emerging science and technology issues and trends;

➤
reviewing and assessing the Company’s approaches to acquiring and maintaining technology positions or otherwise investing in research and development programs; and

➤
assisting the Board with its oversight responsibility for enterprise risk management in areas affecting the Company’s research and development activities.

Edmund P. Harrigan (Chair) Otis W. Brawley Katherine A. High Met 2 times in 2022
Proxy Statement 2023 | 27

Board Committees
				Committee Membership
Name and Primary Occupation	Director Since	Age	Independent	Compensation	Audit and Finance	Nominating and Corporate Governance	Science and Technology
Hervé Hoppenot—Chairman of the Board President and Chief Executive Officer Incyte Corporation	2014	63
Julian C. Baker—Lead Independent Director Managing Partner Baker Brothers Investments	2001	56	✓
Jean-Jacques Bienaimé Chief Executive Officer BioMarin Pharmaceutical Inc.	2015	69	✓
Otis W. Brawley, M.D. Bloomberg Distinguished Professor of Oncology and Epidemiology Johns Hopkins University	2021	63	✓
Paul J. Clancy Former Executive Vice President and Chief Financial Officer, Alexion Pharmaceuticals, Inc.	2015	61	✓
Jacqualyn A. Fouse, Ph.D. Former Chief Executive Officer Agios Pharmaceuticals, Inc.	2017	61	✓
Edmund P. Harrigan, M.D. Former Senior Vice President of Worldwide Safety and Regulatory, Pfizer Inc.	2019	70	✓
Katherine A. High, M.D. Former President, Therapeutics Asklepios Biopharmaceutical, Inc.	2020	71	✓
Susanne Schaffert, Ph.D. Former President, Novartis Oncology	2022	56	✓
Committee Chair	Financial Expert	Member
28 | Proxy Statement 2023

Compensation of Directors

Our director compensation program is designed to attract and retain highly qualified directors by ensuring that our director compensation is in line with compensation offered by our peer companies that compete with us for director talent. Compensation reflects the time, effort, expertise and accountability required of active board membership. Directors who are employees of the Company, namely Mr. Hoppenot, do not receive any fees for their service on the Board or any committee. The Compensation Committee, with the assistance of its independent compensation consultant, periodically reviews the compensation for our non-employee directors in relation to the peer group used for compensation purposes (as described below under “Compensation Discussion and Analysis”).
In 2021, we sought approval for, and our stockholders approved, changes to our Amended and Restated 2010 Stock Incentive Plan (the “2010 Stock Incentive Plan”), that enabled the Board to set the total grant date target value of equity awards to our non-employee directors up to a maximum of $500,000, which was the total grant date target value for equity awards made to non-employee directors in 2020. In addition, the mix of equity awards was changed from 75% stock options and 25% restricted stock unit (RSU) awards to 60% stock options and 40% RSU awards. The Compensation Committee, with the assistance of its independent compensation consultant, most recently reviewed the compensation of our non-employee directors in November 2022 and determined not to recommend any change to the total grant date target value of non-employee director equity awards that was set by the Board at $400,000 for 2021, 2022 and 2023.
The annual retainers for Board service, committee membership and chair service are set forth below.
Role	Cash Retainer ($)(1)	Total Equity Awards ($)(2)
Lead Independent Director	100,000	400,000
Non-Employee Director	60,000	400,000
Role	Cash Retainer ($)(1)
Chair of Audit and Finance Committee	25,000
Members of Audit and Finance Committee	12,500
Chair of Compensation Committee	25,000
Members of Compensation Committee	10,000
Chair of Nominating and Corporate Governance Committee	18,000
Members of Nominating and Corporate Governance Committee	9,000
Chair of Science and Technology Committee	25,000
Members of Science and Technology Committee	10,000
Proxy Statement 2023 | 29

Compensation of Directors
(1)
Annual cash retainers are payable quarterly. Non-employee directors may elect to receive their retainers and committee fees in the form of restricted shares that vest immediately when the associated quarterly retainer amount is paid.

(2)
Equity awards are 60% stock options and 40% RSU awards, determined in the same manner as with awards to our executive officers, as described in “Compensation Discussion and Analysis.” The Board has determined that for 2022 and 2023, total grant date target value for equity awards will be $400,000 for all non-employee directors. The exercise price of the options will be equal to the fair market value on the date of grant and have a term of 10 years. Each award will vest in full on the first anniversary of the date of the grant or, if earlier, the date of the next annual meeting of stockholders or upon a change in control.

Cash and equity awards are prorated for such portion of the year that the director serves on the Board. All directors are reimbursed for their travel and out-of-pocket expenses in accordance with our travel policy for each in-person Board or committee meeting that they attend.
2022 Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(3)	Option Awards ($)(2)(3)	Total ($)
Julian C. Baker	—	274,971	220,497	495,468
Jean-Jacques Bienaimé	117,250	146,971	220,497	484,718
Otis W. Brawley	77,500	146,971	220,497	444,968
Paul J. Clancy	—	241,971	220,497	462,468
Wendy L. Dixon (4)	—	33,262	—	33,262
Jacqualyn A. Fouse	—	228,471	220,497	448,968
Edmund P. Harrigan	—	230,721	220,497	451,218
Katherine A. High	87,500	146,971	220,497	454,968
Susanne Schaffert	15,000	111,849	167,798	294,647

(1)
Amounts listed in this column represents the sum of the aggregate grant date value of immediately vested restricted share awards issued quarterly at the election of the director in lieu of his or her annual retainer and committee fees and the aggregate grant date fair value of RSU awards granted upon re-election at the 2022 Annual Meeting or, in the case of Dr. Schaffert, upon her election to the Board, determined in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718) for financial reporting purposes. See Note 12 of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of our assumptions in determining the ASC 718 values of our stock awards.

The following table provides the grant date value of restricted share awards issued in lieu of cash retainer and committee fees and the grant date fair value of RSUs shown in the above table:
Name	Value of Restricted Share Awards ($)	Grant Date Fair Value of RSU Awards ($)
Julian C. Baker	128,000	146,971
Jean-Jacques Bienaimé	—	146,971
Otis W. Brawley	—	146,971
Paul J. Clancy	95,000	146,971
Wendy L. Dixon	33,262	—
Jacqualyn A. Fouse	81,500	146,971
Edmund P. Harrigan	83,750	146,971
Katherine A. High	—	146,971
Susanne Schaffert	—	111,849

(2)
Amounts listed in this column represents the aggregate grant date fair value of option awards granted upon re-election at the 2022 Annual Meeting or, in the case of Dr. Schaffert, upon her election to the Board, determined in accordance with the ASC 718 for financial reporting purposes. See Note 12 of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of our assumptions in determining the ASC 718 values of our option awards.

(3)
The following table provides the number of shares of common stock subject to outstanding unvested RSU awards and stock options held at December 31, 2022 for each director who was then serving on the Board:

30 | Proxy Statement 2023

Compensation of Directors
Name	Number of Unvested RSU Awards	Number of Shares Underlying Unexercised Option
Julian C. Baker	2,114	135,120
Jean-Jacques Bienaimé	2,114	130,120
Otis W. Brawley	2,114	15,034
Paul J. Clancy	2,114	130,120
Wendy L. Dixon	—	90,996
Jacqualyn A. Fouse	2,114	88,870
Edmund P. Harrigan	2,114	32,008
Katherine A. High	2,114	28,933
Susanne Schaffert	1,625	6,751

(4)
Dr. Dixon retired from the Board on June 15, 2022.

Proxy Statement 2023 | 31

Corporate Governance

What We Do
✓ Majority voting for directors in uncontested elections	✓ Audit and Finance Committee receives semiannual updates by our Chief Compliance Officer
✓ Strong and active Lead Independent Director, representing one of our largest stockholders	✓ Board and the committees may seek advice from outside advisors
✓ Audit and Finance Committee, Nominating and Corporate Governance Committee and Compensation Committee comprised solely of independent directors	✓ Pre-clearance by our General Counsel required for trading in our stock by any director, and all executive trading must be through a pre-cleared trading plan

✓
Audit and Finance Committee regularly meets with Ernst & Young LLP, our independent registered public accounting firm, as well as our corporate audit services team—without members of executive management present

✓ Maintain robust Code of Business Conduct and Ethics, Senior Financial Officers’ Code of Ethics and Board of Directors Code of Conduct and Ethics requirements
✓ An independent compensation consultant is engaged by and reports directly to our Compensation Committee	✓ Board members have complete access to management and employees in their discretion
✓ Annual election of directors	✓ High Board and committee attendance
✓ Review and approve corporate strategic plan, including the budget, at least annually	✓ Robust commitment to corporate, environmental and social responsibility
✓ Limits on outside board and audit committee service	✓ Extensive ongoing stockholder outreach, often involving Lead Independent Director
✓ Proxy access bylaw (3% ownership, 3 years, nominees up to 20% of the Board)	✓ Audit and Finance Committee is updated by our cybersecurity team at least twice per year
What We Don’t Do
✗ No staggered or classified Board	✗ No hedging or speculative trading in our stock by directors, executives or other employees
✗ No plurality voting in uncontested Board elections	✗ Board members may not be “overboarded”
Majority Voting Policy
Our Bylaws include a majority voting standard for the election of directors. In order to receive a majority of the votes cast, the number of shares voted “FOR” must exceed the number of votes “AGAINST”; abstentions and broker non-votes do not count as votes cast. Our Bylaws provide that, in an uncontested election, director nominees must receive a majority of the votes cast to be elected to the Board. Our Corporate Governance Guidelines state that if a nominee for director in an uncontested election does not receive a majority of the votes cast, the director should submit a resignation for consideration by the Board. The Nominating and Corporate Governance Committee will evaluate and make a recommendation to the Board with respect to the proffered resignation. The Board must take action on the recommendation within 90 days following certification of the stockholder vote. The director whose resignation is under consideration cannot participate in any decision regarding his or her resignation. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.
32 | Proxy Statement 2023

Corporate Governance
Board Leadership Structure
Our current leadership structure and governing documents permit the roles of Chairman and CEO to be filled by the same or different individuals. Where the Chairman and CEO roles are filled by the same individual, our Corporate Governance Guidelines require the independent directors on our Board to appoint a Lead Independent Director.
The Board values the flexibility to select, from time to time, a leadership structure that it believes is most able to serve our Company’s and stockholders’ best interests based on the qualifications of individuals available and circumstances existing at the time. As such, the Board periodically evaluates whether combining or separating the roles of Chairman and CEO is in the best interests of our Company and our stockholders.
Currently the Board believes it is in the best interests of our stockholders to have Hervé Hoppenot, our President and CEO, serve as Chairman, coupled with Julian C. Baker—a managing member of the general partner of one of our largest stockholders (Baker Bros. Advisors LP and affiliated entities (the “Baker Funds”) who collectively hold 16.3% of our common stock as of April 18, 2023)—serving as our Lead Independent Director. The Board reviews its leadership structure on an ongoing basis and retains the authority to modify this structure as it deems appropriate.
Focus on Independence.   The Board maintains a strong commitment to ensuring Board independence so that it is able to maintain effective oversight of management. The Board’s commitment to independence includes:
✓
Annual appointment of a strong Lead Independent Director, who also represents one of our largest stockholders, the Baker Funds, thereby ensuring strong representation of stockholder interests

✓
Robust duties of the Lead Independent Director, which include:

•
presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors

•
serving as liaison between the Chairman/CEO and the other independent directors

•
approving information sent to the Board

•
approving meeting agendas for the Board

•
approving meeting schedules to assure that there is sufficient time for discussion of all agenda items

•
authority to call meetings and executive sessions of the independent directors

•
being available for consultation with stockholders, when appropriate.

✓
Review, at least annually, of the Company’s strategic plan and the following year’s capital and operating budgets

✓
Annual election of all directors, ensuring accountability to stockholders

✓
Regular executive sessions of the independent, non-management directors—without Mr. Hoppenot—to review Company performance, CEO performance, management effectiveness, proposed programs and transactions and the Board meeting agenda items

✓
Requirement that only independent directors serve on the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee

✓
Requirement that a majority of the Board be comprised of independent directors, with 89% of the current Board being independent

✓
Corporate Governance Guidelines providing that the Board may have access to Company management and employees and its own advisors, at the Board’s discretion.

Flexibility of the Leadership Structure.   The Board is committed to high standards of corporate governance. The Board values the flexibility to select, from time to time, a leadership structure that is most able to serve the Company’s and stockholders’ best interests based on the qualifications of individuals available and circumstances existing at the time. As such, the Board periodically evaluates whether combining or separating the roles of Chairman and CEO is in the best interest of the Company and of our stockholders.
Proxy Statement 2023 | 33

Corporate Governance
Board Role in Risk Oversight
Our Board is responsible for overseeing the overall risk management process at the Company directly and through its committees. The responsibility for managing risk rests with executive management while the committees of the Board and the Board as a whole participate in the oversight process. The Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include reviews of long term strategic and operational planning, executive evaluation, development and succession planning, regulatory and legal compliance, financial reporting and internal controls, and cybersecurity risks. The Board and its committees consider strategic and operational risks and opportunities and regularly receive reports from executive management regarding specific aspects of risk management, including risks associated with our strategic plan, our capital structure, our research and development activities, our commercial activities, drug pricing and reimbursement, our manufacturing and supply activities, cybersecurity, our ESG program, and our human capital management.
The Audit and Finance Committee has primary responsibility for overseeing our financial processes, compliance with legal and regulatory requirements, and enterprise risk assessment and management practices. The Audit and Finance Committee meets throughout the year and receives regular reports from executive management with respect to, and reviews such risks associated with, our financial and accounting systems, accounting policies, investment strategies, global tax matters, regulatory and ethics compliance, ESG strategy and reporting, and information systems and technology, including cybersecurity risks and readiness. We have a Chief Compliance Officer, who regularly provides the Audit and Finance Committee with information and briefings about current and emerging compliance risks and regulatory, enforcement and other external factors that may affect our business operations, risk management or strategy. The Audit and Finance Committee also receives information and briefings from the head of our internal audit team, as well as representatives of our independent registered public accounting firm. The Audit and Finance Committee meets regularly with our independent registered public accounting firm and periodically with our Chief Compliance Officer and the head of our internal audit team in executive session without the presence of other members of management.
The Compensation Committee evaluates our compensation policies and practices to help ensure that these policies and practices (1) do not incentivize employees to take unnecessary or excessive risks that could have a material adverse effect on our Company and (2) provide appropriate incentives for meeting both short-term and long-term objectives and increasing stockholder value over time. The Compensation Committee also considers risks relating to our human capital management. The Nominating and Corporate Governance Committee reviews our risks associated with governance matters and non-compensation related human resources matters. The Science and Technology Committee reviews and evaluates our risks associated with our research and discovery programs and strategies.
Each Board committee reports regularly to the full Board on its activities. In addition, the Board participates in regular discussions with our executive management on many core subjects, including strategy, operations, finance, drug pricing and reimbursement, and legal and public policy matters, in which risk oversight is an inherent element. The Board believes the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of our risk management because it allows the Board, with leadership from our Lead Independent Director and working through its committees, which are all composed of independent directors, to proactively participate in the oversight of our management’s actions.
Director Independence
In 2022, our Board determined that each individual who served as a member of the Board in 2022 except for Mr. Hoppenot, was an “independent director” within the meaning of Rule 5605 of The Nasdaq Stock Market.
Mr. Hoppenot is not considered independent as he is currently employed as our CEO. For all other directors, the Board considers their relationship and transactions with our Company as directors and security holders of our Company.
All of the nominees are current members of the Board.
34 | Proxy Statement 2023

Corporate Governance
Board Evaluation and Refreshment
At least annually, the Board assesses its composition, taking into consideration: the knowledge, experience and diverse perspectives of its directors; each individual director’s performance and contributions to the Board and its committees; the other time commitments of directors; and other factors the Board deems appropriate, such as independence, absence of conflicts and lack of any reputational risks. The Board weighs these factors with Incyte’s priorities and needs. Our directors serve one-year terms, and all continuing directors are subject to our stockholders’ votes every year.
As our Board has done in the past, when it sees a current or future need, it undertakes a thorough search for new directors. In the past five years we have added four new independent directors, with an emphasis on strengthening the Board’s expertise in the areas of drug discovery, clinical development and global commercialization, given Incyte’s extensive development portfolio across hematology/oncology and dermatology. Dr. Schaffert joined our Board in October 2022 and brings significant executive leadership experience across clinical development, marketing and sales, finance and commercialization in the global pharmaceutical and biotechnology industries, with a focus on oncology, immuno-oncology and cell therapy.
We believe our Board represents a diverse group of individuals that bring various skills and experience. Our Board’s continuous efforts to refresh itself have led to a complementary mix of new, mid-term and seasoned directors. We believe this group of directors collectively has the skills to support Incyte in the achievement of our long-term goals.
Matrix of Board Nominees
Expertise	Hoppenot	Baker	Bienaimé	Brawley	Clancy	Fouse	Harrigan	High	Schaffert
Biopharma Industry	✓	✓	✓	✓	✓	✓	✓	✓	✓
Operational Leadership	✓		✓		✓	✓	✓	✓	✓
International	✓		✓		✓	✓	✓		✓
Drug Discovery, Development & Regulatory	✓		✓	✓			✓	✓
Commercial	✓		✓			✓			✓
Financial	✓	✓	✓		✓	✓
Gender
Male	✓	✓	✓	✓	✓		✓
Female						✓		✓	✓
Additional Information
PhD/MD				✓		✓	✓	✓	✓
Attendance	100%	100%	89%	100%	94%	93%	100%	100%	100%
Independence		✓	✓	✓	✓	✓	✓	✓	✓

(1)
One member identifies as an underrepresented minority. An underrepresented minority means an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaskan Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities.

(2)
One member identifies as LGBTQ+

We believe having a diverse group of directors with different experiences and skills as well as broad representation benefits the interests of all Incyte stakeholders. Three of our nine Board nominees are women, representing 33% of our Board of Directors. This compares well with the 2022 average among S&P 500 constituents, in which 32% of all Board seats are currently taken by women. Three (33%) of our directors were born in Europe, one self-identifies as an underrepresented minority and one self-identifies as LGBTQ+.
Proxy Statement 2023 | 35

Corporate Governance
Overboarding Policy
The Board of Directors recognizes that in order to be effective, each director must be fully engaged. Our Overboarding Policy states that no new director who is a sitting CEO of another public company shall sit on more than one public company board in addition to his or her own board and no new outside director who is not a sitting CEO of another public company may sit on more than four public company boards in total.
In addition, current directors who sit on less than the maximum number of public company boards may not exceed the maximum amount.
All of our Board nominees are currently compliant with this policy.
Hoppenot2	Baker	Bienaimé2	Brawley	Clancy	Fouse	Harrigan	High	Schaffert
2	3	2	4	4	2	3	2	1

(1)
Total board commitments includes Incyte

(2)
Sitting CEO

Further, the level of attendance of our directors at Board meetings continues to be high. The average attendance for 2022 is 96%, with six of the nine directors who are proposed for election in 2023 attending 100% of Board and Committee meetings last year.
36 | Proxy Statement 2023

Corporate Governance
Director Nominations
The Board nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Board has an objective, set forth in our Corporate Governance Guidelines, that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the Board for nomination or election.
The Nominating and Corporate Governance Committee seeks candidates who have substantive knowledge of our business and industry, diverse experiences, proven leadership, sound judgment and integrity and who can act on behalf of all stockholders. In addition, directors need to be able to foster a respectful environment in which they listen to one another and can hold constructive discussions. The Nominating and Corporate Governance Committee believes that nominees for director should have operational and leadership experience as well as drug discovery, clinical development, regulatory, commercial and/or financial experience that may be useful to the Company and the Board. Additionally, prospective directors must demonstrate high personal and professional ethics and the willingness and ability to devote sufficient time to effectively carry out their duties as directors. The Board and the Nominating and Corporate Governance Committee also consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees—to that end, we are proud to have 33% gender diversity among the nominees for election to our Board, in addition to the diverse set of skills and experience the Board collectively represents.
The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the Board to meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission rules, and our Corporate Governance Guidelines require that a majority of the members of the Board meet the definition of “independent director” under the rules of The Nasdaq Stock Market. The Nominating and Corporate Governance Committee believes it is appropriate for certain key members of our management—currently, our CEO—to participate as members of the Board.
Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees first by evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate’s prior service as a director, and the needs of the Board with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or if a vacancy is created on the Board as a result of a resignation, an increase in the size of the Board or other event, then the Committee will consider various candidates for Board membership, including those suggested by the Committee members, by other Board members, by any search firm engaged by the Committee and by stockholders. The Committee may only recommend, and the Board may only nominate, candidates for director who agree to tender, promptly following their election or re-election as a director, irrevocable resignations that would be effective if the director fails to receive a sufficient number of votes for re-election at the next annual meeting of stockholders at which he or she faces re-election and if the Board accepts the resignation. The Committee recommended all of the nominees for election included in this Proxy Statement. All of the nominees are current members of the Board.
A stockholder who wishes to suggest a prospective nominee for the Board should notify the Secretary of the Company or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate. In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meeting of stockholders. Our Bylaws permit stockholders to nominate individuals for election to the Board (i) for inclusion in our proxy materials and consideration at an Annual Meeting of Stockholders pursuant to our recently adopted proxy access bylaw and (ii) for consideration at an Annual Meeting of Stockholders without being included in our proxy materials. In order to nominate a candidate for director, a stockholder must give timely notice in writing to the Secretary of the Company and otherwise comply with the provisions of our Bylaws.
Our proxy access bylaw permits an eligible stockholder, or group of up to 20 eligible stockholders, owning continuously for at least three years shares of our common stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and nominee(s) satisfy the requirements
Proxy Statement 2023 | 37

Corporate Governance
specified in the Bylaws (“Proxy Access”). To nominate a director pursuant to Proxy Access, all of the procedures, information requirements, qualifications and conditions set forth in our Bylaws must be complied with. A fully compliant nomination notice must be received by us no earlier than 150 days and no later than 120 days before the anniversary of the date that we issued our proxy statement for the prior year’s annual meeting of stockholders. However, in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting of stockholders, the nomination notice, to be timely, must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 180th day prior to the date of the meeting and (2) the 10th day following the first public announcement or disclosure of the meeting date.
For a nomination of an individual for election to the Board without being included in our proxy materials, our Bylaws provide that, to be timely, our Secretary must have received the stockholder’s notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that no annual meeting was held in the preceding year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 90th day prior to the date of the meeting and (2) the 10th day following the first public announcement or disclosure of the meeting date. Information required by the Bylaws to be in the notice include the name and contact information for the candidate and the person making the nomination and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section. Any notice of director nomination submitted to us other than through Proxy Access must include the additional information required by Rule 14a-19(b) under the Securities Exchange Act of 1934.
Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to:
Secretary
Incyte Corporation
1801 Augustine Cut-Off
Wilmington, DE 19803
You can obtain a copy of the full text of the Bylaw provisions by writing to the Company’s Secretary at the above address.
Board Meetings
The Board held four regularly scheduled meetings during 2022. All but one of the directors attended all four regularly scheduled meetings held by the Board. Overall, each director attended at least 89% of the meetings held by the Board and the committees on which he or she served during 2022.
The independent directors regularly meet in executive sessions without the participation of our CEO or other members of management.
We do not have a policy that requires the attendance of directors at the Annual Meeting.
Corporate Governance Guidelines
The Board is committed to sound and effective corporate governance practices. Accordingly, the Board has adopted Corporate Governance Guidelines, which are intended to describe the governance principles and procedures by which the Board functions. The guidelines are subject to periodic review and update by the Nominating and Corporate Governance Committee and the Board, and were most recently amended in February 2022. These Guidelines can be found on our website at http://www.incyte.com under the “Corporate Governance” heading in the “For Investors” portion of our website.
The Corporate Governance Guidelines provide, among other things, that:
•
a majority of the directors must be independent;

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•
if the Chairman of the Board is not an independent director, the independent directors will appoint a Lead Independent Director, whose duties are described in detail above under “Corporate Governance—Board Leadership Structure” on page 33;

•
directors should offer to resign from the Board if they experience a change in their principal occupation;

•
directors should submit their resignations from the Board if they do not receive the votes of a majority of the votes cast in an uncontested election;

•
the Audit and Finance, Compensation, and Nominating and Corporate Governance Committees must consist solely of independent directors;

•
the Board and its committees may seek advice from outside advisors as appropriate;

•
the independent directors regularly meet in executive sessions without the presence of the non-independent directors or members of our management; and

•
the Nominating and Corporate Governance Committee periodically reviews the composition, functioning, skills, diversity, tenure and effectiveness of the Board and its committees, and oversees the self-assessment of the Board and its committees.

Leadership Succession Planning
Our executive management team assesses its needs for succession planning at least annually. Incyte maintains a flat organizational structure, and hence Mr. Hoppenot has full exposure to the leaders of each function as well as key individuals within those functions; others in the executive management team are also in a position to provide additional insight and context. Should a need arise for succession planning in the executive management team, both internal and external candidates are considered on merit and on Incyte’s current and future goals. Regular succession planning updates are provided to the Nominating and Corporate Governance Committee, which is chaired by our Lead Independent Director, and reported to the full Board by the Nominating and Corporate Governance Committee chair.
Communications with the Board
If you wish to communicate with the Board, you may send your communication in writing to:
Secretary
Incyte Corporation
1801 Augustine Cut-Off
Wilmington, DE 19803
You must include your name and address in the written communication and indicate whether you are a stockholder of the Company.
The Secretary will review any communications received from a stockholder and all material communications from stockholders will be forwarded to the appropriate director or directors or Committee of the Board based on the subject matter.
Certain Relationships and Related Transactions
Our policy is that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Business Conduct, Ethics and Board Code of Conduct and Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions must be approved by the Audit and Finance Committee or another independent body of the Board.
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PROPOSAL 2
Advisory Vote to Approve Executive Compensation

This Proposal 2, commonly known as a ‘say-on-pay’ proposal, provides our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission.
As described in detail under the heading “Executive Compensation—Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term corporate objectives, and the creation of increased stockholder value. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the 2022 compensation of our named executive officers.
Each year since 2011, we have sought, and received, approval for our executive compensation program. In addition, in 2011, and again in 2017, we sought, and received, approval to hold a ‘say-on-pay’ vote each year. Accordingly, we are again asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. Proposal 2 gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board or the Compensation Committee of the Board. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the Securities and Exchange Commission. Accordingly, we again will ask our stockholders to vote for the following resolution at the annual meeting:
“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”
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2022 Financial Performance
Incyte has consistently demonstrated strong financial execution over the past several years and in 2022, delivered another year of double-digit growth in revenues to $3.4 billion. Our product revenues grew 18% to $2.7 billion, driven by our expanding hematology/oncology portfolio and the increasing contribution of Opzelura with the new launches in atopic dermatitis and vitiligo. During the year, we achieved 5 regulatory approvals across the U.S., Europe and Japan for products commercialized by Incyte as well as those commercialized by our partners.
Revenues of Jakafi® (ruxolitinib), our largest product by net sales, grew 13% to reach $2.4 billion for the year, with new patient starts driving performance across our approved indications in myelofibrosis, polycythemia vera and acute and chronic graft-versus-host disease (GVHD).
Other hematology and oncology revenues grew 14% to reach $209 million with the continued uptake of Pemazyre® (pemigatinib) for cholangiocarcinoma in the U.S., Europe and Japan and the ongoing launch of Minjuvi for DLBCL, which is now in 4 key markets and where we continue to seek reimbursement in additional countries.
An important achievement in 2022 was the approval and successful launch of Opzelura™ (ruxolitinib) cream as a treatment for the repigmentation of vitiligo. This approval represented an important milestone for the 1.5 million+ vitiligo patients in the U.S. for whom there were no FDA-approved therapies for repigmentation. This is the second substantial opportunity for Opzelura, following the approval in atopic dermatitis in September 2021. There are an estimated 5.5 million drug-treated patients living with atopic dermatitis in the U.S. Over 190,000 patients have been treated with Opzelura since launch through the end of 2022 and the growth in new patients continues to be strong week over week. Importantly, feedback for Opzelura in both indications continues to be extremely positive from physicians, patients and patient advocacy groups. Recently, Opzelura was approved as the first and only treatment for repigmentation for vitiligo in Europe. Net sales of Opzelura for the full year reached $129 million and were $61 million in the fourth quarter.
In addition to our product revenues, we receive royalties on Jakavi® (ruxolitinib) and Tabrecta® (capmatinib), commercialized by Novartis, and on Olumiant® (baricitinib), commercialized by Eli Lilly and Company. Total royalties decreased 15% in 2022 to $483 million primarily due to negative impacts of unfavorable changes in foreign currency exchange rates and the decrease in net product sales of Olumiant for use as a treatment for COVID-19.
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NM = not meaningful; NA = not available
(1)
Monjuvi revenues recognized by MorphoSys and included in our collaboration loss sharing line item on our consolidated statement of operations for the year ended December 31, 2022.

(2)
Totals may not add due to rounding.

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2022 and YTD Regulatory and Clinical Achievements
Throughout 2022 and year-to-date, we achieved numerous important milestones. These are summarized in the graphic below and described in more detail thereafter.

MLN= myeloid/lymphoid neoplasms; GVHD = graft-versus-host disease; AA= alopecia areata; NSCLC = non-small cell lung cancer; MCC = Merkel cell carcinoma; ASH= American Society of Hematology; HS= hidradenitis suppurativa; LP= lichen planus; LS= lichen sclerosus
(1)
Retifanlimab licensed from MacroGenics

Myeloproliferative Neoplasms and Graft-versus-Host Disease (MPNs and GVHD)
In late 2022, we were granted pediatric exclusivity, which added six months to the expiration of all ruxolitinib patents then listed in FDA’s Approved Drug Products with Therapeutic Equivalence Evaluations (Orange Book), thereby extending the patent expiry for Jakafi through December 2028.
Our LIMBER (Leadership In MPNs and GVHD BEyond Ruxolitinib) program focuses on developing new therapies to improve and expand upon available therapeutic options for patients living with MPNs and GVHD. Zilurgisertib (ALK2) and INCB57643 (BET) combination trials with ruxolitinib twice-daily (BID) are ongoing. Initial Phase I/II results evaluating zilurgisertib in combination with ruxolitinib were presented at the 64th American Society of Hematology (ASH) Annual Meeting 2022, and demonstrated an observed reduction in post-dose hepcidin and improvements in anemia among patients treated with the combination, suggesting the potential for therapeutic activity. We also presented new research detailing the development and mechanism of action of INCA33989, an Incyte-discovered, investigational novel anti-mutant calreticulin (CALR)-targeted monoclonal antibody, during the Plenary Scientific Session at ASH. INCA33989 binds with high affinity to mutant CALR and inhibits oncogenesis, the process of cells becoming cancerous, in cells expressing this oncoprotein. CALR mutations are responsible for disease development in approximately 25-35% of patients with MF and ET. INCA33989 is currently expected to enter clinical studies in 2023. Following the receipt of a complete response letter in March 2023, we are continuing to work with the FDA on determining the appropriate next steps towards bringing ruxolitinib XR to patients.
We and our collaborative partner Syndax Pharmaceuticals are developing axatilimab, an anti-CSF-1R monoclonal antibody, as a therapy for patients with chronic GVHD as well as in additional immune-mediated diseases where CSF-1R-dependent monocytes and macrophages are believed to contribute to organ fibrosis. AGAVE-201, a global pivotal trial evaluating axatilimab monotherapy in patients with chronic GVHD in the third line setting, is ongoing. Additional trials of axatilimab are planned in patients with chronic GVHD, including a Phase II trial in combination with
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ruxolitinib. In 2022, Syndax announced that axatilimab was granted fast-track designation by the FDA for the treatment of patients with chronic GVHD after failure of two or more lines of systemic therapy.
Dermatology / Inflammation and AutoImmunity (IAI)
In 2022, Opzelura™ (ruxolitinib) cream was approved by the FDA for its second indication, for the treatment of nonsegmental vitiligo in adults and adolescents 12 years of age and older. In April 2023, Opzelura was approved by the European Commission for the treatment of nonsegmental vitiligo with facial involvement in adults and adolescents 12 years of age and older. Opzelura is the first and only approved treatment in the European Union (EU) for repigmentation.
The approval of Opzelura in vitiligo was based on two randomized, double-blind, vehicle-controlled Phase III studies (TRuE-V1 and TRuE-V2) evaluating the safety and efficacy of Opzelura in adolescents and adults with nonsegmental vitiligo. Treatment with 1.5% ruxolitinib cream twice daily (BID) resulted in greater improvement versus vehicle for the primary and all key secondary endpoints in both the TRuE-V1 and TRuE-V2 studies. Results, which were consistent across both studies, showed that 29.9% of patients applying ruxolitinib cream achieved >75% improvement from baseline in the facial Vitiligo Area Scoring Index (F-VASI75) at Week 24, the primary endpoint. At Week 52, approximately 50% of patients achieved F-VASI75. Furthermore, 104-week data were presented at the American Academy of Dermatology (AAD) Annual Meeting 2023, 2023 which showed the long-term efficacy and safety data for nonsegmental vitiligo patients treated with Opzelura. The most common (>1%) treatment-emergent adverse reactions in patients treated with OPZELURA were application site acne, application site pruritus, nasopharyngitis, headache, urinary tract infection, application site erythema and pyrexia.
As we work to maximize the opportunity for the dermatology franchise, we have established a broad clinical development program within dermatology that includes multiple new indications for ruxolitinib cream, as well as new products. Ruxolitinib cream is being evaluated in pediatric atopic dermatitis and in 2022, additional Phase II trials were initiated in lichen sclerosus, lichen planus and hidradenitis suppurativa (HS). Two Phase III trials in prurigo nodularis, an intensely pruritic, chronic inflammatory skin disease, were also recently initiated. There is significant potential with each of these indications given the current limited treatment options, or in some cases, lack of any FDA-approved therapies. In late 2022 and early 2023, we received four issued patents to the treatments of atopic dermatitis and to the treatment of vitiligo, with expiration dates of 2040, further broadening the protection of the Opzelura franchise.
Povorcitinib (formerly INCB54707), an oral small molecule selective JAK1 inhibitor, is currently being evaluated in patients with HS, a chronic skin condition where lesions develop as a result of inflammation and infection of the sweat glands. A Phase II study evaluating the efficacy and safety of povorcitinib in adults patients with HS met its primary endpoint, demonstrating significantly greater decreases in abscess and inflammatory nodule count versus placebo at Week 16. At the 12th Conference of the European Hidradenitis Suppurativa Foundation 2023, updated Week 52 results were presented, which showed that longer-term treatment with povorcitinib 75mg resulted in sustained and durable efficacy across all treatment arms. Two Phase III trials (STOP-HS1 and STOP-HS2) evaluating povorcitinib in moderate to severe HS are ongoing. At AAD 2023, we presented positive Phase II results for povorcitinib in vitiligo and a Phase II trial evaluating povorcitinib in patients with prurigo nodularis is ongoing.
In November 2022, we acquired Villaris Therapeutics, Inc., an asset-centric biopharmaceutical company focused on the development of novel antibody therapeutics for vitiligo. Its lead asset, auremolimab (VM6) is a novel, humanized anti-IL-15Rβ monoclonal antibody designed to target and deplete autoreactive resident memory T cells (TRM) that has demonstrated efficacy as a treatment for vitiligo in preclinical models. IND-enabling studies are underway, and clinical development for auremolimab is expected to begin in 2023.
Other Hematology and Oncology
In August 2022, Pemazyre© (pemigatinib) was approved by the FDA as the first and only targeted treatment for myeloid/lymphoid neoplasms (MLNs) with FGFR1 rearrangement. In March 2023, Pemazyre was approved by the Japanese Ministry of Health, Labour and Welfare (MHLW) for the treatment of myeloid/lymphoid neoplasms (MLNs) with FGFR1 fusion (also known as 8p11 myeloproliferative syndrome). MLNs with FGFR1 rearrangement are extremely rare and aggressive blood cancers.
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Pemigatinib is currently being evaluated in a pivotal study in first-line cholangiocarcinoma. Additionally, based on findings from our solid tumor-agnostic trial (FIGHT-207) evaluating pemigatinib in patients with driver-alterations of FGF/FGFR, we initiated further study of pemigatinib in certain indications, including a Phase II study in glioblastoma (FIGHT-209).
In November 2022, updated safety and preliminary efficacy data for INCB99280 and INCB99318, our oral PD-L1 inhibitors, was presented at the Society for Immunotherapy of Cancer, and we and Mirati Therapeutics, Inc. announced a clinical trial collaboration and supply agreement to investigate the combination of INCB99280 and adagrasib, a KRASG12C selective inhibitor, in patients with KRASG12C-mutated solid tumors. We expect to initiate other combination trials evaluating INCB99280 with CTLA-4 and VEGF later this year.
In March 2023, Zynyz™ (retifanlimab-dlwr), a humanized monoclonal antibody targeting program death receptor-1 (PD-1), was approved by the FDA for the treatment of adults with metastatic or recurrent locally advanced Merkel cell carcinoma (MCC).The Biologics License Application (BLA) for Zynyz in MCC was approved under accelerated approval based on tumor response rate and duration of response (DOR). MCC is a rare and aggressive type of skin cancer that affects less than 1 per 100,000 people in the U.S.
Partnered Programs (Incyte is eligible for royalties and milestone payments)
We participate in multiple collaborative partnerships in which we are eligible to earn milestone payments and royalties on certain Incyte discovered products that we licensed to third parties. Currently, our key commercialized products include Jakavi® (ruxolitinib) and Tabrecta® (capmatinib), which are licensed to Novartis, and Olumiant® (baricitinib), which is licensed to Lilly.
In May 2022, Jakavi (ruxolitinib) was approved in Europe by the European Commission for the treatment of acute or chronic GVHD in patients aged 12 years and older who have inadequate response to corticosteroids or other systemic therapies.
In June 2022, Tabrecta (capmatinib) was approved in Europe by the European Commission as monotherapy treatment of adults with advanced non-small cell lung cancer (NSCLC) harboring alterations leading to mesenchymal-epithelial-transition factor gene (MET) exon 14 (METex14) skipping who require systemic therapy following prior treatment with immunotherapy and/or platinum-based chemotherapy.
In 2022, Olumiant (baricitinib) was approved in the U.S. for the treatment of adults with severe alopecia areata, becoming the first and only systemic treatment in the indication. Olumiant was also approved as a treatment for alopecia areata in Europe and Japan.
Discovery Capabilities
Our approach to drug discovery, driven by our core competencies in medicinal chemistry and cellular and translational biology, has enabled us to bring forth numerous drug candidates into clinical development and through regulatory approval. We have established a focused set of drug discovery capabilities in-house, including target validation, high-throughput screening, medicinal chemistry, computational chemistry, pharmacological and translational sciences, ADME (absorption, distribution, metabolism and excretion) and toxicology assessment. We augment these capabilities through a network of collaborations with academic partners and contract research organizations with relevant expertise. In addition to our established small molecules expertise, we have expanded our drug discovery capabilities to include monoclonal antibody discovery in-house and access to bi-specific antibody discovery capabilities.
Our discovery process is target- and pathway-centric and leverages cross-program knowledge to identify and prosecute novel points of synergy, and our areas of focus are primarily in oncology and inflammation and autoimmunity.
Clinical Development Pipeline
Our pipeline is broad and diverse spanning across multiple mechanisms of action and diseases, all with the same goal of developing therapies that help to address unmet needs of patients and to ultimately be able to make a meaningful difference in the lives of patients and their caregivers.
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Executive Compensation
The chart below highlights some of our clinical programs across each of our therapeutic areas as we continue to prioritize investment in research and development in areas where there is a significant unmet medical need.
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Responsiveness to Stockholder Feedback

Each year, we conduct stockholder outreach to gather direct feedback on our corporate governance, compensation practices and environmental, social and governance (ESG) practices. Since 2018, we have contacted stockholders who represent the top 80% of our shares outstanding.
As a result of our annual stockholder engagement, we have implemented several significant enhancements in our corporate governance, compensation policies, ESG activities and stockholder communication practices. The following changes were made in response to feedback received:
ANNUAL OUTREACH TO STOCKHOLDERS: 80% OF SHARES OUTSTANDING
Action	Year of Implementation
Governance
✓ Adopted a proxy access bylaw	2021
✓ Adopted equity ownership guidelines	2016, amended 2021
✓ Adopted a director overboarding policy	2020
Compensation
✓ Adjusted the executive compensation pay mix to include higher percentages of performance shares	Performance Shares added in 2018; increased % of performance shares in 2020 and 2022
✓ Established a three-year performance period for performance shares award to our CEO and other U.S.-based executive officers	2020
✓ Redesigned the director compensation program to be based on a set target value instead of fixed share grants	2019
✓ Eliminated special equity grants to the CEO	2019
✓ Added enhanced disclosure on certain items such as goal achievement	2017
ESG
✓ Added ESG goals to our Annual Incentive Plan	2022
✓ Disclosed ethnic and racial diversity data for U.S. workforce	2021
✓ Enhanced ESG disclosure	2019
Stockholder feedback in 2022 was largely positive, with investors expressing support for the progress Incyte has made in recent years. We believe that our current compensation structure, as described in more detail in subsequent pages of this Proxy Statement, strikes the right balance of motivation and retention for our executives. The graphic below shows the evolution of our executive compensation structure over the last several years.
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Executive Compensation

(1)
Note that stock options and RSUs vest over 4 years while performance shares, if earned, cliff vest after 3 years.

Compensation Discussion and Analysis
Below is a comprehensive list of our compensation policies and policy enhancements made in our continuing effort to be responsive to issues discussed during our stockholder outreach and to address advice provided by stockholder advisory firms.
What We Do
✓ We pay for performance, including having a total stockholder return (TSR) component for 2022 performance shares	✓ We have a compensation clawback policy
✓ 1/3 of executives’ target equity award value is in the form of performance shares	✓ Our Compensation Committee uses an independent compensation consultant, Compensia, and considers peer groups in establishing executive compensation
✓ Performance shares have a three-year performance period	✓ Robust anti-hedging and anti-speculation policies in place
✓ Robust stock ownership guidelines for our CEO, executive officers and our directors	✓ Our Compensation Committee is comprised of all independent directors
✓ Double-trigger equity vesting in the event of a change-in-control	✓ We conduct an annual say-on-pay vote
✓ Stock Options and RSU awards have a minimum vesting period of 12 months with a vesting period over 4 years	✓ We engage proactively with our stockholders throughout the year
✓ Performance share awards cliff vest after 3 years	✓ We require our executives to plan any stock trading in advance through the use of 10b5-1 plans
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What We Don’t Do
✗ We do not reprice stock options	✗ We do not provide golden parachute excise tax gross-ups
✗ We do not provide single-trigger equity vesting in the event of a change-in-control	✗ We do not provide excessive perquisites for executives
Compensation Program Strategy and Objectives
The performance-based and time-based components of our equity compensation program are designed to encourage an appropriate level of risk-taking and a focus on sound long-term decision-making, thus aligning executive interests with the long-term best interests of our Company and our stockholders.
The Compensation Committee of our Board believes that the compensation of our executive officers should:
•
Pay for performance;

•
Encourage both creation of stockholder value and achievement of strategic corporate objectives;

•
Integrate compensation with our annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of both of those objectives;

•
Provide a competitive total compensation package that enables us to attract and retain, on a long-term basis, qualified personnel; and

•
Provide fair compensation consistent with internal compensation programs.

Our executive officers’ compensation currently includes three primary components: base salary, cash bonus, and equity-based incentive awards.
•
Salary is a fixed amount and does not vary with our performance.

•
Cash bonus under our annual incentive compensation plan varies with our performance

•
Equity-based incentive awards can be made up of restricted stock units, performance shares or stock options.

All components of our executives’ compensation, other than base salary, are closely tied to our Company’s performance—either through the amounts (if any) of each component actually received or the value of each component over time, or both—and each such component of executive compensation contributes toward our goal of delivering long-term stockholder value. Each of the equity-based components—including the performance shares that only become earned upon achievement of pre-determined goals—are also subject to time-based vesting, which the Compensation Committee believes incentivizes executive retention.
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Below is our 2022 Compensation Matrix:

(1)
Restricted Stock Units comprised 1/3 of target equity value for 2022. For a further description of the evolution of the equity compensation program for our executive officers, see “—Our Equity Grant Practices”, starting on page 52.

(2)
Performance shares comprised 1/3 of target equity value for 2022. For a further description of the evolution of the equity compensation program for our executive officers, see “—Our Equity Grant Practices”, starting on page 52.

(3)
Stock options comprised 1/3 of target equity value for 2022. For a further description of the evolution of the equity compensation program for our executive officers, see “—Our Equity Grant Practices”, starting on page 52.

As the design of our executive compensation program shows, the Compensation Committee believes that executive compensation should be designed to pay for performance. Our Company has made great progress in recent years, and executive compensation has reflected that performance.
CEO Compensation versus Peers
The charts below illustrate how the percentage of our CEO’s compensation that is tied to performance compares with those of our peer group of companies. The Compensation Committee believes Mr. Hoppenot’s compensation is in-line with our peer group’s compensation as disclosed in their 2022 proxy statements, with Mr. Hoppenot’s at-risk compensation percentage being consistent with the peer group mix.
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CEO AT-RISK COMPENSATION IS ON PAR WITH PEER GROUP
Median peer CEO compensation reflects 2021 compensation from the 2022 proxy statements of the peer group.
Implementing Our Objectives—Role of Compensation Committee and Our Chief Executive Officer
The Compensation Committee approves, administers and interprets our executive compensation and benefits policies, including our 2010 Stock Incentive Plan. The Compensation Committee evaluates the performance of our CEO and determines his compensation in light of the goals and objectives of our compensation program. Our CEO and the Compensation Committee together assess the performance of our other executive officers and determine their compensation, based on initial recommendations from our CEO.
Role of the Independent Compensation Consultant
Under its charter, the Compensation Committee has the sole authority to retain any independent compensation consultant or other advisor as the Committee may deem appropriate. Pursuant to this authority, the Compensation Committee has engaged Compensia, a national compensation consulting firm, for support on matters related to the compensation of our executive officers. Compensia does not provide any other services to our Company.
Compensia was retained by the Compensation Committee to prepare compensation analyses for our executive officers and the non-employee members of our Board of Directors. Specifically, for our executive officers, Compensia was directed to provide a competitive market analysis of the base salary, annual cash incentive awards, and long-term incentive equity compensation of our executive officers compared against our compensation peer groups and to review other market practices and trends. This market analysis was reviewed with the Compensation Committee in connection with its early 2022 compensation decisions, and was used to guide decisions regarding base salary adjustments and target annual cash and equity incentive award opportunities.
Market Reference Data
The Compensation Committee utilizes market reference data to evaluate the competitiveness of our executive officers’ compensation and to determine whether the total compensation paid to each of our named executive
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officers is appropriate. When arriving at final compensation decisions, the Compensation Committee considers and assesses factors in addition to market reference data, including individual and company performance, each executive’s role and responsibilities, internal equity, retention requirements and the competitive market, unrealized equity gains, and best compensation governance practices. The Committee does not tie compensation to specified target percentiles. In connection with its analysis for purposes of 2022 compensation decisions, the Compensation Committee reviewed information prepared by Compensia comparing the compensation for our executive officers with data from SEC filings and the Radford Global Life Sciences Survey for a peer group comprised of 15 publicly traded biopharmaceutical companies. We collectively refer to these data as the competitive compensation data. The peer group for 2022 compensation decisions, referred to as the 2022 peer group, was chosen based on the following characteristics: direct competitors for talent; comparable business models and stage; and of broadly similar size in revenue, market capitalization and/or headcount.
In October 2022, the Compensation Committee determined to retain the 2022 peer group for 2023 (referred to as the 2023 peer group) and the same peer group was used for 2023 compensation decisions.
The following table shows Incyte versus the 2023 peer group on 2022 total revenue, total employees, and market capitalizations (market cap). All data is as of December 31, 2022.
Company	Total Revenue ($M)	Company	Total Employees	Company	Market Cap ($M)
Gilead	27,281	Gilead	17,000	Gilead	107,677
Regeneron	12,173	Regeneron	11,851	Regeneron	78,559
Biogen	10,173	Biogen	8,725	Vertex	74,127
Vertex	8,931	Vertex	4,800	Biogen	39,877
Jazz	3,659	SeaGen	3,256	Alnylam	29,238
Incyte	3,395	BioMarin	3,082	SeaGen	23,860
BioMarin	2,096	Jazz	2,800	BioMarin	19,234
SeaGen	1,962	Incyte	2,324	Incyte	17,869
Exelixis	1,611	Alkermes	2,280	Neurocrine	11,482
Neurocrine	1,489	Alnylam	2,002	Sarepta	11,375
Alkermes	1,112	Exelixis	1,223	Jazz	10,031
Alnylam	1,037	Neurocrine	1,200	Ionis	5,365
Sarepta	933	Sarepta	1,162	Exelixis	5,174
Ionis	587	Ionis	796	Alkermes	4,294
Amarin	369	Sage	689	Sage	2,269
Sage	8	Amarin	365	Amarin	489
Our Equity Grant Practices
In 2019, the Compensation Committee noted Compensia’s observation that our mix for executives of 75% stock options and 25% performance shares put our executives’ equity-based compensation more at-risk than our peer group and the broader market norm and that, on average, our peers deliver approximately 25% of executive equity compensation value in the form of time-based vesting RSUs, with approximately 50% being delivered in the form of stock options and approximately 25% being delivered in the form of performance-based shares or options. The Committee also noted that, due to our stock price decline and limited use of RSUs, realizable compensation for our executives for 2016 through 2018 fell well below target compensation values. Accordingly, to enhance executive retention and bring our executive equity compensation practices in line with our peers, the Committee determined that, for 2019, our executives would receive 50% of their total grant date target value in the form of stock options, 25% in the form of performance shares, and 25% in the form of RSUs.
In 2020, the Compensation Committee noted stockholder feedback regarding our performance-based equity awards and determined that, for 2020, our executives will receive 40% of their total grant date target value in the form of stock options, 30% in the form of performance shares, and 30% in the form of RSUs. Those percentages
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remained the same for 2021. In addition, as discussed below under “Key Elements of Executive Compensation—Equity Based Incentive Awards,” performance shares granted in 2020 and 2021 would have a three-year performance period.
For 2022 and 2023, the Compensation Committee determined that our executives will receive 1/3 each of their total grant date target value in the form of stock options, performance shares and RSUs.
While the equity awards are actually granted in July of each year, the Compensation Committee determines the overall equity grant target value for our executive officers in the early portion of the year, in conjunction with the determination of base salary adjustments and the establishment of the annual incentive compensation plan described in greater detail below. Based on those target values, the share numbers of our annual stock option grants are determined in the middle of each calendar year, with one-half of the grants made at that time and one-half made at the beginning of the following calendar year, with a view toward countering some of the effects of the volatile trading price of our common stock.
Our annual stock option grants have a ten-year term with four-year service-based vesting with one-quarter vesting after one year and the remainder vesting in 36 equal monthly installments. Our annual executive performance share and RSU awards are made in the middle of each calendar year.
In 2020, three-year performance periods were introduced for performance share awards, and these performance share awards vest, assuming performance goals are achieved at specified levels, on the third anniversary of the grant date, and are described further below. The RSU awards vest in equal installments on each of the first four anniversaries of the grant date.
The Compensation Committee also has the discretion to make outstanding merit awards, which for 2019 were stock options with a ten-year term that vest in a single installment after four years and starting in 2020 were RSUs that vest in a single installment after four years. The change from stock options to RSUs was due to the significant volatility of our share price and the share prices of our peers, to provide greater certainty for the retentive value of these awards, if granted. These awards can be made to executives other than our CEO as well as other key employees throughout our Company and are typically made in connection with salary adjustments at the beginning of each year as the awards are intended to award prior year performance and to incentivize and retain the recipients. Our CEO championed the creation of the outstanding merit grant program to recognize important contributions—both within a function and the Company as a whole—by leaders throughout our organization. Previously, our CEO received these grants too, but, starting in 2019, in response to stockholder feedback, the Compensation Committee eliminated awards of outstanding merit grants to our CEO.
In addition, as described below, in November 2021, the Compensation Committee approved equity awards to our executive officers (not including our CEO) with 50% of the approval date target value in the form of performance shares granted on December 1, 2021 and the remaining 50% of the approval date target value in the form of RSUs granted on January 1, 2022. As a result of these retention awards, no outstanding merit awards were made to any executive officer in January 2022 for prior year performance.
The exercise price of each stock option awarded under our 2010 Stock Incentive Plan is the closing price of our common stock on the date of grant, which for our annual stock option grants are the dates of the regularly scheduled Compensation Committee meetings or actions without meetings, which are taken following decisions at meetings, in the middle of the year at which equity awards for senior executives are formally determined and at the beginning of the year at which salary adjustments and cash bonuses under our incentive compensation plan are determined. These meetings are scheduled in advance, and we do not coordinate the timing of equity award grants with the release of financial results or other material announcements by our Company. Under our 2010 Stock Incentive Plan, we may not reprice or replace options at lower exercise prices without stockholder approval.
Compensation Practices and Policies
Equity Ownership Guidelines.   Effective January 1, 2016, our Board adopted robust equity ownership guidelines for members of senior management, including our executive officers, and members of the Board. The guidelines were amended and restated in November 2021 to narrow the types of securities that would count toward the ownership requirements. Under these guidelines, the covered individuals are expected to meet the following equity ownership requirements:
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Equity Ownership Requirements
CEO	6x Annual Base Salary
All Other Executive Officers	3x Annual Base Salary
Non-Employee Members of the Board	6x Annual Cash Retainer
Our CEO has met this requirement.
All other directors and executive officers have either met their respective equity ownership targets or are within the five-year period for achieving compliance.
Covered individuals as of January 1, 2016 must have satisfied these guidelines by December 31, 2020, and individuals who subsequently become subject to the guidelines will have five years to reach their ownership requirements. Shares held directly, shares held indirectly, such as by a trust or a 401(k) plan, unvested restricted shares and RSUs, and earned performance shares that remain subject to service-based vesting requirements are included in determining an individual’s equity ownership. Stock options (whether vested or unvested) and unearned performance shares are not counted toward meeting these guidelines. Prior to the 2021 guideline amendments, shares underlying vested stock options were included in determining equity ownership. For purposes of these guidelines, a non-employee director’s annual cash retainer does not include cash retainers for committee service.
Compensation Recovery Policy.   In late 2017, in response to our 2017 stockholder engagement campaign (described more fully under “Stockholder Engagement” starting on page 11), our Compensation Committee adopted a compensation recovery (“clawback”) policy which provides that, in the event that, on account of fraud or other intentional misconduct, we are required to prepare an accounting restatement, we may recover from any executive officer any incentive compensation erroneously paid or awarded in excess of what would have been paid under the accounting restatement. This policy applies prospectively to certain incentive compensation paid or awarded after January 1, 2018, its effective date, and covers the three-year period preceding the date on which we are required to prepare the accounting restatement. The incentive compensation to which it applies is cash bonuses or other cash awards to the extent those bonuses or awards are earned based on the attainment of a financial reporting measure presented in our financial statements or derived from our accounting records. In addition, we are subject to the provisions of Section 304 of the Sarbanes-Oxley Act of 2002, which provides that if we are required as a result of misconduct to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our CEO and CFO may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they receive. To the extent our policy is inconsistent with the final regulations adopted by the SEC to implement the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the listing standards adopted by The Nasdaq Stock Market to implement those SEC regulations, we intend to revise our policy to comply with those regulations.
Limitations on Hedging and Pledging.   Under our insider trading policy, our employees, including our executive officers, and Board members are prohibited from trading in our securities on a short-term basis, purchasing our securities on margin, making short sales in our securities, buying or selling put or call options on our stock, pledging our securities as collateral for a loan, and engaging in other hedging or monetization transactions such as prepaid variable forwards, equity swaps, collars and exchange funds, that permit a holder to continue to own our securities but, without the full risks and rewards of ownership.
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Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount of compensation that we may deduct in any one year with respect to our CEO and each of the next three most highly compensated executive officers (excluding the chief financial officer for taxable years prior to 2018). Section 162(m) historically permitted deductions in excess of $1,000,000 for “performance-based compensation,” which included stock options meeting certain requirements, but the exception for “performance-based compensation” has been repealed effective for taxable years beginning after December 31, 2017.
Stock options that we granted in 2017 and prior years should still qualify for full deductibility under a transition rule for amounts payable pursuant to written binding contracts in effect on November 2, 2017. To maintain flexibility in compensating our executive officers, the Compensation Committee has not adopted a policy requiring all executive compensation to be deductible.
Key Elements of Executive Compensation
Our executive officers’ compensation currently includes three primary components: base salary, cash bonus, and long-term equity-based incentive awards. Of these components, only base salary is not tied directly and meaningfully to our Company’s performance because base salary is intended to attract and retain key talent by providing a stable source of income. In addition, we provide our executive officers a variety of benefits that are available generally to all salaried employees. Each of these components is described in more detail below.
Base Salary
Base salaries are designed to attract and retain qualified personnel by providing a consistent cash flow throughout the year as compensation for acceptable levels of performance of day-to-day responsibilities. Base salaries for our executive officers are established based on the scope of their responsibilities, their performance, and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data we review for similar positions and the overall market demand for those executive officers at the time of hire. The Compensation Committee reviews salaries on an annual basis. At such time, the Compensation Committee may change each executive officer’s salary based on the individual’s contributions and responsibilities over the prior twelve months and any change in competitive market pay levels.
In January 2022, the Compensation Committee set the 2022 base salaries for our executive officers. The Committee considered our Company’s performance in 2021, including our commercial operations, clinical trial progress of our other drug candidates, job performance, internal pay alignment and equity, marketplace competitiveness and the 2022 peer group data in determining the base salaries for 2022.
In January 2023, the Compensation Committee set the 2023 base salaries for our executive officers. The Committee considered our Company’s performance in 2022, including our commercial operations, clinical trial progress of our other drug candidates, job performance, internal pay alignment and equity, marketplace competitiveness and the 2023 peer group data in determining the base salaries for 2023. The following table sets forth the salary increases that became effective on January 29, 2023 for our named executive officers listed in the Summary Compensation Table.
Name	2022 Base Salary	2023 Increase	2023 Base Salary
Hervé Hoppenot	$1,234,920	5.0%	$1,296,666
Christiana Stamoulis	$654,092	5.0%	$686,797
Steven H. Stein	$751,301	3.5%	$777,597
Maria E. Pasquale	$590,074	5.0%	$619,578
Barry P. Flannelly	$573,353	5.0%	$602,021
Annual Incentive Compensation Plan
Each year, we have established an incentive compensation plan that provides for cash incentive awards for all of our eligible employees. The plans have been designed to pay for performance by aligning incentive awards for each participant with an evaluation of our achievement of corporate objectives. These corporate objectives are approved
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by the independent members of our Board based on the recommendations of the Compensation Committee, as well as, in the case of individuals other than our CEO, the achievement of individual business objectives for a particular year. Eligibility to participate in the plans and actual award amounts are not guaranteed and are determined, in the case of our executive officers, at the discretion of the Compensation Committee. After the completion of each year, the Compensation Committee reviews with our CEO the level of achievement of the corporate objectives under the plan and determines the size of the overall bonus pool to be used for awards. The Compensation Committee, with input from our CEO with respect to our other executive officers, may use discretion in determining for each executive officer his or her bonus amount.
Incentive awards for our executive officers were approved by the Compensation Committee and paid in 2023 pursuant to our 2022 incentive compensation plan. Each of our executive officers, other than our CEO, had a funding target under the plan ranging from 50% to 60% of his or her annual base salary for 2022, with the potential for actual awards under the plan to either exceed or be less than the funding target depending upon corporate performance, as well as the executive officer’s achievement of certain individual goals that are predetermined by our CEO. Our CEO had a funding target under the plan of 110% of his annual base salary for 2022, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance.
Target incentive award amounts for each participant were based on the participant’s potential impact on our operating and financial results and on market competitive pay practices. Individual performance goals were also established for eligible employees other than our CEO, and evaluations were based upon whether the employee met, exceeded or did not meet each established goal. The Committee believes that it is appropriate to align a higher percentage of our executive officers’ total cash compensation with the achievement of our Board-approved corporate objectives because those objectives are determined with a view toward progressing our Company’s business and maximizing stockholder value. Linking a significant percentage of executive officer cash incentive awards to achievement of Committee-approved corporate objectives puts a substantial portion of our CEO’s and executive officers’ cash compensation at risk, and is another way the Committee has designed executive compensation to pay for performance.
Annual Incentive Compensation Plan 2022 Corporate Performance Objectives
Corporate performance objectives for 2022 were based on achievement of the objectives in the following categories: discovery, clinical development and global commercial, with business development objectives providing additional bonus opportunities.

DISCOVERY
20%
ESG
5%
GLOBAL
COMMERCIAL
40%
CLINICAL
DEVELOPMENT
35%

Threshold, target and outperform achievement levels were defined for each corporate objective and, depending on the achievement of those performance levels, a payout ranging from 0% to 150% may have been made for each core objective. Bonus objectives included an extra 20% for Discovery, an extra 20% for Clinical Development and an extra 5% for Business Development. Collectively, the bonus opportunities enabled the payout of up to an additional 45 percentage points for extraordinary achievements beyond core objectives.
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At the time the corporate performance objectives for 2022 were set, the Compensation Committee and management believed that achievement of the target levels of performance would be challenging and would require significant effort and skill, positive preclinical study and clinical trial results and continued strong commercial performance.
In January 2023, the Compensation Committee evaluated the achievement of the 2022 corporate performance objectives and determined that incentive awards under our 2022 incentive compensation plan should be based upon an achievement score of 118.0% of the target level of corporate performance objectives. The various objective categories, target payouts and actual payouts, are listed in the table below.
Objectives	Target %	Payout %
Discovery	20	30
✓ Achieve the requisite number of pre-specified goals, including 3 IND filings	20	20
Discovery Bonus Opportunity		10
Clinical Development	35	45
LIMBER ✓ Submit U.S. NDA for ruxolitinib XR by a specified time	10	0
Inflammation and AutoImmunity (IAI) ✓ Obtain complete Phase 2 datasets for various assets by a specified time ✓ Achieve enrollment thresholds for various assets by a specified time	10	15
Hematology and Oncology ✓ Advance clinical development of the oral PD-L1 program ✓ Submit U.S. sNDA for pemigatinib in MLN by a specified time ✓ Achieve various recruitment goals across the hematology and oncology portfolio	15	20
Development Bonus Opportunities ✓ Obtain approval in the U.S. for Opzelura in vitiligo ✓ Advance development of ruxolitinib cream in additional indications		10
Global Commercial	40	30.5
✓ Oncology- North America	15	15
✓ Dermatology- North America	20	11
✓ Ex-North America	5	4.5
ESG ✓ Achieve a minimum rate of 70% of open positions in the U.S. having at least one diverse (Black or Hispanic) applicant ✓ Reduce single-use plastic products by 70% across all regions ✓ Achieve Green Globes Certification of new U.S. building	5	7.5
Business Development Bonus ✓ Bring in complementary and/or supplemental assets with the potential to provide near to mid-term sales revenues and meaningful revenue growth in the 2025+ timeframe		5
Total	100	118
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Detailed Discussion on Performance Objectives and Achievements
Discovery
In 2022, we achieved many of our pre-specified discovery goals, which spanned our small molecule and biologics programs, and achieved one of our discovery bonus opportunities. While we do not disclose details about our discovery efforts due to potential competitive concerns, our efforts resulted in three Investigational New Drug (IND) applications, including our LAG3xPD1 and TGFβR2xPD1 bispecific antibodies, our mCALR monoclonal antibody, as well as the selection of numerous nomination and back-up compounds.
Clinical Development
Throughout 2022, we made significant progress in advancing our clinical pipeline across LIMBER, IAI and hematology/oncology, highlights of which are listed below.
LIMBER
The U.S. NDA for ruxolitinib once-daily (QD) extended-release (XR) was submitted to the FDA by a specified time. However, some other goals related to the LIMBER program were not achieved. This resulted in zero points being attributed to LIMBER.
Inflammation and AutoImmunity (IAI)
In 2022, we achieved multiple successes and the advancement of our IAI development program, which encompasses both dermatology and other inflammatory and autoimmune conditions.
Phase 2 datasets for povorcitinib in hidradenitis suppurativa and vitiligo were completed and in-house by a specified time and enrollment was completed for ruxolitinib cream in Japan by a specified time. Additionally, we achieved two bonus opportunities with the approval of Opzelura® in the U.S. for vitiligo and the expansion of the development of ruxolitinib cream into additional indications including, hidradenitis suppurativa, lichen planus and lichen sclerosus.
Hematology and Oncology
We continued to progress our hematology/oncology pipeline, a key priority for Incyte. Proof-of-concept was established for INCB99280 and INCB99318 in our small molecule oral PD-L1 program which has enabled us to move forward with development. Pemigatinib sNDA was submitted to the FDA by a specified time and we were able to hit pre-specified recruitment goals for other products. We finalized the protocol for the study evaluating ruxolitinib in combination with axatilimab in cGVHD and lastly, achieved dosing thresholds for our CDK2 inhibitor by a specified time.
Global Commercial
Our North America oncology net product sales goal included total net revenues from Jakafi® (ruxolitinib), Pemazyre® (pemigatinib) and Monjuvi® (tafasitamab-cxix). Total combined North America oncology net product sales, including Monjuvi U.S. sales as recorded by our collaborative partner MorphoSys, reached $2,561 million, representing 13% year-over-year growth and exceeding our target of $2,548 million but falling short of our outperform goal of $2,778 million. Additionally, we continued the successful launch of our first dermatology product, Opzelura, with net product sales of $61.3 million in the fourth quarter, resulting in achievement above our 10-point level of $60 million but below our 20-point level of $70 million. Our ex-North America sales goal included total net revenues from Iclusig® (ponatinib), Pemazyre® (pemigatinib) and Minjuvi® (tafasitamab-cxix). Total combined ex-North America net product sales, measured for purposes of our 2022 corporate performance objectives using a fixed budget exchange rate, were $163.1 million, resulting in achievement of our ex-North America sales goal slightly below our target of $169.4 million. Due to the use of the fixed budget exchange rate, our ex-North America net product sales differ from those reported in our consolidated financial statements.
ESG
With the increasing importance of environmental, social and governance topics, we added ESG goals to our incentive plan for the first time in 2022 and reached the outperform level by achieving all three goals.
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To help address environmental concerns we committed to reducing our single-use plastic utilization and waste. In 2022 we were able to reduce single-use plastic products by over 70% in all regions. Additionally, while working with the Green Building Initiative, we achieved Green Globes Certification of our newly constructed US headquarters building 1815, receiving 3 out of 4 Green Globes.
We continue to make progress in our diversity recruiting efforts and as such, we achieved greater than 70% of all open positions in the US having at least one Black or Hispanic candidate in the candidate pool.
Business Development Bonus
We advanced our Dermatology portfolio with the acquisition of Villaris Therapeutics, Inc., and their lead asset, auremolimab. Auremolimab is a novel, humanized anti-IL-15Rβ monoclonal antibody designed to target and deplete autoreactive resident memory T cells (TRM) that has demonstrated efficacy as a treatment for vitiligo in preclinical models. IND-enabling studies are ongoing and clinical development is currently expected to begin in 2023.
Incentive Awards for Named Executive Officers
This table sets forth the incentive awards under our 2022 incentive compensation plan for our named executive officers:
Name	Year-End Salary (A) x	Target Bonus (B) x	Overall Multiplier (C) =	Bonus Award (D)
Hervé Hoppenot	$1,234,920	110.0%	118.0%	$1,602,926
Christiana Stamoulis	$654,092	60.0%	118.0%	$463,098
Steven H. Stein	$751,301	60.0%	100.0%	$450,781
Maria E. Pasquale	$590,074	55.0%	118.0%	$382,959
Barry P. Flannelly	$573,353	55.0%	118.0%	$372,107
Our incentive compensation program is designed to incentivize employees, including our executive officers, in every area of our Company, which we believe helps lead to significant achievement across all areas. Our Compensation Committee believes that measuring and rewarding achievements from all functions—including functions such as discovery, development, technical operations and business development, whose efforts take a much longer time to make an impact on our top-line revenue or on our stock price—helps ensure that we are properly incentivizing the collective efforts that lead not only to successful current commercial performance but also critically set the stage for potential continued growth and potential long-term sustained success in the years ahead. Our Compensation Committee also believes that linking incentive compensation to corporate goals aligns employees’ incentives with strategic imperatives, thus paying for performance.
The chart below illustrates the achievement levels under our incentive compensation program over the last three years, and illustrates how the annual incentive compensation plan serves to execute on the Compensation Committee’s goal of paying for performance:
Incentive Compensation Plan Achievement—2020-2022
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Annual Incentive Compensation Plan 2023 Corporate Performance Objectives
In February 2023, the independent members of our Board, based on the recommendations of the Compensation Committee, approved corporate objectives for our 2023 incentive compensation plan. Under this plan, the funding targets for executive officers remain the same as for 2022. Corporate performance objectives for 2023 are based on achievement of Discovery, Clinical Development, ESG and Global Commercial objectives.

DISCOVERY
20%
ESG
3%
GLOBAL
COMMERCIAL
42%
CLINICAL
DEVELOPMENT
35%

Threshold, target and outperform achievement levels are defined for each corporate objective and, depending on the achievement of those performance levels, a payout ranging from 0% to 150% may be made for each objective. Bonus objectives include an extra 20% for Discovery, an extra 20% for Clinical Development and an extra 5% for Business Development. Collectively, the bonus opportunities enable the payout of up to an additional 45 percentage points for extraordinary achievements beyond core objectives.
The Committee and management believe that achievement of the target levels of performance will be difficult and challenging, but achievable with significant effort and skill, favorable preclinical study and clinical trial results and continued strong commercial performance.
Equity-Based Incentive Awards
The Compensation Committee administers equity-based incentive awards, such as stock option grants, RSUs and performance shares that are made to our executive officers under our 2010 Stock Incentive Plan. The Compensation Committee believes that by providing those persons who have substantial responsibility for our management and growth with an opportunity to increase their ownership of our stock, the best interests of our stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive equity-based incentive awards when the Compensation Committee performs its annual review, although these awards may be granted at other times in recognition of exceptional achievements. As is the case when the amounts of base salary and initial equity awards are determined, the Compensation Committee conducts a review of all components of an executive officer’s compensation when determining annual equity awards to ensure that the executive’s total compensation conforms to our overall philosophy and objectives.
Under our 2010 Stock Incentive Plan, we may grant stock options, restricted shares, performance shares, RSUs or stock appreciation rights.
In 2022, our U.S.-based executive officers received stock options, performance shares and RSUs and our non-U.S.-based executives officers received RSUs for their annual equity awards. The award vehicles will remain the same in 2023. Our CEO received annual equity awards in 2022 with a total grant date target value of $13,400,000 and will be receiving annual equity awards in 2023 with the same total target grant value of $13,400,000. For other executive officers, the total grant date target values of their annual equity awards in 2022 ranged between $500,000 to $4,200,000. For 2023, these will also range between $500,000 to $4,200,000. All of these awards are inherently performance-based:
•
Stock options are performance based because they pay nothing to our executive officers unless stockholders benefit by stock price appreciation. In addition, with a ten-year life and a four-year vesting period, stock options

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are in sync with the time required for discovery, development and commercialization of new medicines. Our Compensation Committee believes that stock options help align executives’ interests with the long-term interests of our Company and our stockholders. Stock options reinforce our belief that future potential growth of Incyte will be generated by innovation, our discovery and development pipeline, demand for our products and our commercial execution.
•
Performance shares are not earned unless pre-determined performance goals are met.

•
RSU awards grow or decline in value based on stock price, also linking executive officers’ compensation to the value delivered to stockholders.

In addition to the performance-based aspects of stock options, performance shares and RSUs, the time-based vesting of these awards also serves a critical retention function. Time-based vesting helps ensure the long-term retention of highly valuable executive officers, in whom we have invested considerable time and money, and the intellectual capital they create as well as continuity of their respective teams. The performance-based components and time-based components of our equity compensation program are designed to encourage both an appropriate level of risk-taking and a focus on sound long-term decision-making, thus aligning executive interests with the long-term best interests of our Company and our stockholders.
For our U.S.-based executive officers, stock options, performance shares and RSUs comprised equal proportions of the total grant date target value of an executive officer’s 2022 annual equity awards. For 2023, the Compensation Committee has determined that our U.S.-based executive officers’ annual equity award mix should remain the same as that for 2022.
Fifty percent of performance shares granted in July 2022 are associated with certain clinical development objectives, including certain NDA, sNDA or MAA approvals and the initiation of certain first-in-human clinical trials. Forty percent of the performance shares have a product revenue trigger for 12 consecutive months before the end of the three-year performance period that was determined by the Compensation Committee in February 2022. The remaining ten percent is tied to the relative performance of the Company’s stock to the Nasdaq Biotechnology Index (NBI) between January 1, 2022 and December 31, 2024. Depending on the results actually achieved for all of these three metrics, the payout on these performance shares can vary from 0% to 150% of target. These performance shares comprised 1/3 of a U.S. executive officer’s target equity compensation awarded in connection with our annual equity grants. The Compensation Committee believes that these performance shares align our executive officers’ interest even more closely with the financial performance of our Company and the eventual value delivered to stockholders.
2021 Executive Team Retention Awards
In November 2021, the Compensation Committee approved retention awards for members of our executive leadership team, which includes all of our executive officers, other than our CEO. The objective of the awards is to retain the leadership team through our company’s pivotal period and successful commercialization of Opzelura through this period. Fifty percent of the approval date target value was granted in the form of performance shares on December 1, 2021 and the remaining 50% of the approval date target value was granted in the form of RSUs on January 1, 2022. As a result of these retention awards, no outstanding merit grants were made to any executive officer in January 2022 for prior year performance. The performance shares will become earned based on triggers tied to global revenue of Opzelura from January 2024 to December 2024. Depending on revenue actually achieved, the payout on these performance shares could vary from 0% to 150% of target. The performance shares, if earned, are subject to four-year cliff vesting. The RSUs are also subject to four-year cliff vesting. The range of total approval date target values of these equity awards was $500,000 to $4,000,000.
Termination Based Compensation Under Employment Agreements and Offer Letters
Our executive officers are parties to employment agreements and offer letters, as described below under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”
These employment agreements and offer letters provide for severance payments and acceleration of vesting of equity-based awards upon termination of employment under the circumstances described below under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.” In general, the employment
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agreements provide for severance benefits if an officer’s employment is terminated within 24 months following a change in control. These agreements are designed both to attract executives, as we compete for talented employees in a marketplace where such protections are routinely offered, and to retain executives and provide continuity of management in the event of an actual or threatened change in control.
Other Compensation
All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs. These benefits are designed to provide our executive officers and eligible employees with a competitive total compensation package that enables us to attract and retain qualified personnel. Under our employment agreement with our CEO, we paid the premiums with respect to a six-year insurance policy that becomes payable to the CEO or his estate upon his disability or death, although at his suggestion, in 2019, we amended his employment agreement to eliminate our obligation to pay the last year’s premium on that insurance policy, as described below under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”
Compensation Committee Report
This report shall not deemed to be “soliciting material” or “filed” with the Securities and Exchange Commission or be deemed incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates it by reference into a document filed under such Acts.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth in this Proxy Statement with our management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Compensation Committee Jean Jacques Bienaimé (Chair) Julian C. Baker Paul J. Clancy
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Named Executive Officers
The Summary Compensation Table, Grants of Plan-Based Awards Table and the tables that follow provide compensation information for our named executive officers, including Hervé Hoppenot, our President and CEO, Christiana Stamoulis, our Executive Vice President and CFO, and Steven H. Stein, Maria E. Pasquale and Barry P. Flannelly.
Our named executive officers’ total compensation for 2022 as determined under the rules of the Securities and Exchange Commission, or SEC, is set forth in the following table under the caption “Total.”
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SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Hervé Hoppenot President and Chief Executive Officer	2022	1,227,151	—	9,387,662	4,395,487	1,602,926	56,142	16,669,368
	2021	1,139,709	—	7,399,170	4,689,466	1,160,596	55,324	14,444,265
	2020	1,094,731	—	8,317,223	5,515,024	1,403,468	47,746	16,378,192
Christiana Stamoulis Executive Vice President and Chief Financial Officer	2022	649,977	—	3,731,890	1,020,621	463,098	48,175	5,913,761
	2021	604,142	—	3,338,400	816,686	307,363	55,970	5,122,561
	2020	585,468	—	1,743,359	1,421,498	375,321	28,604	4,154,250
Steven H. Stein Executive Vice President and Chief Medical Officer	2022	741,567	—	5,081,951	1,088,314	450,781	30,136	7,392,749
	2021	631,779	—	5,364,157	816,686	323,123	28,940	7,164,685
	2020	576,321	—	1,418,393	940,557	369,457	22,022	3,326,750
Maria E. Pasquale Executive Vice President, General Counsel and Corporate Secretary	2022	586,362	—	3,171,423	885,206	382,959	46,187	5,072,137
	2021	545,012	—	2,294,968	816,686	277,280	45,305	3,979,251
	2020	529,053	—	1,418,393	940,557	338,587	44,381	3,270,971
Barry P. Flannelly Executive Vice President and General Manager—NA	2022	569,746	—	2,743,507	885,206	372,107	54,430	4,624,996
	2021	526,783	—	2,945,522	816,686	269,423	46,644	4,605,058
	2020	480,542	—	2,342,694	940,557	308,057	45,034	4,116,884

(1)
Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts reported above in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of stock awards and options awards granted in the respective fiscal years, as determined in accordance with ASC 718. The reported amounts for 2020, 2021, and 2022 include the grant date fair value of awards of performance shares, RSUs and stock options. Additional information with respect to 2022 performance share, RSU and stock option awards is set forth in the “2022 Grants of Plan Based Awards” table below.

(2)
Amounts listed in this column represent bonuses paid under the annual incentive compensation plan for each of the respective years. These amounts are not reported in a separately identified Bonus column because the awards are tied to corporate performance objectives.

(3)
Amounts listed in this column for each year represent payments made for matching contributions under our 401(k) plan and also the following payments:

Name	Year	Life Insurance Premiums ($)	Financial Planning Services ($)(a)	Statutory Fee for Serving as Director of EU Subsidiary ($)	Travel Reimbursement ($)(a)(b)
Hervé Hoppenot	2022	7,524	27,752(12,752)	4,400	—
	2021	7,524	27,752(12,752)	4,400	—
	2020	7,730	21,723(6,723)	2,200	—
Christiana Stamoulis	2022	2,622	6,064(1,877)	—	21,189 (6,558)
	2021	2,622	15,424(4,774)	—	20,524 (6,352)
	2020	2,321	4,055(1,255)	—	5,128 (1,536)
Steven H. Stein	2022	4,902	2,534(784)	4,400	—
	2021	4,902	2,238(693)	4,400	—
	2020	2,315	2,607(807)	2,200	—
Maria E. Pasquale	2022	4,902	22,985(7,985)	—	—
	2021	4,902	23,003(8,003)	—	—
	2020	4,267	23,014(8,014)	—	—
Barry P. Flannelly	2022	14,388	21,742(6,742)	—	—
	2021	7,502	21,742(6,742)	—	—
	2020	6,192	21,742(6,742)	—	—

(a)
Amounts in this column are inclusive of tax gross-up payments. The amount of the specific tax gross-ups are detailed in the parentheses next to the total amount.

(b)
Amounts in this column constitute reimbursement for travel expenses in lieu of a relocation package pursuant to Ms. Stamoulis’ employment arrangements with the Company.

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2022 Grants of Plan-Based Awards
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)(2)			Estimated Future Payouts Equity Incentive Plan Awards Shares(3)			All Other Stock Awards: Number of Shares of Stocks or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(7)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Hervé Hoppenot		1,018,809	1,358,412	2,716,824
	01/19/2022								84,852(5)	74.78	2,127,459
	07/02/2022								81,885(6)	77.67	2,268,028
	07/02/2022				45,325	60,433	90,650			77.67	4,693,831
	07/02/2022							60,433		77.67	4,693,831
Christiana Stamoulis		294,341	392,455	784,910
	01/01/2022							14,463		73.97	1,069,828
	01/19/2022								15,054(5)	74.78	377,449
	07/02/2022								23,221(6)	77.67	643,172
	07/02/2022				12,853	17,137	25,706			77.67	1,331,031
	07/02/2022							17,137		77.67	1,331,031
Steven H. Stein		338,085	450,781	901,561
	01/01/2022							28,926		73.97	2,139,657
	01/19/2022								15,054(5)	74.78	377,449
	07/02/2022								25,665(6)	77.67	710,865
	07/02/2022				14,206	18,941	28,412			77.67	1,471,147
	07/02/2022							18,941		77.67	1,471,147
Maria E. Pasquale		243,406	324,541	649,081
	01/01/2022							14,463		73.97	1,069,829
	01/19/2022								15,054(5)	74.78	377,449
	07/02/2022								18,332(6)	77.67	507,757
	07/02/2022				10,147	13,529	20,294			77.67	1,050,797
	07/02/2022							13,529		77.67	1,050,797
Barry P. Flannelly		236,508	315,344	630,688
	01/01/2022							8,678		73.97	641,913
	01/19/2022								15,054(5)	74.78	377,449
	07/02/2022								18,332(6)	77.67	507,757
	07/02/2022				10,147	13,529	20,294			77.67	1,050,797
	07/02/2022							13,529		77.67	1,050,797

(1)
The target amounts shown reflect our annual incentive plan awards originally provided under the 2022 incentive compensation plan and represent the pre-established target awards as a percentage of base salary for the 2022 fiscal year, with the potential for actual awards under the plan to either exceed or be less than such funding target depending upon corporate performance. Actual award amounts are not guaranteed and are determined at the discretion of the Compensation Committee, which may consider an individual’s performance during the period. For additional information, please refer to the section titled “Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation—Annual Incentive Compensation Plan.” Actual 2022 incentive compensation plan payouts are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table. For additional information, please refer to the section titled “Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation—Incentive Awards for Named Executive Officers.”

(2)
The threshold amounts shown illustrate the smallest payout that can be made under the 2022 incentive compensation plan if all of the pre-established performance objectives are achieved at the minimum achievement level. The target amounts shown are the payouts that can be made if all of the pre-established performance objectives have been achieved at the target achievement level and, as noted in footnote (1), correlate to the pre-established target awards as a percentage of base salary. The maximum amounts shown are the greatest payouts that can be made if the compensation plan were earned. Actual awards may be more or less than these amounts and, as noted in footnote (1), are at the discretion of the Compensation Committee. For additional information, please refer to the section titled—”Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation—Annual Incentive Compensation Plan.”

(3)
Awards under these columns represent performance shares. For the awards made on July 2, 2022, the actual number of shares of common stock into which each performance share award may convert will be calculated by multiplying the target number of performance shares allocated to that award by performance percentage multipliers ranging from 0% to 150% based on the actual level at which the applicable development, relative TSR and revenue based performance goals are achieved, as certified by the Compensation Committee. The performance period will end December 31, 2024 and achievement of maximum, target and threshold levels will result in percentage multipliers of 150%, 100% and 75%, respectively, with achievement below threshold level resulting in a percentage multiplier of 0%. Vesting of the performance shares is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change in Control Arrangements”

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below. For additional information, please refer to the section titled “Executive Compensation—Compensation Discussion and Analysis—Key Elements of Executive Compensation—Equity Based Incentive Awards.”
(4)
Represents RSUs that will vest in equal installments on each of the first four anniversaries of the grant date, except for the RSUs granted on January 1, 2022 to Christiana Stamoulis, Steven H. Stein, Maria E. Pasquale and Barry P. Flannelly that will vest in full in a single installment on December 31, 2025. Vesting of the RSUs is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change in Control Arrangements” below.

(5)
Options became exercisable as to one fourth of the shares on July 2, 2022, with the remaining shares vesting ratably each month thereafter over the following three years, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change in Control Arrangements” below.

(6)
Options became exercisable as to one fourth of the shares after one year from the grant date, with the remaining shares vesting ratably each month thereafter over the following three years, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of the options is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change in Control Arrangements” below.

(7)
Represents the aggregate fair value of stock and option awards computed as of the grant date of each performance share, RSU or option award in accordance with ASC 718, rather than amounts paid to or realized by the named individual. There can be no assurance that options will be exercised (in which case no value will be realized by the individual), that the value on exercise of options will approximate the compensation expense we recognized, or that the price of our common stock when RSUs vest and if and when performance shares vest will equal or exceed the price of our common stock on the date of the applicable RSU or performance share award. The grant date fair values of performance shares were calculated by multiplying the closing price of our common stock on the grant date by the target number of shares payable if the performance targets for those shares are achieved at the target level of 100%.

Compensation Risk Assessment
The Compensation Committee, in consultation with the Company’s executive management, reviewed the Company’s compensation policies and practices for its employees and concluded that risks arising from those policies and practices are not reasonably likely to have a material adverse effect on the Company. Employment Contracts,
Termination of Employment and Change-in-Control Arrangements
We have entered into agreements that may require us to make payments or provide benefits to our named executive officers—Mr. Hoppenot, Ms. Stamoulis, Dr. Stein, Ms. Pasquale, and Dr. Flannelly—in connection with specified terminations of employment. The amount and type of compensation payable to each of these named executive officers upon termination of employment under various circumstances and upon a change in control are described below.
Equity Awards
In April 2014, the Compensation Committee and Management Stock Option Committee approved amendments to outstanding employee stock option and RSU agreements and to the forms of agreements for future employee stock option and RSU agreement to provide that, in the event of a change in control of the Company, (i) if the successor corporation does not assume or substitute comparable awards for all outstanding employee options and RSUs, then as of the date of completion of the change in control transaction, the vesting of such options and RSUs shall be accelerated in full, and (ii) if outstanding options and RSUs are assumed or replaced by comparable awards by the successor corporation and within one year after the change in control, an equity awardee’s service as an employee is terminated without cause or due to constructive termination, then the vesting of such person’s assumed or substituted options and RSUs shall be accelerated in full. Performance share awards made in and after 2018 contain provisions that will result in accelerated vesting in the event of a change in control similar to that for outstanding options and RSUs. Performance share awards made in and after 2020 further provide that, in connection with a change in control vesting event, the awards are deemed to be earned at the actual level of achievement or, if the target level is greater, at the target level.
Agreement with Our President and CEO
In connection with his appointment as President and CEO in January 2014, we entered into an employment agreement with Mr. Hoppenot.
In connection with the commencement of his employment, Mr. Hoppenot received in January 2014 a one-time grant of 400,000 RSUs, designed to make him whole for equity he forfeited at his previous employer and also to
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further incentivize retention over a six-year period. Each RSU represented the right to acquire one share of our common stock. Vesting of the RSUs was subject to Mr. Hoppenot’s continued employment on the applicable vesting dates, with one-sixth of the RSUs vesting at the end of each of the calendar years 2014 through 2019.
Termination Without Good Reason Prior to a Change in Control.   If Mr. Hoppenot voluntarily terminates his employment with the Company other than for good reason and other than in the 24-month period following a change in control (the “Change in Control Employment Period”), we will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation and any accrued vacation pay.
Termination Without Good Reason in Connection with a Change in Control.   If Mr. Hoppenot terminates his employment with us without good reason during the Change in Control Employment Period, we will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus calculated according to the number of days he worked through the date of termination in the current fiscal year.
Termination Without Cause or for Good Reason Not in Connection with a Change in Control.   If, at any time other than during the Change in Control Employment Period, Mr. Hoppenot’s employment is terminated by us without cause or by Mr. Hoppenot for good reason, we will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, his signing bonus, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus for the preceding fiscal year calculated according to the number of days he worked through the date of termination in the current fiscal year. In addition, we will pay him an amount equal to the sum of 1.5 times his annual base salary and the greater of his target bonus or actual bonus amount for the preceding fiscal year. The agreement also provides that Mr. Hoppenot’s stock options and RSUs will vest as to the amount that would have vested had he continued to work for us for an additional 18 months. All options would continue to be exercisable for 180 days following the date of termination. The agreement also provides for the payment by us of COBRA premiums, or the cash equivalent thereof, for Mr. Hoppenot and his family for up to 12 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of our benefits arrangements.
Termination in Connection with a Change in Control Without Cause or for Good Reason.   If during the Change in Control Employment Period Mr. Hoppenot’s employment is terminated by us without cause or by Mr. Hoppenot for good reason, we will pay Mr. Hoppenot, to the extent not already paid, his annual base salary through the date of termination, his signing bonus, any deferred compensation, any accrued vacation pay, and an amount equal to a pro rata portion of his target bonus for the preceding fiscal year calculated according to the number of days he worked through the date of termination in the current fiscal year. In addition, we will pay him an amount equal to three times the sum of his current annual base salary and the greater of his target bonus or actual bonus amount for the preceding fiscal year. The agreement also provides that in the event of such a termination, all of Mr. Hoppenot’s unvested RSUs and unvested stock options will vest in full, and all stock options will remain exercisable for 12 months following his termination. In addition, all performance shares will vest in full and be settled assuming the target level of performance has been achieved. The agreement also provides for the continuation of benefits for Mr. Hoppenot and his family for up to 36 months, outplacement services for up 12 months, as well as payment with respect to any other accrued amounts under other of our benefits arrangements.
Life Insurance and Disability Insurance Coverage.   When Mr. Hoppenot became our CEO in January 2014, after being recruited by our Board, he forfeited certain equity-based awards with his previous employer that had provided for an acceleration of vesting of a majority of the awards in the event of his death or permanent disability. Our one-time grant of 400,000 RSUs to Mr. Hoppenot, described above, did not contain a similar provision. To provide Mr. Hoppenot with similar economic value commensurate with the equity based awards he had forfeited in order to join us, we agreed in Mr. Hoppenot’s employment agreement to pay the premiums for an insurance policy that will remain in place for the six-year period that commenced on the first day of his employment that will pay $15 million to Mr. Hoppenot upon termination of his employment for disability or his estate on his death. The six-year period for the life and disability insurance was the same vesting period for the 400,000 RSUs. Mr. Hoppenot’s initial employment agreement also required us to gross-up each premium amount so that the total payment made by us was sufficient to cover the premiums and all federal, state and local income taxes incurred by Mr. Hoppenot. In April 2015, we amended Mr. Hoppenot’s employment agreement so that we would no longer be required to gross-up each premium amount to cover taxes incurred by Mr. Hoppenot. In 2019, at Mr. Hoppenot’s suggestion, we
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amended Mr. Hoppenot’s employment agreement so that we would no longer be required to pay the premiums for the life and disability insurance coverage for 2019, the last year of vesting of Mr. Hoppenot’s initial RSU grant.
Post-Retirement Vesting.   In October 2019, we amended Mr. Hoppenot’s employment agreement to provide that should Mr. Hoppenot remain employed by us through his retirement on a date after December 31, 2024 (as such date may be extended by mutual agreement), all outstanding unvested equity awards that are granted by us to Mr. Hoppenot after July 15, 2019 and before December 31, 2024 (or such later date after December 31, 2024) as may be mutually agreed upon would continue to vest as if he continued to be employed by us following the date of his retirement. In addition, any outstanding stock option awards that are granted to Mr. Hoppenot after July 15, 2019 and before December 31, 2024 (or such later date after December 31, 2024 as may be mutually agreed upon) that either were vested at the date of his retirement or become vested due to the post-retirement continued vesting provisions will be exercisable during the remainder of their original term. The effectiveness of these provisions will be subject to Mr. Hoppenot’s continued compliance with the non-solicitation/non-hiring and non-disparagement covenants described below, including during any period of post-retirement continued vesting provided by the amendments to the agreement.
Other Covenants.   Under the agreement, Mr. Hoppenot is subject to non-solicitation/non-hiring and non-disparagement covenants that extend two years from termination of employment. Upon certain breaches of those covenants after termination of employment, Mr. Hoppenot must forfeit all of his unvested stock options, stock appreciation rights, restricted stock units, performance shares, and the gain or income realized from the exercise, vesting or settlement of the same within 24 months prior to the breach.
Agreements with Other Named Executive Officers
In November 2003, our Board approved a form of employment agreement for Executive Vice Presidents and certain other senior employees. The form of employment agreement for the Executive Vice Presidents and certain other senior employees was amended in December 2008 to comply with Section 409A of the Internal Revenue Code of 1986, as amended. In April 2012, the employment agreements with our Executive Vice Presidents and certain other senior employees were amended to increase the amount payable upon an “involuntary termination” of the executive’s employment within 24 months following a change in control. We entered into an employment agreement with Steven H. Stein in March 2015 while he served as one of our senior employees. We entered into employment agreements with Barry P. Flannelly in August 2014, with Maria E. Pasquale in April 2018 and with Christiana Stamoulis in February 2019 upon their employment with us.
The employment agreements with our Executive Vice Presidents provide that in the event of an “involuntary termination” of the executive’s employment within 24 months following a change in control (which includes actual termination without cause and constructive termination by way of the assignment of duties substantially and materially inconsistent with the executive’s position or other diminishment in position, requiring the executive to be based at any location outside more than 35 miles from the office or location where he or she was based prior to a change in control, a reduction in salary, bonus or adverse change in benefits, or a breach by us of the terms of the executive’s employment arrangement), we will pay the executive an amount equal to two times the sum of the executive’s current annual base salary and the greater of (1) the executive’s current target bonus or (2) the executive’s bonus amount for the preceding fiscal year.
A “change in control” generally includes a significant change in the composition of the Board, the acquisition by any person or entity of greater than 50% of the combined voting power of our outstanding securities, the approval of our liquidation or dissolution, or the sale or disposition of all or substantially all of our assets or similar transaction. We will also pay the executive a pro rata portion of the executive’s target bonus calculated according to the number of days the executive worked through the termination date in the current fiscal year. The cash payment would be paid in a lump sum payment following the executive’s termination.
The agreement also provides that in the event of such a termination, all of the executive’s unvested stock options will vest in full, and all stock options will be exercisable for 12 months following the executive’s termination. In addition, the agreement provides for the reimbursement by us of COBRA premiums for the executive and eligible dependents for up to 12 months, reimbursement (or payment) by us for the cost of continued life and disability insurance for the executive for 12 months at the same levels in effect on the termination date, as well as payment with respect to any other accrued amounts under other of our benefits arrangements.
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Christiana Stamoulis.   In December 2018, in connection with her appointment as Executive Vice President and Chief Financial Officer, Ms. Stamoulis received an offer letter that provides that if her employment is terminated without cause or for good reason, we will pay her an amount equal to the sum of her current annual base salary and her current target bonus, as well as amounts with respect to any other accrued amounts under other of our benefits arrangements. We will also pay the cost of COBRA premiums for one year, or until she becomes eligible for medical insurance with another employer.
Potential Payments Upon Termination Without a Change in Control
The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer for the reasons specified in the table, in each case prior to a change in control and assuming the employment of the named executive officer was terminated on December 31, 2022.
Termination	Cash Payment ($)	Medical/ Insurance Benefits ($)	Acceleration of Equity Awards ($)(1)	Other ($)(2)	Total ($)
Hervé Hoppenot Termination without cause or constructive termination Death or Disability
	4,736,718	19,827	7,877,751	446,599	13,080,895
	—	—	7,092,066	396,599	7,488,665
Christiana Stamoulis Termination without cause or constructive termination Death or Disability
	1,046,547	12,679	1,408,484	45,283	2,512,993
	—	—	1,408,484	45,283	1,453,767
Steven H. Stein Termination without cause or constructive termination Death or Disability
	—	—	1,456,739	72,240	1,528,979
	—	—	1,456,739	72,240	1,528,979
Maria E. Pasquale Termination without cause or constructive termination Death or Disability
	—	—	1,311,974	—	1,311,974
	—	—	1,311,974	—	1,311,974
Barry P. Flannelly Termination without cause or constructive termination Death or Disability
	—	—	1,311,974	55,130	1,367,104
	—	—	1,311,974	55,130	1,367,104

(1)
Represents the amount by which the $80.32 closing price of our common stock on December 30, 2022 exceeded the exercise price for stock options for which vesting would have accelerated as a result of termination of employment and $80.32 multiplied by the number of RSUs and performance shares for which vesting would have accelerated as a result of termination of employment.

(2)
Includes accrued amounts under other of the Company’s benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

Potential Payments Upon Termination in Connection with a Change in Control
The following table describes the potential payments and benefits triggered by a termination of employment of a named executive officer in connection with a change in control, by the Company without cause or by the executive for good reason, in each case assuming the employment of the named executive officer was terminated on December 31, 2022.
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Termination	Cash Payment ($)	Medical/ Insurance Benefits ($)	Acceleration of Equity Awards ($)(1)	Other ($)(2)	Total ($)
Hervé Hoppenot Termination without cause or for good reason(3)
	8,329,992	69,762	22,729,819	446,599	31,576,172
Christiana Stamoulis Termination without cause or for good reason(3)
	2,485,549	12,679	8,490,766	45,283	11,034,277
Steven H. Stein Termination without cause or for good reason(3)
	2,854,945	39,346	11,942,773	72,240	14,909,304
Marie E. Pasquale Termination without cause or for good reason(3)
	2,153,771	36,705	6,826,795	—	9,017,271
Barry P. Flannelly Termination without cause or for good reason(3)
	2,092,738	36,655	8,232,045	55,130	10,416,568

(1)
Represents the amount by which the $80.32 closing price of our common stock on December 30, 2022 exceeded the exercise price for stock options for which vesting would have accelerated as a result of termination of employment and $80.32 multiplied by the number of RSUs and performance shares for which vesting would have accelerated as a result of termination of employment.

(2)
Includes accrued amounts under other of the Company’s benefits arrangements, including accrued vacation and other vested benefits the named executive officer is entitled to receive that are generally available to all salaried employees.

(3)
Includes constructive termination following a change in control. See the section entitled “Employment Contracts, Termination of Employment and Change-in-Control Arrangements—Agreements with Other Named Executive Officers” above.

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2022 Outstanding Equity Awards at Fiscal Year-End
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Hervé Hoppenot	1/7/2016	75,138	—	95.76	01/06/2023
	**1/7/2016	20,195	—	95.76	01/06/2026
	*7/15/2016	74,245	—	83.83	07/14/2026
	***1/17/2017	74,245	—	113.64	01/16/2027
	**1/17/2017	94,325	—	113.64	01/16/2027
	*7/5/2017	47,168	—	128.34	07/04/2027
	***1/23/2018	47,168	—	94.63	01/22/2028
	**1/24/2018	25,401	—	95.34	01/23/2028
	*7/2/2018	88,557	—	68.62	07/01/2028
	***1/4/2019	88,558	—	72.27	01/03/2029
	*7/2/2019	82,279	14,048	85.01	07/01/2029
	7/2/2019					9,912(3)	796,132
	7/2/2019					9,912(4)	796,132
	***1/17/2020	82,280	14,048	80.50	01/16/2030
	7/2/2020					19,530(3)	1,568,650
	7/2/2020					38,649(6)	3,104,288
	*7/2/2020	45,143	29,577	106.47	07/01/2030
	***1/15/2021	45,143	29,577	90.56	01/14/2031
	7/2/2021					33,198(3)	2,666,463
	7/2/2021					13,279(5)	1,066,569	30,985(7)	2,488,715(8)
	*7/2/2021	30,050	54,801	83.58	07/01/2031
	***1/19/2022	54,801	30,051	74.78
	7/2/2022					60,433(3)	4,853,979
	*7/2/2022	—	81,885	77.67
	7/2/2022							60,433(12)	4,853,979
		974,696	253,987			184,913	14,852,213	91,418	7,342,694

Christiana Stamoulis	2/11/2019					2,572(3)	206,583
	*2/11/2019	69,775	3,034	80.21	02/11/2029
	2/11/2020					2,134(3)	171,403
	*2/11/2020	24,253	9,987	76.14	02/11/2030
	7/2/2020					3,331(3)	267,546
	7/2/2020					6,591(6)	529,389
	*7/2/2020	7,698	5,045	106.47	07/01/2030
	***1/15/2021	7,698	5,045	90.56	01/14/2031
	1/15/2021					11,522(9)	925,447
	7/2/2021					2,356(5)	189,234	5,497(7)	441,519(8)
	7/2/2021					5,890(3)	473,085
	*7/2/2021	5,331	9,723	83.58	07/01/2031
	12/1/2021							15,121(10)	1,214,519
	1/1/2022					14,463(11)	1,161,668
	***1/19/2022	5,331	9,723	74.78	01/18/2032
	7/2/2022					17,137(3)	1,376,444
	*7/2/2022	—	23,221	77.67	07/01/2032
	7/2/2022							17,137(12)	1,376,444
		120,086	65,778			65,996	5,300,799	37,755	3,032,482

Proxy Statement 2023 | 71

Executive Compensation
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Steven H. Stein	1/7/2016	8,870	—	95.76	01/06/2023
	**01/07/2016	4,039	—	95.76	01/06/2026
	*07/15/2016	1,194	—	83.83	07/14/2026
	***01/17/2017	19,091	—	113.64	01/16/2027
	**01/17/2017	18,865	—	113.64	01/16/2027
	*07/05/2017	12,128	—	128.34	07/04/2027
	***01/23/2018	12,128	—	94.63	01/22/2028
	**01/24/2018	21,167	—	95.34	01/23/2028
	*07/02/2018	8,540	—	68.62	07/01/2028
	***01/04/2019	12,335	—	72.27	01/03/2029
	7/2/2019					1,691(3)	135,821
	*07/02/2019	14,032	2,396	85.01	07/01/2029
	7/2/2019					1,690(4)	135,741
	***01/17/2020	14,032	2,396	80.50	01/16/2030
	7/2/2020					3,331(3)	267,546
	7/2/2020					6,591(6)	529,389
	*07/02/2020	7,698	5,045	106.47	07/01/2030
	***01/15/2021	7,698	5,045	90.56	01/14/2031
	1/15/2021					23,044(9)	1,850,894
	7/2/2021					2,356(5)	189,234	5,497(7)	441,519(8)
	7/2/2021					5,890(3)	473,085
	*07/02/2021	5,331	9,723	83.58	07/01/2031
	12/1/2021							30,243(10)	2,429,118
	1/1/2022					28,926(11)	2,323,336
	***1/19/2022	5,331	9,723	74.78	01/18/2032
	7/2/2022					18,941(3)	1,521,341
	*7/2/2022	—	25,665	77.67	07/01/2032
	7/2/2022							18,941(12)	1,521,341
		172,479	59,993			92,460	7,426,387	54,681	4,391,978

72 | Proxy Statement 2023

Executive Compensation
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Maria E. Pasquale	*4/9/2018	14,777	—	65.36	04/08/2028
	*7/2/2018	10,438	—	68.62	07/01/2028
	***1/4/2019	11,861	—	72.27	01/03/2029
	7/2/2019					1,691(3)	135,821
	*7/2/2019	14,032	2,396	85.01	07/01/2029
	7/2/2019					1,690(4)	135,741
	***1/17/2020	14,032	2,396	80.50	01/16/2030
	7/2/2020					6,591(6)	529,389
	7/2/2020					3,331(3)	267,546
	*7/2/2020	7,698	5,045	106.47	07/01/2030
	***1/15/2021	7,698	5,045	90.56	01/14/2031
	7/2/2021					2,356(5)	189,234	5,497(7)	441,519(8)
	7/2/2021					5,890(3)	473,085
	*7/2/2021	5,331	9,723	83.58	07/01/2031
	12/1/2021							15,121(10)	1,214,519
	1/1/2022					14,463(11)	1,161,668
	***1/19/2022	5,331	9,723	74.78	01/18/2032
	7/2/2022					13,529(3)	1,086,649
	*7/2/2022	—	18,332	77.67	07/01/2032
	7/2/2022							13,529(12)	1,086,649
		91,198	52,660			49,541	3,979,133	34,147	2,742,687

Proxy Statement 2023 | 73

Executive Compensation
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Un-Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Barry P. Flannelly	1/7/2016	18,784	—	95.76	01/06/2023
	**1/7/2016	4,039	—	95.76	01/06/2026
	*7/15/2016	19,091	—	83.83	07/14/2026
	***1/17/2017	19,091	—	113.64	01/16/2027
	*7/5/2017	12,128	—	128.34	07/04/2027
	***1/23/2018	12,128	—	94.63	01/22/2028
	*7/2/2018	2,256	—	68.62	07/01/2028
	***1/4/2019	1,424	—	72.27	01/03/2029
	**1/4/2019	—	63,105	72.27	01/03/2029
	7/2/2019					1,691(3)	135,821
	*7/2/2019	14,032	2,396	85.01	07/01/2029
	7/2/2019					1,690(4)	135,741
	1/17/2020					11,482(10)	922,234
	***1/17/2020	14,032	2,396	80.50	01/16/2030
	7/2/2020					3,331(3)	267,546
	7/2/2020					6,591(6)	529,389
	*7/2/2020	7,698	5,045	106.47	07/01/2030
	***1/15/2021	7,698	5,045	90.56	01/14/2031
	1/15/2021					11,522(9)	925,447
	7/2/2021					2,356(5)	189,234	5,497(7)	441,519(8)
	7/2/2021					5,890(3)	473,085
	*7/2/2021	5,331	9,723	83.58	07/01/2031
	12/1/2021							9,073(10)	728,743
	1/1/2022					8,678(11)	697,017
	***1/19/2022	5,331	9,723	74.78	01/18/2032
	7/2/2022					13,529(3)	1,086,649
	*7/2/2022	—	18,332	77.67	07/01/2032
	7/2/2022							13,529(12)	1,086,649
		143,063	115,765			66,760	5,362,163	28,099	2,256,911

(1)
All options listed in this table, other than those marked with an asterisk (*), a double asterisk (**) or a triple asterisk (***), become exercisable as to one-third of the shares on the first anniversary of the date of grant, with the remaining shares vesting ratably on a monthly basis thereafter over the following two years, and have a term of seven years, subject to earlier termination in certain events relating to termination of employment. Options marked with an asterisk become exercisable as to one-fourth of the shares on the first anniversary of the date of grant, with the remaining shares vesting ratably on a monthly basis thereafter over the following three years, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Options marked with a double asterisk become exercisable as to all of the shares on the fourth anniversary of the date of grant, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Options marked with a triple asterisk become exercisable as to one-fourth of the shares on the first anniversary of the grant date in July of the preceding year with the remaining shares vesting ratably on a monthly basis thereafter over the following three years, and have a term of ten years, subject to earlier termination in certain events relating to termination of employment. Vesting of all options listed in this table is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(2)
The market value of unvested RSUs and earned performance shares is calculated by multiplying the number of unvested shares held by the applicable named executive officer by $80.32, the closing price of our common stock on December 30, 2022.

(3)
RSUs that vest in equal installments on each of the first four anniversaries of the grant date, subject to the holder’s continued service through such dates. Vesting of the RSUs is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(4)
Represents the number of shares of common stock underlying performance shares that were earned based upon the achievement of revenue based performance criteria. The earned performance shares will vest in equal installments on each of the first four anniversaries of the grant date, subject to the holder’s continued service through such dates. Vesting of the performance shares is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

74 | Proxy Statement 2023

Executive Compensation
(5)
Represents the number of shares of common stock underlying performance shares that were earned upon the interim achievement of performance criteria determined to be satisfied on November 19, 2021. The earned shares will vest on the third anniversary of the July 2, 2021 grant date, subject to the holder’s continued service through such date. Vesting of the performance shares is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(6)
Represents the number of shares of common stock underlying performance shares that were earned upon the final achievement of 98.95% of performance criteria determined to be satisfied on January 20, 2023. The earned shares will vest on the third anniversary of the July 2, 2020 grant date, subject to the holder’s continued service through such date. Vesting of the performance shares is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(7)
Represents the remaining target number of shares of common stock underlying performance shares that can be earned based upon the achievement of specified development, revenue and market-based (relative total shareholder returns compared to the Nasdaq Biotechnology Index) performance goals. The actual number of shares of common stock into which each performance share award may convert will be calculated by multiplying the target number of performance shares allocated to that award by performance percentage multipliers ranging from 0% to 150% based on the actual level at which the applicable performance goals are achieved, as certified by the Compensation Committee. The shares, if earned, will vest on the third anniversary of the July 2, 2021 grant date, subject to the holder’s continued service through such date. Vesting of the performance shares is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(8)
The market value of unearned and unvested performance shares assumes achievement of the performance goals at the target level of 100% and is calculated by multiplying the number of unearned and unvested target shares held by the applicable named executive officer by $80.32, the closing price of our common stock on December 30, 2022.

(9)
Represents RSUs that vest on the fourth anniversary of the grant date, subject to the holder’s continued service through such date. Vesting of the RSUs is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(10)
Represents the number of shares of common stock underlying performance shares that can be earned based upon the achievement of specified Opzelura performance goals. The actual number of shares of common stock into which each performance share award may convert will be calculated by multiplying the target number of performance shares allocated to that award by performance percentage multipliers ranging from 0% to 150% based on the actual level at which the applicable performance goals are achieved, as certified by the Compensation Committee. The shares, if earned, will vest on November 30, 2025, subject to the holder’s continued service through such date. Vesting of the performance shares is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(11)
Represents the number of shares of common stock underlying RSUs that will vest in a single installment on December 31, 2025, subject to the holder’s continued service through such date. Vesting of the RSUs are subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

(12)
Represents the target number of shares of common stock underlying performance shares that can be earned based upon the achievement of specified development, revenue and market-based (relative total shareholder returns compared to the Nasdaq Biotechnology Index) performance goals. The actual number of shares of common stock into which each performance share award may convert will be calculated by multiplying the target number of performance shares allocated to that award by performance percentage multipliers ranging from 0% to 150% based on the actual level at which the applicable performance goals are achieved, as certified by the Compensation Committee. The shares, if earned, will vest on the third anniversary of the July 2, 2022 grant date, subject to the holder’s continued service through such date. Vesting of the performance shares is subject to acceleration under the circumstances described under “Employment Contracts, Termination of Employment and Change-in-Control Arrangements.”

Proxy Statement 2023 | 75

Executive Compensation
2022 Option Exercises and Stock Vested Table
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Hervé Hoppenot	—	—	46,075(3)	3,651,444
Christiana Stamoulis	—	—	7,266(4)	530,392
Steven H. Stein	—	—	33,386(5)	2,555,341
Maria E. Pasquale	—	—	9,868(6)	784,558
Barry P. Flannelly	41,864	545,648	8,386(7)	664,591

(1)
Value realized is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.

(2)
Value realized is based on the fair market value of our common stock on the vesting date and does not necessarily reflect proceeds actually received by the individual.

(3)
Represents 46,075 shares received upon vesting of RSUs and performance shares, of which 21,174 shares were automatically withheld to cover tax withholding obligations.

(4)
Represents 7,266 shares received upon vesting of RSUs, of which 2,301 shares were automatically withheld to cover tax withholding obligations.

(5)
Represents 33,386 shares received upon vesting of RSUs and performance shares, of which 15,344 shares were automatically withheld to cover tax withholding obligations.

(6)
Represents 9,868 shares received upon vesting of RSUs and performance shares, of which 3,560 shares were automatically withheld to cover tax withholding obligations.

(7)
Represents 8,386 shares received upon vesting of RSUs and performance shares, of which 3,506 shares were automatically withheld to cover tax withholding obligations.

76 | Proxy Statement 2023

CEO Pay Ratio

In accordance with the rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Hoppenot, our CEO. The pay ratio included in this information is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2022, our last completed fiscal year:
•
the median of the annualized total compensation of all employees of our Company (other than our CEO), was $247,678; and

•
the annual total compensation of our CEO, as reported in the Summary Compensation Table presented elsewhere in this Proxy Statement, was $16,669,368.

Based on this information, for 2022 the ratio of the annual total compensation of
Mr. Hoppenot, our CEO, to the median of the annual total compensation of all employees was 67 to 1.
To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments, and estimates that we used were as follows:
•
We determined that, as of December 31, 2022, our employee population consisted of 2,323 employees other than Mr. Hoppenot, with 1,674 based in North America, 583 based in Europe and 66 based in Asia.

•
We selected December 31, 2022, which is within the last three months of 2022, as the date upon which we would identify the “median employee.”

•
For all employees, we examined total compensation, which included: base salary, incentive compensation plan payments for non-sales employees, sales incentive compensation plan payments for sales employees, equity awards consisting of stock options and restricted stock units, and other compensation such as 401(k) matching contributions and Company-paid life insurance premiums.

•
We included all employees, whether employed on a full-time or part-time basis, and we annualized the compensation of all permanent employees who were not employed by us for all of 2022.

•
We did not make any cost-of-living adjustments in identifying the “median employee.”

•
For employees outside the United States, we converted their compensation to U.S. dollars using the relevant average exchange rate for 2022.

Proxy Statement 2023 | 77

Pay Versus Performance

Pay Versus Performance Table
In accordance with the rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following information regarding the relationship between the “Compensation Actually Paid” to our CEO (also referred to as our “PEO”) and our other named executive officers (together, our “NEOs”) and certain financial performance measures for the Company. This information includes compensation information for our PEO and our NEOs, as well as information on our cumulative total shareholder return (“TSR”), the cumulative TSR of our peer group as identified below, our net income and our product revenues, net for the fiscal years listed below.
Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(2)(5)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($ M)	Total Product Revenues, Net ($ M)(8)
					Total Shareholder Return ($)(6)	Peer Group Total Shareholder Return ($)(7)
2022	16,669,368	16,903,544	5,750,911	5,661,324	91.98	113.65	340.7	2,746.9
2021	14,444,265	6,852,226	5,217,889	1,954,190	84.06	126.45	948.6	2,322.0
2020	16,378,192	14,694,652	3,725,684	3,908,344	99.61	126.42	(295.7)	2,068.7

(1)
The dollar amounts reported are the amounts reported in the “Total” column of the Summary Compensation Table for Hervé Hoppenot, our CEO.

(2)
The amounts shown for “Compensation Actually Paid “ (CAP) have been calculated in accordance with SEC rules and represent amounts reported in the Summary Compensation Table with certain adjustments as described in footnotes 3 and 5 below.

(3)
The following table sets forth the adjustments made to the information provided in the Summary Compensation Table to arrive at the “Compensation Actually Paid” for our PEO for each of the years presented:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards ($)	CAP of Equity Vesting during FY ($)	CAP of Unvested Equity at FYE granted prior to the current FY ($)	CAP of Unvested Equity at FYE granted during the current FY ($)	Compensation Actually Paid to PEO ($)
2022	16,669,368	(13,783,149)	1,005,994	2,981,288	10,030,043	16,903,544
2021	14,444,265	(12,088,636)	(606,066)	(1,960,844)	7,063,507	6,852,226
2020	16,378,192	(13,832,247)	2,043,085	127,113	9,978,509	14,694,652

(4)
Our non-PEO Named Executive Officers for 2021 and 2022 are comprised of Ms. Stamoulis, Dr. Stein, Ms. Pasquale and Dr. Flannelly. Our non-PEO Named Executive Officers for 2020 are comprised of for Ms. Stamoulis, Dr. Stein, Dr. Flannelly and Dr. Iyengar.

(5)
The following table sets forth the adjustments made to the information provided in the Summary Compensation Table to arrive at the Average Compensation Actually Paid for our non-PEO Named Executive Officers for each of the years presented:

Year	Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Reported Value of Equity Awards ($)	CAP of Equity Vesting during FY ($)	CAP of Unvested Equity at FYE granted prior to the current FY ($)	CAP of Unvested Equity at FYE granted during the current FY ($)	Compensation Actually Paid to Non-PEO NEOs ($)
2022	5,750,911	(4,652,030)	182,351	644,655	3,735,437	5,661,324
2021	5,217,889	(4,302,448)	(213,819)	(837,071)	2,089,639	1,954,190
2020	3,725,684	(2,791,502)	218,828	534,106	2,221,228	3,908,344
78 | Proxy Statement 2023

Pay Versus Performance
(6)
Total Shareholder Return is calculated as the sum of the difference between our share price at the end of each year shown and the beginning of the measurement period plus the cumulative amount of dividends for the investment period, assuming dividend reinvestment, divided by our share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.

(7)
The peer group used for calculating Peer Group Total Shareholder Return is the Nasdaq Biotechnology Index, which is used for determining performance of the relative total shareholder return component for the performance shares awards to the NEOs.

(8)
Represents total product revenues, net, as disclosed in the Consolidated Statements of Operations in our Annual Reports on Form 10-K for the years ended December 31, 2022, 2021 and 2020.

Analysis of the Information Presented in the Pay versus Performance Table
The graphs provided below reflect the relationships between Compensation Actually Paid, or CAP, for our PEO and our non-PEO NEOs and selected measures in accordance with SEC rules. The CAP amounts, as calculated per SEC rules, do not fully represent the actual final amount of compensation earned or actually paid to our PEO or other NEOs during the applicable fiscal years. The Pay versus Performance table above also does not capture all of the performance measures used to align executive compensation with company performance. In accordance with SEC rules, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid Versus Total Shareholder Return 2020-2022
TSR for our peer group is based on the Nasdaq Biotechnology Index, which reflects the Company’s industry sector, is the peer group used for the relative TSR component of our Performance Shares awarded to our CEO and other NEOs, and is also the peer group used in the Stock Price Performance Graph furnished with our Annual Report that is delivered to our stockholders together with this Proxy Statement in connection with our Annual Meeting of Stockholders. Compensation Actually Paid is highly correlated with TSR, given that the values of the components of our executive equity compensation (stock options, restricted stock units and a portion of our performance share goals), depend on our stock price performance.
Proxy Statement 2023 | 79

Pay Versus Performance
Compensation Actually Paid Versus Net Income (Loss) 2020-2022
Incyte does not currently utilize GAAP net income (loss) as a metric in its incentive programs, given that it may include certain one-time/non-recurring items that could make it not reflective of the underlying performance of our business.
Compensation Actually Paid Versus Total Products Revenues, 2020-2022
As previously discussed, our CEO and other NEOs’ Compensation Actually Paid is highly dependent on the absolute and relative stock price performance due to the significant portion of our compensation program linked to equity incentives. In addition, other metrics such as total product revenues, (which account for a significant portion (40%) of the performance goals for our performance share (PSU) component of our executive officers’ equity compensation in 2021 and 2022), pipeline progression and regulatory approvals, are also important performance measures that we use to link our performance to compensation actually paid to our executive officers.
80 | Proxy Statement 2023

Pay Versus Performance
Financial Performance Measures
The following table lists the most important performance measures that we used to link our performance to compensation actually paid to our named executive officers for the most recently completed fiscal year:
Most Important Performance Measures
Total product revenues
Pipeline development and progression
Total shareholder return (TSR)
Proxy Statement 2023 | 81

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2022, including the 1997 Employee Stock Purchase Plan and the 2010 Stock Incentive Plan.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	17,954,805(1)	87.25(2)	5,303,956(3)
Equity compensation plans not approved by security holders	—	—	—
Total	17,954,805	87.25	5,303,956

(1)
Includes 4,701,164 shares subject to RSUs, 228,357 shares subject to earned performance shares and 374,925 shares subject to unearned performance shares outstanding as of December 31, 2022 that were issued under the 2010 Stock Incentive Plan. The number of shares subject to such unearned performance shares represents the maximum number of shares issuable pursuant to such performance shares as of such date.

(2)
RSUs and performance shares, which do not have an exercise price, are excluded in the calculation of weighted-average exercise price.

(3)
Includes 372,562 shares available for issuance under the 1997 Employee Stock Purchase Plan and 4,931,394 shares available for issuance under the 2010 Stock Incentive Plan.

82 | Proxy Statement 2023

PROPOSAL 3
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently to vote on future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission.
Stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every year, every two years or every three years. Stockholders also may abstain from casting a vote on this proposal.
We understand that there are differing views as to how frequently the advisory vote on named executive officer compensation should occur. We believe that a majority of our stockholders would prefer an annual vote. Therefore, our Board of Directors recommends that you vote for the option of every year for the advisory vote on executive compensation. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to provide direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year.
This vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors. The Board of Directors and the Compensation Committee values the opinions of our stockholders and will take into account the outcome of the vote; however, when considering the frequency of future advisory votes on executive compensation, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our stockholders.
Stockholders have the opportunity to choose among four options (holding the vote every year, every two years, every three years, or abstain from voting) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors. Abstentions and broker non-votes will have no effect on the outcome of this proposal.
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PROPOSAL 4
Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan

In April 2023, the Board approved an amendment to the Amended and Restated 2010 Stock Incentive Plan (referred to in this proposal description as the “2010 Plan”), subject to the approval of our stockholders at the Annual Meeting, to increase the number of shares available for issuance. Incyte has continued to grow at a significant rate. As our revenue and our discovery and development pipeline have substantially increased over the last several years, so too has our number of employees. Our expansions into Europe, Japan, and Canada in 2016, 2017 and 2020, respectively have also contributed to our increasing employee headcount. Even though our employee headcount has risen substantially in the last several years, including in 2022, we have carefully managed the 2010 Plan to ensure that stockholders are subject to minimal dilution and that there is as little overhang as possible on our common stock. In fact, as the chart below shows, since the 2021 amendment to the 2010 Plan that added 9,500,000 shares, our overhang percentage remains low, at 10.3%, and our 3-year average unadjusted burn rate is 2.0%, all while our employee headcount has grown by 60% over the past three years.
3-Year average unadjusted gross burn rate for peer group 50th percentile is 3.0%
Further detail of our year-end overhang percentage is set forth in the table below:
	2019	2020	2021	2022
Overhang:
Options and awards available for grant	9,882,122	5,515,182	10,113,298	5,056,370
Options and awards outstanding	15,235,033	15,399,871	16,730,348	17,837,951
Total Overhang	25,117,155	20,915,053	26,843,646	22,894,321
Common outstanding and overhang shares	216,177,830	219,489,329	221,084,433	222,746,719
Overhang percentage	11.6%	9.5%	12.1%	10.3%
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20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2019
2020
2021
2022
Total Overhang - Incyte
Median Total Overhang - Peers

50th percentile peer group total overhang is 17.1%
We believe that we have been careful stewards of the 2010 Plan and we now seek a new amendment to the 2010 Plan to add an additional 12,500,000 shares (as detailed further below) so that we will be in a position to continue our substantial growth as we seek to execute on our 2023 and longer-term strategic goals.
The following summary of the principal features of the 2010 Plan, as amended, is qualified by reference to the terms of the plan, a copy of which is available without charge upon stockholder request to Secretary, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, Delaware 19803. The 2010 Plan, as amended, has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC’s web site at http://www.sec.gov.
Description of Amendments
The amendment to the 2010 Plan approved by the Board and submitted for stockholder approval consists of an increase in the number of shares available for issuance thereunder by 12,500,000 shares, from 53,953,475 shares to 66,453,475 shares.
The proposed increase of 12,500,000 in the number of shares reserved for issuance under the 2010 Plan is needed to allow us to continue to provide effective and appropriate equity incentives to our growing number of employees and our directors. Our equity awards have historically consisted of stock options, RSUs and performance shares. Our Board and the Compensation Committee of the Board have believed that equity awards align compensation incentives with stockholder interests, provide at-risk compensation for management by providing them with a strong incentive to improve the Company’s performance, and provide employees with the opportunity to benefit significantly from the success of the Company. We offer equity awards to all new hires and have found that attractive and competitive initial equity awards are often an important inducement for the high-performing, entrepreneurial individuals who we believe are key to our success. We expect to continue to expand our workforce in support of our research and development and commercialization efforts as we execute on our long-term growth strategy. As we recruit to fill these new positions, the amount of shares required for initial awards to new hires, together with the amount required for annual awards to existing employees, in each case consistent with our historical practices, increases.
We do not believe the proposed 12,500,000 share increase will be unduly dilutive to stockholders. A common measure of potential dilution from outstanding equity awards is “overhang,” generally defined as equity awards
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PROPOSAL 4 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan
outstanding but not exercised, plus equity awards available to be granted (together referred to as potential equity award shares), divided by the sum of total common shares outstanding plus potential equity award shares. As of April 18, 2023, our overhang was 9.9%. For our annual awards and new employee awards beginning in 2022, each U.S. and Canadian recipient who was not an executive officer and at or above the Associate Vice President level received a mix of stock options and RSUs, with the recipient able to determine whether their awards would be in the form of one of three choices—(1) 50% of the total grant date value of their equity awards in the form of options and 50% in the form of RSUs, (2) one-third of the total grant date value in the form of options and two-thirds in the form of RSUs, or (3) two-thirds of the total grant date value in the form of options and one-third in the form of RSUs, in each case with the grant date values as determined under generally accepted accounting principles consistent with the valuation of our Company’s equity incentives. Each 2022 U.S. and Canadian recipient who was at or below the Executive Director level received their annual, or new employee (if applicable), awards only in the form of RSUs. In 2022, our U.S.-based executive officers received for their annual awards 1/3 each of their total grant date target value in the form of stock options, performance shares and RSUs. Non-U.S. recipients only receive RSUs.
2010 Stock Incentive Plan
The 2010 Plan was initially adopted by the Board in March 2010 and approved by our stockholders in May 2010. The Board amended the 2010 Plan in 2013, 2014, 2016, 2018, 2019 and 2021, and our stockholders approved each of those amendments.
The purpose of the 2010 Plan is to assist in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long-term success and the creation of stockholder value. The 2010 Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our common stock, thereby increasing their proprietary interest in the growth and success of our Company.
The 2010 Plan provides for the direct award or sale of shares of common stock (including restricted shares), the award of RSUs and stock appreciation rights, the award of performance shares and the grant of incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and non-statutory stock options to purchase common stock that do not qualify for such treatment under the Code. All employees, including officers, of the Company or any subsidiary, non-employee directors of the Company and any consultant who performs services for the Company or any subsidiary are eligible to purchase shares of common stock and to receive awards of shares, restricted shares, performance shares, RSUs or stock appreciation rights or grants of non-statutory stock options. Only employees are eligible to receive grants of incentive stock options. As of December 31, 2022, 2,237 employees (including officers) and non-employee directors would have been eligible to purchase common stock and to receive awards under the 2010 Plan.
Administration
The 2010 Plan is administered by the Compensation Committee. Subject to the limitations set forth in the plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest or be earned, including any performance criteria to which they may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards. The Board has created a secondary committee, the Non-Management Stock Option Committee, which is authorized to make awards and grants under the 2010 Plan to eligible individuals other than members of the Board, the “Section 16 officers,” and employees who hold the title of Senior Vice President or above.
Maximum Shares and Award Limits
A total of 53,953,475 shares of common stock are currently reserved for issuance under the 2010 Plan. As of April 18, 2023, the Company had outstanding options to purchase an aggregate of 12,418,281 shares of common stock (with exercise prices ranging from $49.01 to $138.52 per share) under the 2010 Plan, outstanding RSUs covering 5,061,724 shares, and outstanding performance shares pursuant to which a maximum of 603,282 shares
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could be issued and had 4,654,523 shares of common stock available for issuance under the 2010 Plan (or 17,154,523 shares of common stock including the 12,500,000 shares subject to stockholder approval at the Annual Meeting). As of April 18, 2023, the Company had outstanding options to purchase an aggregate of 12,418,281 shares of common stock under the 2010 Plan at a weighted average exercise price of $87.06 per share and with a weighted average remaining contractual term of 6.24 years. Other than outstanding options to purchase common stock, RSUs and performance shares under the 2010 Plan, the Company had no other outstanding awards as of April 18, 2023. No one award recipient may receive awards under the 2010 Plan in any calendar year that relate to more than 800,000 shares of common stock. Each “full value” award such as an award of RSUs, restricted shares or performance shares (that is, any sales or awards of shares other than upon exercise of options or other than pursuant to sales at purchase prices at least equal to the fair market value of the shares) reduces the total share pool available under the 2010 Plan by 2.0 shares, and each stock option and any other non-full value award reduces the total share pool by 1.0 share for each underlying award share granted. In addition, other than automatic grants to outside directors, awards for no more than 5% of the total number of shares of common stock reserved for issuance under the 2010 Plan may vest sooner than 12 months from the date of grant.
These limitations shall be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events. If an award made under the 2010 Plan expires without having been exercised in full, or if any restricted shares, RSUs or performance shares are forfeited or repurchased by Company due to failure to vest, then the corresponding shares will again become available for awards under the 2010 Plan. Upon the settlement of stock appreciation rights, all of the shares subject to any such stock appreciation right will reduce the number of shares available under the 2010 Plan, regardless of the number of shares actually issued. If any award is paid in cash rather than shares of common stock, the payment of cash will not reduce the number of available shares. The Company may grant awards under other plans or programs, which may be settled in shares of common stock issued under the 2010 Plan. Such shares shall be treated like shares issued in settlement of RSUs and, when issued, will reduce the number of shares of common stock available for issuance under the 2010 Plan.
Stock Options
The terms of any grants of stock options under the 2010 Plan will be set forth in a stock option agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. Stock options may provide for the accelerated exercisability in the event of the award recipient’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient’s service. The Compensation Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares. However, outstanding options may not be modified to lower the exercise price, nor may outstanding options be assumed or accepted for cancellation in return for the grant of new options with a lower exercise price, unless approved by the Company’s stockholders. In no event will the Company purchase or assume in exchange for cash any stock option whose exercise price exceeds the fair market value of the underlying shares of common stock.
The exercise price of each option will be set by the Compensation Committee, subject to the following limits. The exercise price of an incentive stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the exercise price of an incentive stock option cannot be less than 110% of the fair market value of a share of common stock on the date the option is granted. The exercise price of a non-statutory stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted. On April 18, 2023, the closing price for our common stock on The Nasdaq Global Select Market was $73.80. The maximum period in which an option may be exercised will be fixed by the Compensation Committee and included in each stock option agreement but cannot exceed ten years in the case of an incentive stock option, and in the event an option recipient is deemed to be a 10% owner of our Company or one of our subsidiaries, the maximum period for an incentive stock option granted to that person cannot exceed five years. In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000.
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PROPOSAL 4 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan
The exercise price for the exercise of a stock option may be paid in cash or, to the extent that the stock option agreement so provides, by surrendering shares of common stock, by delivery of an irrevocable direction to a securities broker to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price, by delivery of an irrevocable direction to a securities broker or lender to pledge shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate exercise price, by delivering a full-recourse promissory note, or in any other form that is consistent with applicable laws, regulations and rules. Options generally will be nontransferable except in the event of the option recipient’s death.
Stock options granted under the 2010 Plan must be exercised by the optionee before the expiration of such option. Each stock option agreement will set forth the extent to which the option recipient will have the right to exercise the option following the termination of the recipient’s service with us, and the right to exercise the option of any executors or administrators of the award recipient’s estate or any person who has acquired such options directly from the award recipient by bequest or inheritance.
Automatic Option Grants to Directors
Annual grants are made to outside directors following the conclusion of each annual meeting of our stockholders consisting of 60% non-statutory options and 40% RSUs having an aggregate grant date fair value of $500,000 or such lesser dollar amount as may be determined by the Board (the “Applicable Dollar Amount”). The Board has set the Applicable Dollar Amount at $400,000 for 2021, 2022 and 2023. The number of shares subject to the non-statutory options is determined by dividing 60% of the Applicable Dollar Amount by the Black-Scholes value of one such option, based on the average closing sale price for our shares on The Nasdaq Global Select Market over the 30 consecutive trading days concluding with the last trading day prior to the grant date, rounded down to the nearest whole share. The number of shares subject to the RSUs will be determined by dividing 40% of the Applicable Dollar Amount by such 30 trading day average price, rounded down to the nearest whole share. The exercise price of the options will be equal to the fair market value on the date of the grant, and the options will have a term of ten years. Each outside director who is not initially elected at a regular annual meeting of our stockholders will receive awards within one business day of his or her election having an aggregate grant date fair value of a pro rata portion of the Applicable Dollar Amount, determined based on the number of full calendar months remaining from the date of election until the next regular annual meeting divided by 12. Such outside director’s awards will consist of 60% non-statutory options and 40% RSUs determined in a manner similar to that used for the annual awards to outside directors following the conclusion of the regular annual meeting, except that the values of the awards to such outside director will be determined as of the grant date of such awards. All annual awards to outside directors will vest (and in the case of options, become exercisable) on the earlier of the first anniversary of the date of grant or immediately prior to the next regular annual meeting of our stockholders.
Options granted to outside directors will become fully vested if a change in control occurs with respect to the Company during the director’s service. The Board may from time to time increase the number of shares subject to an annual grant if the Board determines that the increase is necessary to induce individuals to become or remain non-employee directors, or to address an increase in the duties or responsibilities of a non-employee director. The Board may also determine that the exercise price of such an option shall be greater than the fair market value of the common stock on the date of grant and that the option shall be exercisable on a different schedule than stated above.
Restricted Shares
The terms of any awards of restricted shares under the 2010 Plan will be set forth in a restricted share agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the restricted share agreements, which need not be identical. Restricted share awards generally will be subject to vesting requirements of a minimum period of three years, and may be subject to transfer restrictions. Award recipients who are granted restricted shares generally have all of the rights of a stockholder with respect to those shares. Restricted shares may be issued for consideration as the Compensation Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.
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PROPOSAL 4 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan
Restricted Stock Units
The terms of any awards of RSUs under the 2010 Plan will be set forth in an RSU agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms and conditions of the RSU agreements, which need not be identical. RSUs give an award recipient the right to acquire a specified number of shares of common stock, or at the Compensation Committee’s discretion, cash, or a combination of common stock and cash, at a future date upon the satisfaction of certain vesting conditions based upon a vesting schedule or performance criteria established by the Compensation Committee. RSUs generally will be subject to vesting requirements of a minimum period of three years. RSUs may be granted in consideration of a reduction in the award recipient’s other compensation, but no cash consideration is required of the award recipient. Unlike restricted shares, the stock underlying RSUs will not be issued until the stock units have vested, and recipients of RSUs generally will have no voting or dividend rights prior to the time of issuance of any common stock upon settlement.
Stock Appreciation Rights
The terms of any awards of stock appreciation rights under the 2010 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical. A stock appreciation right generally entitles the award recipient to receive a payment upon exercise equal to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the value of a share of common stock on the date of grant. The exercise price of a stock appreciation right cannot be less than 100% of the fair market value of a share of common stock on the date the stock appreciation right is granted. The amount payable upon the exercise of a stock appreciation right may be settled in cash or by the issuance of shares of common stock.
Performance Shares
The terms of any awards of performance shares under the 2010 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Compensation Committee will determine the terms, conditions and restrictions of any such agreements, which need not be identical.
Performance shares give an award recipient the right to acquire a specified number of shares of common stock, or at the Compensation Committee’s discretion, cash, or a combination of common stock and cash, at a future date, based on performance criteria set forth in the performance share agreement. The actual number of performance shares eligible for settlement may be larger or smaller than the number included in the original award, based on the performance criteria. Performance shares may be granted in consideration of a reduction in the award recipient’s other compensation, but no cash consideration is required of the award recipient. An award of performance shares generally will vest only if the award recipient performs services for the entire performance period (or if less, one year). Recipients of performance shares generally will have no voting or dividend rights prior to the time of issuance of any common stock upon settlement.
Qualifying Performance Criteria
The number of shares or other benefits granted, issued, retainable or vested under a performance share award or other award may be made subject to the attainment of performance goals for a specified period of time relating to one or more performance criteria, either individually, alternatively or in any combination, applied to either us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ or quarter’s results or to the performance of one or more comparable companies or a designated comparison group or index, in each case as specified by the Compensation Committee in the award. The performance criteria may include, but are not limited to, one or more of the following: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation, or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) economic
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PROPOSAL 4 Proposal to Amend the Amended and Restated 2010 Stock Incentive Plan
profit, (r) achievement of target levels of discovery and/or development of products, including but not limited to regulatory achievements, (s) achievement of research and development objectives, and (t) formation of joint ventures, strategic relationships or other commercial, research or development collaborations. The Compensation Committee may appropriately adjust any evaluation of performance under a qualifying performance criteria to exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, nonrecurring items disclosed in the Company’s financial statements or in management’s discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year. If applicable, the Compensation Committee will determine the qualifying performance criteria and any permitted exclusions for events described in the preceding sentence not later than the 90th day of the performance period, and will determine and certify the extent to which the qualifying performance criteria have been met.
Amendment and Termination
No awards may be granted under the 2010 Plan after June 30, 2026. The Board may amend or terminate the 2010 Plan at any time, but an amendment will not become effective without the approval of the Company’s stockholders to the extent required by applicable laws, regulations or rules. No amendment or termination of the 2010 Plan will affect an award recipient’s rights under outstanding awards without the award recipient’s consent.
Effect of Certain Corporate Events
In the event of a subdivision of the outstanding common stock or a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of shares, a spin-off or a similar occurrence, or declaration of a dividend payable in common stock or, if in an amount that has a material effect on the price of the shares, in cash, the Compensation Committee will make appropriate adjustments in the number of shares covered by outstanding awards and the exercise price of outstanding options and stock appreciation rights, and the number of shares available under the 2010 Plan.
In the event of a merger or other reorganization, subject to any acceleration provisions in the agreement relating to an award, outstanding awards will be treated in the manner provided in the agreement of merger or reorganization. That agreement may provide for the assumption of outstanding awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is the surviving corporation), for the substitution by the surviving corporation or its parent of its own awards, or for the acceleration of the exercisability of awards followed by the cancellation of those awards. The agreement of merger or reorganization may also provide for the cancellation of outstanding awards, with a payment of the value of those awards (without regard as to whether those awards have vested or are exercisable) as of the closing date of the merger or reorganization. In such an event, the payment may be in cash or securities, be paid in installments, be deferred until the underlying award would have vested, become exercisable or settled under the agreement relating to the award, and may be subject to vesting and performance criteria no less favorable to the recipient than under the agreement relating to the award, in all cases without the recipients’ consent.
Certain Federal Income Tax Aspects of Awards Under the Plan
This is a brief summary of the federal income tax aspects of awards that may be made under the 2010 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under 2010 Plan depend upon the type of award and, if the award is to an executive officer, whether compensation paid to the officer is subject to the tax deduction limit imposed by Section 162(m) of the Code.
Incentive Stock Options
The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are
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disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.
Non-statutory Stock Options
The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of non-statutory stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income. Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.
Other Awards
Recipients who receive RSU awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date and cash received, if any, over the exercise price. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any shares received. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.
Code Section 162(m)
Section 162(m) of the Code generally disallows a tax deduction to us for annual compensation in excess of $1,000,000 paid to certain executive officers. Prior to 2018, however, we could deduct compensation above $1,000,000 if it was “performance-based compensation” within the meaning of Section 162(m). Stock options and performance shares granted prior to 2018 were intended to qualify as performance-based compensation.
The Section 162(m) exemption for performance-based compensation has been repealed, effective for tax years beginning after December 31, 2017, subject to a transition rule for amounts payable pursuant to written binding contracts in effect on November 2, 2017. We believe that outstanding stock options granted prior to November 2, 2017 qualify for this transition rule, and thus retain their status as deductible performance-based compensation.
New Plan Benefits
The Compensation Committee has not made any determination with respect to future awards under the 2010 Plan and, except for automatic grants to non-employee “outside” directors, awards and the terms of any awards under the plan for the current year or any future year are not determinable. As described above, the 2010 Plan provides for
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the automatic grant of awards to outside directors. Each outside director nominee who will continue to serve as a member of the Board will receive a grant consisting of 60% non-statutory options and 40% RSUs having an aggregate grant date fair value of $500,000 or such lesser dollar amount as may be set by the Board. The Board has set the dollar amount at $400,000 for 2021, 2022 and 2023.
Required Vote
Approval of the amendments to the 2010 Plan requires the affirmative vote of a majority of the shares present and entitled to vote.
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PROPOSAL 5
Proposal to Amend the 1997 Employee Stock Purchase Plan

In April 2023, the Board approved an amendment to the Company’s 1997 Employee Stock Purchase Plan, subject to the approval of the Company’s stockholders at the Annual Meeting. The following summary of the principal features of the Employee Stock Purchase Plan is qualified by reference to the terms of the Employee Stock Purchase Plan, a copy of which is available without charge upon stockholder request to Secretary, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, Delaware 19803. The Employee Stock Purchase Plan, as amended, has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC’s web site at http://www.sec.gov.
Description of Amendment
The amendment to the Employee Stock Purchase Plan approved by the Board and submitted for stockholder approval consists of an increase in the number of shares of common stock reserved for issuance under the Employee Stock Purchase Plan by 750,000 shares, from 9,600,000 shares to 10,350,000 shares.
Employee Stock Purchase Plan
The Employee Stock Purchase Plan was initially adopted by the Board in February 1997, effective August 1, 1997, and first approved by the Company’s stockholders in April 1997. The Board has adopted a number of prior amendments to increase the share reserve under the Employee Stock Purchase Plan and our stockholders have approved each of those amendments, most recently in May 2020. The Board approved an amendment and restatement of the Employee Stock Purchase Plan in November 2020.
The purpose of the Employee Stock Purchase Plan is to provide employees with an opportunity to acquire shares of common stock at a price below their market value and to pay for the purchases through payroll deductions, thereby enabling the Company to attract, retain and motivate valued employees. A total of 9,600,000 shares of common stock currently are reserved for issuance under the Employee Stock Purchase Plan. As of April 18, 2023, 372,562 shares of common stock were available for future issuance under the Employee Stock Purchase Plan (or 1,122,562 shares of common stock including the 750,000 shares subject to stockholder approval at the Annual Meeting).
Administration
The Employee Stock Purchase Plan is administered by the Compensation Committee. The Compensation Committee has the authority to construe, interpret and apply the terms of the Employee Stock Purchase Plan, to determine eligibility, to establish such limitations and procedures as it determines are consistent with the Employee Stock Purchase Plan and to adjudicate any disputed claims under the Employee Stock Purchase Plan.
Eligibility; Price of Shares
Each regular full-time and part-time employee of the Company and certain subsidiaries designated by the Company who customarily works at least 20 hours per week and more than five months in any calendar year, and who is employed by the Company or its designated subsidiary for one month or more on an enrollment date, is eligible to participate in the Employee Stock Purchase Plan. However, no employee is eligible to participate in the Employee Stock Purchase Plan if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee is permitted to continue to participate under the Employee Stock Purchase Plan and all similar purchase plans of the Company or its subsidiaries, in any calendar year if his or her purchase rights would exceed $25,000 of the fair market value of such stock (determined at the time the right is granted) for that calendar year. As of December 31, 2022, 2,229 employees were eligible to participate in the Employee Stock Purchase Plan.
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PROPOSAL 5 Proposal to Amend the 1997 Employee Stock Purchase Plan
Under the Employee Stock Purchase Plan, each calendar year is divided into two six-month “purchase periods” commencing May 1 and November 1 of each year. At the end of each purchase period, the Company will apply the amount contributed by the participant during that period to purchase shares of common stock for him or her. The purchase price will be equal to 85% of the lower of (a) the market price of common stock on the first day of the applicable “offering period” or (b) the market price of common stock on the last business day of the purchase period. Historically, each offering period has been 24 months long, with a new offering period beginning every six months. Thus, up to four overlapping offering periods could be in effect at the same time. If the market price of common stock is lower on the purchase date, then the subsequent offering period automatically becomes the applicable offering period. The Board has approved shortening each offering period to six months, for offering periods beginning after the date of the Annual Meeting. No participant may purchase more than 8,000 shares in any one purchase period. On April 18, 2023, the closing price for our common stock on The Nasdaq Global Select Market was $73.80.
Participation; Payroll Deductions; Purchase of shares
Eligible employees become participants in the Employee Stock Purchase Plan by completing a subscription agreement authorizing payroll deductions and filing it with our stock administrator before the first day of the applicable offering period. The payroll deductions made for each participant may be not be less than 1% and not more than 10% of the participant’s cash compensation, and may not exceed such percentage of the participant’s cash compensation as the participant designates. Payroll deductions commence with the first paycheck issued during the offering period and are deducted from subsequent paychecks throughout the offering period unless terminated as provided in the Employee Stock Purchase Plan. Participants are notified by statements of account as soon as practicable following the end of each purchase period as to the amount of payroll deductions, the number of shares purchased, the purchase price and the remaining cash balance of their accounts. The purchased shares are delivered to a brokerage account and kept in such account pursuant to the subscription agreement.
Withdrawal From the Employee Stock Purchase Plan; Termination of Employment
Participants may withdraw from the Employee Stock Purchase Plan at any time up to two business days prior to the purchase date. As soon as practicable after withdrawal, payroll deductions cease and all amounts credited to the participant’s account are refunded in cash, without interest. A participant who has withdrawn from the Employee Stock Purchase Plan cannot be a participant in future offering periods unless he or she re-enrolls pursuant to the Employee Stock Purchase Plan’s guidelines.
Termination of a participant’s status as an eligible employee is treated as an automatic withdrawal from the Employee Stock Purchase Plan. A participant may designate in writing a beneficiary who is to receive shares and cash in the event of the participant’s death subsequent to the purchase of shares, but prior to delivery. A participant may also designate a beneficiary to receive cash in his or her account in the event of such participant’s death prior to the last day of the offering period. Any other attempted assignment, except by will, and the laws of descent and distribution, may be treated as a withdrawal.
Amendment and Termination
The Employee Stock Purchase Plan may be amended or terminated at any time by the Board of Directors, subject to applicable laws.
Effect of Certain Corporation Events
In the event of an increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, the Compensation Committee will make adjustments in the number and/or purchase price of shares and/or the number of shares available under the Employee Stock Purchase Plan, as appropriate.
In the event of an increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, the Compensation Committee will make adjustments in the number and/or purchase price of shares and/or the number of shares available under the Employee Stock Purchase Plan, as appropriate.
94 | Proxy Statement 2023

PROPOSAL 5 Proposal to Amend the 1997 Employee Stock Purchase Plan
In the event of a sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another company, the Employee Stock Purchase Plan will terminate and any purchase periods and offering periods then in progress will be shortened to end prior to the sale or merger.
Certain Federal Income Tax Aspects of Awards Under the Plan
This is a brief summary of the federal income tax aspects of participation in the Employee Stock Purchase Plan based on existing U.S. federal income tax laws. This summary does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant may reside.
The Employee Stock Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code for participants who are subject to U.S. income taxation. A participant does not recognize any taxable income at the time shares are purchased under the Employee Stock Purchase Plan. Instead, taxable income is recognized by the participant when the shares purchased under the Employee Stock Purchase Plan are sold or otherwise disposed of.
Upon a sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends on how long the participant held the shares. If the shares are sold or otherwise disposed of more than 2 years from the first day of the applicable offering period and 1 year from the date of purchase, the participant will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price of the shares, or 15% of the fair market value of the shares on the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.
The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by the participant upon a sale or disposition of shares prior to the expiration of the holding periods described above.
Plan Benefits
Purchase rights are subject to a participant’s discretion, including an employee’s decision not to participate in the Employee Stock Purchase Plan, and awards under the Employee Stock Purchase Plan are not determinable. Directors who are not employees are not eligible to participate in, and will not receive any benefit under, the Employee Stock Purchase Plan.
Required Vote
Approval of the amendment to the 1997 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares present and entitled to vote.
Proxy Statement 2023 | 95

PROPOSAL 6
Ratification of Independent Registered Public
Accounting Firm

The Audit and Finance Committee has appointed the firm of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, subject to reconsideration by the Audit and Finance Committee should our stockholders fail to ratify such appointment at the Annual Meeting or should the Audit and Finance Committee not approve Ernst & Young LLP’s audit plan for the fiscal year ending December 31, 2023. Ernst & Young LLP has audited our financial statements since the Company’s inception in 1991. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
Principal Accountant Fees and Services
The following table sets forth the aggregate fees billed or expected to be billed by Ernst & Young LLP for audit and other services rendered.
	Year Ended December 31
	2022	2021
	(in thousands)
Audit Fees(1)	$2,664	$2,447
Audit-related Fees(2)	122	218
Tax Fees(3)	—	10
Total	$2,786	$2,675

(1)
Audit fees include fees and out-of-pocket expenses billed for the audit of the Company’s annual statements and reviews of the Company’s quarterly financial statements, including the Company’s Annual Report on Form 10-K, the audit of the Company’s internal control over financial reporting, and include fees for SEC registration statements and consultation on accounting standards or transactions. Audit fees also include amounts for statutory audits required internationally.

(2)
Audit-related fees include fees billed primarily for ERP system and related controls environment pre-implementation assessments.

(3)
Tax fees include fees billed primarily for tax consultation and tax compliance services.

The Audit and Finance Committee considered whether the provision of the services other than the audit services is compatible with maintaining Ernst & Young LLP’s independence.
Pre-Approval Policies and Procedures
The Audit and Finance Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The policy is intended to ensure that the fees earned by Ernst & Young LLP are consistent with the maintenance of the independent registered public accounting firm’s independence in the conduct of its auditing functions. All of the services provided by the Company’s independent registered public accounting firm in 2022 and 2021 were pre-approved by the Audit and Finance Committee.
96 | Proxy Statement 2023

PROPOSAL 6 Ratification of Independent Registered Public Accounting Firm
Required Vote
Ratification will require the affirmative vote of a majority of the shares present and entitled to vote. Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Audit and Finance Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit and Finance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit and Finance Committee determines that such a change would be in the best interests of the Company and its stockholders.
Proxy Statement 2023 | 97

Report of the Audit and Finance Committee of the Board

The Audit and Finance Committee of the Board is composed of three directors, each of whom qualifies as “independent” under the current listing requirements of The Nasdaq Stock Market. The current members of the Audit and Finance Committee are Paul J. Clancy, Jacqualyn A. Fouse, and Edmund P. Harrigan. The Audit and Finance Committee acts pursuant to a written charter that has been adopted by the Board. The charter is reviewed annually for changes, as appropriate.
In performing its functions, the Audit and Finance Committee acts in an oversight capacity and necessarily relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm, who, in their report, express an opinion on the conformity of the Company’s annual financial statements with accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting. It is not the duty of the Audit and Finance Committee to plan or conduct audits, to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company’s internal control over financial reporting.
Within this framework, the Audit and Finance Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2022 and the Company’s internal control over financial reporting. The Audit and Finance Committee has also discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed pursuant to the applicable standards of the Public Company Accounting Oversight Board. In addition, the Audit and Finance Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Finance Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based upon these reviews and discussions, the Audit and Finance Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
Audit and Finance Committee
Paul J. Clancy (Chair)
Jacqualyn A. Fouse
Edmund P. Harrigan
98 | Proxy Statement 2023

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information as of April 18, 2023, as to shares of our common stock beneficially owned by: (i) each person who is known to us to own beneficially more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers named under “Executive Compensation—Summary Compensation Table” and (iv) all of our directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated below, the address of each beneficial owner listed on the table is c/o Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, DE 19803. The percentage of our common stock beneficially owned is based on 223,086,057 shares outstanding as of April 18, 2023. In addition, shares issuable pursuant to options that may be acquired, or RSUs that vest, in each case, within 60 days of April 18, 2023 are deemed to be issued and outstanding and have been treated as outstanding in calculating and determining the beneficial ownership and percentage ownership of those persons possessing those securities, but not for any other individuals.
Name and Address of Beneficial Owner(1)	Shares Beneficially Owned (#)(1)	Percentages Beneficially Owned (%)(1)
5% Stockholders
Felix J. Baker(2)	36,655,303	16.4
Baker Bros. Advisors LP and affiliated entities(2)	36,292,664	16.3
The Vanguard Group and affiliates(3)	21,533,818	9.7
BlackRock, Inc.(4)	19,836,617	8.9
Dodge & Cox (5)	19,362,935	8.7
Named Executive Officers and Directors
Hervé Hoppenot(6)	1,230,066	*
Christiana Stamoulis(7)	148,454	*
Steven H. Stein(8)	196,176	*
Maria E. Pasquale(9)	60,381	*
Barry P. Flannelly(10)	209,334	*
Julian C. Baker(2)	36,652,886	16.4
Jean-Jacques Bienaimé(11)	143,108	*
Otis W. Brawley (12)	18,433	*
Paul J. Clancy(13)	141,826	*
Jacqualyn A. Fouse(14)	100,343	*
Edmund P. Harrigan(15)	41,003	*
Katherine A. High(16)	34,421	*
Susanne Schaffert(17)	8,376	*
All directors and executive officers as a group (18 persons)(18)	39,565,749	17.5

*
Represents less than 1% of our common stock.

(1)
To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)
Baker Bros. Advisors LP is the investment adviser to 667, L.P. and Baker Brothers Life Sciences, L.P. (“Baker Funds”). Baker Bros. Advisors (GP), LLC is the sole general partner of Baker Bros. Advisors LP. Julian C. Baker and Felix J. Baker are the managing members of Baker Bros. Advisors (GP), LLC. The address for Baker Bros. Advisors LP, the Baker Funds, Julian C. Baker and Felix J. Baker is 860 Washington Street, 3rd Floor, New York, New York 10014. Pursuant to the management agreements, as amended, among Baker Bros. Advisors LP, the Baker Funds and their respective general partners, the Baker Funds’ respective general partners relinquished to Baker Bros. Advisors LP all discretion and authority with respect to the investment and voting power of the securities held by the Baker

Proxy Statement 2023 | 99

Security Ownership of Certain Beneficial Owners and Management
Funds, and thus Baker Bros. Advisors LP has complete and unlimited discretion and authority with respect to the Baker Funds’ investments and voting power over investments. According to an amended Schedule 13D filed March 15, 2023 and Form 4 filed April 4, 2023, the total number of shares of our common stock beneficially owned includes shares directly held as follows:
Holder	Shares
667, L.P.	2,734,189
Baker Brothers Life Sciences, L.P.	33,212,097
Julian C. Baker	510,031
Felix J. Baker	281,190
Entities affiliated with Julian C. Baker and Felix J. Baker	79,305
Pursuant to an agreement between Baker Bros. Advisors LP and Julian C. Baker, Baker Bros. Advisors LP has sole voting and dispositive power with respect to 229,114 shares owned directly by Julian C. Baker that were received by Mr. Baker upon exercise of options, upon vesting of RSUs or in lieu of cash fees in connection with serving as a member of our Board of Directors and with respect to 117,264 shares subject to RSUs that will vest and options exercisable within 60 days of April 18, 2023 that are held by Julian C. Baker and that are included in the number of shares shown as beneficially owned.
(3)
According to an amended Schedule 13G filed February 9, 2023, filed by The Vanguard Group (“Vanguard”), Vanguard, in its capacity as investment adviser, may be deemed to beneficially own all shares listed in the table, and has sole dispositive power with respect to 20,752,117 shares, shared dispositive power with respect to 781,701 shares, and shared voting power with respect to 277,492 shares. The address of the principal place of business of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)
According to an amended Schedule 13G filed January 25, 2023, filed by BlackRock, Inc. (“BlackRock”), BlackRock, in its capacity as investment adviser, may be deemed to beneficially own and has sole dispositive power with respect to all shares listed in the table and has sole voting power with respect to 18,303,077 shares. The address of the principal place of business of BlackRock is 55 East 52nd Street, New York, New York, 10022.

(5)
According to an amended Schedule 13G filed February 14, 2023, filed by Dodge & Cox, in its capacity as investment adviser, may be deemed to beneficially own and has sole dispositive power with respect to all shares listed in the table and has sole voting power with respect to 18,209,985 shares. The address of the principal place of business of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.

(6)
Includes 938,784 shares subject to RSUs and earned performance shares that will vest and options exercisable within 60 days of April 18, 2023.

(7)
Includes 134,350 shares subject to RSUs and earned performance shares that will vest and options exercisable within 60 days of April 18, 2023.

(8)
Includes 174,665 shares subject to RSUs and earned performance shares that will vest and options exercisable within 60 days of April 18, 2023.

(9)
Includes 41,428 shares subject to RSUs and earned performance shares that will vest and options exercisable within 60 days of April 18, 2023.

(10)
Includes 198,440 shares subject to RSUs and earned performance shares that will vest and options exercisable within 60 days of April 18, 2023.

(11)
Includes 132,264 shares subject to RSUs that will vest and options exercisable within 60 days of April 18, 2023.

(12)
Includes 17,178 shares subject to RSUs that will vest and options exercisable within 60 days of April 18, 2023.

(13)
Includes 132,264 shares subject to RSUs that will vest and options exercisable within 60 days of April 18, 2023.

(14)
Includes 91,014 shares subject to RSUs that will vest and options exercisable within 60 days of April 18, 2023.

(15)
Includes 74,152 shares subject to RSUs that will vest and options exercisable within 60 days of April 18, 2023.

(16)
Includes 31,077 shares subject to RSUs that will vest and options exercisable within 60 days of April 18, 2023.

(17)
Includes 8,376 shares subject to RSUs that will vest and options exercisable within 60 days of April 18, 2023.

(18)
Includes shares pursuant to the second paragraph of note (2) and notes (6), (7), (8), (9), (10), (11), (12), (13), (14), (15), (16), and (17) above, and 472,238 shares subject to RSUs and earned performance shares that will vest and options exercisable within 60 days of April 18, 2023 held by other executive officers of the Company.

100 | Proxy Statement 2023

Other Matters

Section 16(a) Beneficial Ownership Reporting Compliance
Under the securities laws of the United States, our directors, executive officers and any persons holding more than 10% of our common stock are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and we are required to identify in this Proxy Statement those persons who failed to timely file these reports. Based solely on our review of the copies of such forms received by us, or written representation from certain reporting persons, we believe that all of the filing requirements for such persons were satisfied for 2022, except for Form 4 filings for each of Dashyant Dhanak, Jonathan E. Dickinson, Barry P. Flannelly, Vijay Iyengar, Michael Morrissey, Maria E. Pasquale, Christiana Stamoulis, Steven H. Stein and Paula J. Swain that were due on January 4, 2022 and were filed on January 5, 2022 relating to awards of restricted stock units that occurred on January 1, 2022.
Stockholder Proposals for the 2024 Annual Meeting
To be considered for inclusion in the Company’s proxy statement for the Company’s 2024 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company no later than December 30, 2023. These proposals also must comply with the proxy proposal submission rules of the Securities and Exchange Commission under Rule 14a-8.
A stockholder proposal not included in the Company’s proxy statement for the 2024 Annual Meeting will be ineligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to the Secretary of the Company at the principal executive offices of the Company, provides the information required by the Company’s Bylaws, and otherwise complies with the provisions of the Company’s Bylaws. To be timely, our Bylaws provide that the Company must have received the stockholder’s notice not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, in the event that the 2024 Annual Meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received by the Secretary of the Company not later than the close of business on the later of (1) the 90th day prior to the date of the meeting and (2) the 10th day following the first public announcement or disclosure of the date of the 2023 Annual Meeting.
Proxy Statement 2023 | 101

Annual Report
We will furnish without charge, upon written request of any person who was a stockholder or beneficial owner of common stock at the close of business on April 18, 2023, the record date, a copy of our Annual Report on Form 10-K, including the financial statements, the financial statement schedules, and all exhibits. The written request should be sent to: Investor Relations Department, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, DE 19803.
Whether you intend to be present at the Annual Meeting or not, we urge you to vote by telephone, the internet, or by signing and mailing the enclosed proxy promptly.
By Order of the Board of Directors

Hervé Hoppenot
President and Chief Executive Officer
April 28, 2023
102 | Proxy Statement 2023

Frequently Asked Questions

Will there be any other items of business on the agenda?
We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.
Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
We have elected to provide access to our proxy materials over the Internet, as permitted by the rules of the SEC. Accordingly, in most instances we are mailing a Notice of Internet Availability of Proxy Materials (Proxy Availability Notice) to our stockholders. All stockholders will have the ability to access our proxy materials on the website referred to in the Proxy Availability Notice or may request to receive printed versions of our proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Proxy Availability Notice.
We intend to mail the Proxy Availability Notice on or about April 28, 2023 to all stockholders of record entitled to vote at the Annual Meeting. We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about April 28, 2023.
What does it mean if I receive more than one notice regarding the Internet availability of proxy materials or more than one set of printed proxy materials?
If you hold your shares in more than one account, you may receive a separate Proxy Availability Notice or a separate set of printed proxy materials, including a separate proxy voting card or voting instruction form, for each account. To ensure that all of your shares are voted, please vote by telephone or by Internet or sign, date and return a proxy card or voting instruction form for each account.
Who is entitled to vote?
Stockholders of record at the close of business on April 18, 2023, the Record Date, may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder as of the Record Date.
How many shares must be present to hold the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of our outstanding common stock on the Record Date constitutes a quorum, which is required to hold and conduct business at the Annual Meeting. As of the close of business on the Record Date, there were 223,086,057 shares of our common stock outstanding. If you are a record holder and you submit your proxy, regardless of whether you abstain from voting on one or more matters, your shares will be counted as present at the Annual Meeting for purposes of determining a quorum. If your shares are held in street name, your shares are counted as present for purposes of determining a quorum if your broker, bank or other nominee submits a proxy covering your shares. Your broker, bank or other nominee is entitled to submit a proxy covering your shares as to certain “routine” matters, even if you have not instructed your broker, bank or other nominee on how to vote on those matters. Please see “How are votes counted?” below. If a quorum is not present, we expect that the Annual Meeting will be adjourned until we obtain a quorum.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Stockholder of Record.  If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.” This Proxy Statement, our Annual Report and the proxy card have been sent directly to you by Incyte.
Proxy Statement 2023 | 103

Frequently Asked Questions
Beneficial Owner.  If your shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This Proxy Statement and our Annual Report have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by using the voting instruction form provided by your broker, bank or other nominee.
How do I vote?
You may vote using any of the following methods:
By Mail	By Telephone	By Internet	In Person at the Annual Meeting*

Mail—Follow the instructions in your proxy materials.	Telephone—Stockholders of record may call toll-free 1-800-652—VOTE (8683)	By Internet—Stockholders of record may vote online at www.envisionreports.com/INCY	In Person at the Annual Meeting—You may obtain directions to the Annual Meeting by contacting our Company’s Investor Relations Department at (302) 498-6700.
	Most stockholders who hold shares beneficially in street name may provide voting instructions to their brokers, banks or other nominees by telephone by calling the number specified on the voting instruction form provided by their brokers, banks or other nominees. The telephone voting facilities will close at 11:59 am, Eastern Daylight Time, the day before the meeting date.	Most stockholders who hold shares beneficially in street name may provide voting instructions to their brokers, banks or other nominees by accessing the website specified on the voting instruction form provided by their brokers, banks or other nominees. The internet voting facilities will close at 11:59 am, Eastern Daylight Time, the day before the meeting date.
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or the internet so that your vote will be counted if you later decide not to attend the meeting.

*
We intend to hold our Annual Meeting in person. However, we continue to monitor the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. If stockholder attendance is not permitted or we determine that it is not in the best interest of our employees, stockholders and community to permit stockholder attendance, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so via a press release, and will post details on how to participate on our website and file additional proxy materials with the SEC.

Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of our Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later dated proxy. If you submitted your proxy by telephone or the internet, you may change your vote or revoke your proxy with a later telephone or internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Annual Meeting. For shares you hold beneficially in street name, you may change your vote or revoke your proxy by submitting new voting instructions to or informing your broker, bank or other nominee in accordance that entity’s procedures for changing or revoking your voting instructions.
How are votes counted?
In the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN” for each nominee. For each of Proposals 2, 4, 5 and 6, you may vote “FOR,” “AGAINST” or “ABSTAIN.” For Proposal 3, you may vote for “EVERY YEAR,” “EVERY 2 YEARS,” “EVERY 3 YEARS,” or “ABSTAIN.”
If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the nominees to the Board of Directors, “FOR” the approval of the compensation of our named executive officers, “FOR” the ratification of the independent registered public accounting firm and, in the discretion of the proxy holders, on any other matters that may properly come before the meeting.
104 | Proxy Statement 2023

Frequently Asked Questions
If you hold shares beneficially in street name and do not provide your broker, bank or other nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker, bank or other nominee is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. If you hold shares beneficially in street name and do not vote your shares, your broker, bank or other nominee can vote your shares at its discretion only on Proposal 3, the ratification of the independent registered public accounting firm. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, other than Proposal 3, assuming that a quorum is obtained.
What vote is required to approve each item?
We have a majority voting standard for the election of directors in an uncontested election, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Cumulative voting is not permitted, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate. Under our majority voting standard, in uncontested elections of directors, such as this election, each director must be elected by the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy. A “majority of the votes cast” means that the number of votes cast “FOR” a director nominee exceeds the number of votes cast “AGAINST” the nominee. If a director nominee is an incumbent director and does not receive a majority of the votes cast in an uncontested election, that director will continue to serve on the Board as a “holdover” director, but will be subject to our director resignation policy. Additional information concerning our director resignation policy is set forth under the heading “Corporate Governance—Majority Voting Policy.”
The table below describes the proposals to be considered at the Annual Meeting and the vote required for each proposal:
Proposal		Vote Required	Effect of Abstentions(1)	Broker Discretionary Voting Allowed?(2)
1	Election of Directors	A nominee for director will be elected if the votes cast “FOR” such nominee exceed the votes cast “AGAINST” such nominee.	No effect Not considered votes cast on this proposal	No Brokers without voting instructions will not be able to vote on this proposal
2	Advisory Vote to Approve Executive Compensation
Non-binding, advisory proposal. We will consider the matter approved if it receives the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote on this proposal.
			Counted as vote Same effect as votes against	No Brokers without voting instructions will not be able to vote on this proposal
3	Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation
Non-binding, advisory proposal. We will review the voting results and take them into consideration when determining the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.
			No effect Not considered votes cast on this proposal	No Brokers without voting instructions will not be able to vote on this proposal
4	Approval of the Amendment to Amended and Restated 2010 Stock Incentive Plan	The affirmative “FOR” vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote.	Counted as vote Same effect as votes against	No Brokers without voting instructions will not be able to vote on this proposal
5	Approval of the Amendment to 1997 Employee Stock Purchase Plan	The affirmative “FOR” vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote.	Counted as vote Same effect as votes against	No Brokers without voting instructions will not be able to vote on this proposal
Proxy Statement 2023 | 105

Frequently Asked Questions
Proposal		Vote Required	Effect of Abstentions(1)	Broker Discretionary Voting Allowed?(2)
6	Ratification of the Appointment of Ernst & Young LLP	The affirmative “FOR” vote of a majority of the shares present at the Annual Meeting in person or by proxy and entitled to vote on this proposal.	Counted as vote Same effect as votes against	Yes Brokers without voting instructions will have discretionary authority to vote

(1)
As noted above, abstentions will be counted as present for purposes of establishing a quorum at the Annual Meeting.

(2)
Only relevant if you are the beneficial owner of shares held in street name. If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

If any other matter is properly brought before the Annual Meeting, such matter also will be determined by the affirmative vote of a majority of the shares of common stock present at the Annual Meeting in person or by proxy and entitled to vote at the Annual Meeting.
What is “householding” and how does it affect me?
We have adopted a process for mailing our Annual Report and this Proxy Statement called “householding,” which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of our Annual Report and this Proxy Statement, unless we receive contrary instructions from any stockholder at that address. We will continue to mail a proxy card to each stockholder of record.
If you prefer to receive multiple copies of our Annual Report and this Proxy Statement at the same address, additional copies will be provided to you upon request. If you are a stockholder of record, you may contact us by writing to Investor Relations Department, Incyte Corporation, 1801 Augustine Cut-Off, Wilmington, Delaware 19803 or by calling (302) 498-6700 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Annual Report and this Proxy Statement can request householding by contacting us in the same manner. We have undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.
If you are a beneficial owner, you may request additional copies of our Annual Report and this Proxy Statement or you may request householding by notifying your broker, bank or other nominee.
How are proxies solicited?
Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our common stock. In addition, we have engaged D.F. King & Co., Inc. to assist us in soliciting proxies for a fee of $12,500, plus out-of-pocket expenses.
106 | Proxy Statement 2023

Appendix A

Note Regarding Forward-Looking Statements
Except for the historical information set forth herein, the matters set forth in this proxy statement contain predictions, estimates and other forward-looking statements, including without limitation statements regarding: our expectation that Opzelura will become a significant revenue and growth driver for us over the next several years; our expectations about the potential for INCY99389; our belief that 2023 will be another strong year for our company; our expectations with respect to the initiation of clinical trials for our drug candidates, including INCY99389, auremolimab and INCB99280; our expectations with respect to the launch of a reverse diverse mentoring program; our expectations regarding our ability to decrease emissions and limit our environmental impact; our expectations regarding our ability to achieve our global responsibility goals; and our beliefs regarding the benefits and effects of our compensation policies and methods.
These forward-looking statements are based on our current expectations and are subject to risks and uncertainties that may cause actual results to differ materially, including unanticipated developments in and risks related to: the effects of market competition; unexpected variations in the demand for our products and the products of our collaboration partners; the effects of announced or unexpected price regulation or limitations on reimbursement or coverage for our products and the products of our collaboration partners; the ability to enroll sufficient numbers of subjects in clinical trials and the ability to enroll subjects in accordance with planned schedules; further research and development and the results of clinical trials possibly being unsuccessful or insufficient to meet applicable regulatory standards or warrant continued development; the effects of the COVID-19 pandemic and measures intended to limit the pandemic on our and our collaborators’ clinical trials, supply chain and other third-party providers, sales and marketing efforts and business, development and discovery operations; determinations made by the FDA, EMA and other regulatory authorities; our dependence on our relationships with and changes in the plans of our collaboration partners; the efficacy or safety of our products and the products of our collaboration partners; the acceptance of our products and the products of our collaboration partners in the marketplace; risks related to our ability to achieve our environmental and global responsibility goals, including the costs involved in doing so, supply chain or other issues that could affect timing of achievement of goals; changes in regulations, technology and other factors beyond our control; and other risks detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2022. We disclaim any intent or obligation to update these forward-looking statements.
Proxy Statement 2023 | A-1

Appendix B

INCYTE CORPORATION
AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN
(As Amended on April 13, 2023)

i

INCYTE CORPORATION
AMENDED AND RESTATED 2010 STOCK INCENTIVE PLAN
SECTION 1.   ESTABLISHMENT AND PURPOSE.
The Plan was adopted by the Board of Directors on March 19, 2010, amended and restated on March 8, 2011, April 18, 2012, and April 17, 2013, amended on January 7, 2014, March 4, 2014, April 22, 2014, March 16, 2016, and March 2, 2018, amended and restated on March 18, 2019, March 23, 2021 and May 13, 2021, and further amended on April 13, 2023. The purpose of the Plan is to promote the long-term success of the Corporation and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Restricted Stock Units, Performance Shares, Options (which may constitute ISOs or NSOs) and SARs.
SECTION 2.   DEFINITIONS.
(a)
“Affiliate” shall mean any entity other than a Subsidiary, if the Corporation and/or one or more Subsidiaries own not less than 50% of such entity.

(b)
“Award” shall mean any award of an Option, a SAR, Restricted Shares, Restricted Stock Units or Performance Shares under the Plan.

(c)
“Board of Directors” shall mean the Board of Directors of the Corporation, as constituted from time to time.

(d)
“Change in Control” shall mean the occurrence of any of the following events:

(i)
A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

(A)
Had been directors of the Corporation 24 months prior to such change; or

(B)
Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Corporation 24 months prior to such change and who were still in office at the time of the election or nomination; or

(ii)
Any “person” (as defined below) by the acquisition or aggregation of securities is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation’s then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the “Base Capital Stock”); except that any change in the relative beneficial ownership of the Corporation’s securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person’s ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person’s beneficial ownership of any securities of the Corporation; or

(iii)
The consummation of a merger or consolidation of the Corporation with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Corporation immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

(iv)
The consummation of the sale, transfer or other disposition of all or substantially all of the assets of the Corporation.

For purposes of subsection (d)(ii) above, the term “person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Corporation or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of the Stock.
Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Corporation’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Corporation’s securities immediately before such a transaction.
(e)
“Code” shall mean the Internal Revenue Code of 1986, as amended.

(f)
“Committee” shall mean the committee designated by the Board of Directors to administer the Plan, as described in Section 3 hereof (or in the absence of such designation, the Board of Directors itself).

(g)
“Corporation” shall mean Incyte Corporation, a Delaware corporation.

(h)
“Consultant” shall mean a consultant or advisor who provides bona fide services to the Corporation, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

(i)
“Employee” shall mean any individual who is a common-law employee of the Corporation, a Parent, a Subsidiary or an Affiliate.

(j)
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)
“Exercise Price” shall mean (a) in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement, and (b) in the case of a SAR, an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

(l)
“Fair Market Value” with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

(i)
If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price reported for such date by The Nasdaq Stock Market; or

(ii)
If the Stock was not traded on The Nasdaq Stock Market but was traded on another United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; or

(iii)
If the Stock was traded over-the-counter on the date in question, then the Fair Market Value shall be equal to the last reported sale price reported for such date by the OTC Bulletin Board or, if not so reported, shall be equal to the closing sale price quoted for such date by OTC Markets Group Inc. or similar organization or, if no last reported or closing sale price is reported, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the OTC Bulletin Board or, if the Stock is not quoted on the OTC Bulletin Board, by OTC Markets Group Inc. or similar organization; or

(iv)
If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(m)
“ISO” shall mean an employee incentive stock option described in Section 422 of the Code.

(n)
“Nonstatutory Option” or “NSO” shall mean an employee stock option that is not an ISO.

(o)
“Offeree” shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

(p)
“Option” shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

(q)
“Optionee” shall mean an individual or estate who holds an Option or SAR.

(r)
“Outside Director” shall mean a member of the Board of Directors who is not an Employee or a Consultant.

(s)
“Parent” shall mean any corporation or other entity (other than the Corporation) in an unbroken chain of corporations or other entities ending with the Corporation, if each of the corporations or other entities other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation or other entity that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

(t)
“Participant” shall mean an individual or estate who holds an Award.

(u)
“Performance Shares” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver Shares (or distribute cash) on a future date in accordance with the provisions of a Performance Share Agreement.

(v)
“Performance Share Agreement”shall mean the agreement between the Corporation and the recipient of Performance Shares that contains the terms, conditions and restrictions pertaining to such Performance Shares.

(w)
“Plan” shall mean this Amended and Restated 2010 Stock Incentive Plan of Incyte Corporation, as amended from time to time.

(x)
“Purchase Price” shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

(y)
“Qualifying Performance Criteria” shall have the meaning set forth in Section 19(b).

(z)
“Restricted Share” shall mean a Share awarded under the Plan and subject to the terms, conditions and restrictions set forth in a Restricted Share Agreement.

(aa)
“Restricted Share Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Shares.

(bb)
“Restricted Stock Unit” shall mean a bookkeeping entry representing the Corporation’s obligation to deliver one Share (or distribute cash) on a future date in accordance with the provisions of a Restricted Stock Unit Agreement.

(cc)
“Restricted Stock Unit Agreement” shall mean the agreement between the Corporation and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

(dd)
“SAR” shall mean a stock appreciation right granted under the Plan.

(ee)
“SAR Agreement” shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.

(ff)
“Service” shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement, Restricted Stock Unit Agreement or Performance Share Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Corporation in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee’s employment will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Corporation shall be entitled to determine in its sole discretion which leaves of absence count toward Service, and when Service terminates for all purposes under the Plan.

(gg)
“Share” shall mean one share of Stock, as adjusted in accordance with Section 13 (if applicable).

(hh)
“Stock” shall mean the common stock of the Corporation, $.001 par value per share.

(ii)
“Stock Option Agreement”shall mean the agreement between the Corporation and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

(jj)
“Subsidiary” shall mean any corporation, if the Corporation or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

(kk)
“Total and Permanent Disability” shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last for a continuous period of not less than one year.

SECTION 3.   ADMINISTRATION.
(a)
Committee Composition.   The Plan shall be administered by the Board of Directors or a Committee appointed by the Board of Directors. The Committee shall consist of two or more members of the Board of Directors. In addition, to the extent required by the Board of Directors, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such other applicable independence standards imposed by law, regulation or listing standard.

(b)
Committee for Non-Officer Grants.   The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more members of the Board of Directors who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Corporation under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. To the extent permitted by applicable laws, the Board of Directors may also authorize one or more officers of the Corporation to designate Employees, other than persons subject to Section 16 of the Exchange Act, to receive Awards and to determine the number of such Awards to be received by such Employees.

(c)
Committee Procedures.   The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

(d)
Committee Responsibilities.   Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

(i)
To interpret the Plan and to apply its provisions;

(ii)
To adopt, amend or rescind rules, procedures and forms relating to the Plan;

(iii)
To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws, including qualifying for preferred tax treatment under applicable foreign tax laws;

(iv)
To authorize any person to execute, on behalf of the Corporation, any instrument required to carry out the purposes of the Plan;

(v)
To determine when Awards are to be granted under the Plan;

(vi)
To select the Offerees and Optionees;

(vii)
To determine the number of Shares to be made subject to each Award;

(viii)
To prescribe the terms and conditions of each Award, including the Exercise Price, the Purchase Price, the performance criteria, the performance period, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;
(ix)
To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant’s rights or obligations would be materially impaired;

(x)
To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

(xi)
To determine the disposition of each Award or other right under the Plan in the event of a Participant’s divorce or dissolution of marriage;

(xii)
To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

(xiii)
To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

(xiv)
To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

(xv)
To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Awards under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan or any Award.
SECTION 4.   ELIGIBILITY.
(a)
General Rule.   Only Employees shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Restricted Stock Units, Performance Shares, Nonstatutory Options or SARs.

(b)
Ten-Percent Stockholders.   An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Corporation, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

(c)
Attribution Rules.   For purposes of Section 4(b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee’s brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

(d)
Outstanding Stock.   For purposes of Section 4(b) above, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant but shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.   STOCK SUBJECT TO PLAN.
(a)
Basic Limitation.   Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 66,453,475. The limitation of this Section 5(a) shall be subject to adjustment pursuant to Section 13. Any Shares issued in connection with Options and SARs shall be counted against this limitation as one Share for every one Share so issued. Any Shares issued in connection with Awards other than Options and SARs shall be counted against this limitation as 2.0 Shares for every one Share so issued. The number of Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Corporation, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares tendered or withheld in full or partial payment of the Exercise Price of an Award or to satisfy tax withholding obligations in connection with an Award, and Shares issued under an Award that are purchased by the Corporation on the open market, shall not be available for future issuance under the Plan.
(b)
Award Limitation.   Subject to the provisions of Section 13, no Participant may receive Awards under the Plan in any calendar year that relate to more than 800,000 Shares.

(c)
Additional Shares.   If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Shares, Restricted Stock Units or Performance Shares, is forfeited to or repurchased by the Corporation due to failure to vest, the unpurchased Shares (or for Awards other than Options or SARs the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, when a stock settled SAR is exercised, all of the Shares subject to the SAR shall be counted against the number of Shares available for future grant or sale under the Plan, regardless of the number of Shares actually issued pursuant to such exercise. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Shares, Restricted Stock Units or Performance Shares are repurchased by the Corporation or are forfeited to the Corporation, such Shares will become available for future grant under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

SECTION 6.   RESTRICTED SHARES.
(a)
Restricted Share Agreement.   Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Agreement between the recipient and the Corporation. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Agreements entered into under the Plan need not be identical.

(b)
Payment for Awards.   Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including cash, cash equivalents, full-recourse promissory notes, past services and future services.

(c)
Vesting.   Each Award of Restricted Shares shall vest over a minimum period of three years of the Participant’s Service, subject to Section 19(c). Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Share Agreement. A Restricted Share Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested upon a Change in Control. Except as may be set forth in a Restricted Share Agreement, vesting of the Restricted Shares shall cease on the termination of the Participant’s Service.

(d)
Voting and Dividend Rights.   The holders of Restricted Shares awarded under the Plan shall have the same voting and other rights as the Corporation’s other stockholders; provided, however, that the holders of Restricted Shares shall not receive payment of any dividends on their Restricted Shares while such Restricted Shares are unvested. Payment of any such dividends shall be subject to the same vesting requirements and other conditions and restrictions as the Restricted Shares to which they relate. A Restricted Share Agreement may require that any such cash dividends be invested in additional Restricted Shares, which shall be subject to the same conditions and restrictions as the Restricted Shares to which the dividends relate.

(e)
Restrictions on Transfer of Shares.   Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Share Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

SECTION 7.   TERMS AND CONDITIONS OF OPTIONS.
(a)
Stock Option Agreement.   Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Corporation. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)
Number of Shares.   Each Stock Option Agreement shall specify the number of Shares that are subject to the Option (subject to adjustment in accordance with Section 13).

(c)
Exercise Price.   Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b), and the Exercise Price of an NSO shall not be less 100% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

(d)
Withholding Taxes.   As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Corporation may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

(e)
Exercisability and Term.   Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable, subject to Section 12(c) in the case of automatic Option grants to Outside Directors and to Section 19(c) for all other Option grants. The Stock Option Agreement shall also specify the term of the Option; provided, however, that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(b)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

(f)
Exercise of Options.   Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee’s Service with the Corporation and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee’s estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

(g)
Effect of Change in Control.   The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option upon a Change in Control.

(h)
No Rights as a Stockholder.   An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the Option until the date of the issuance of the Shares underlying the Option upon a valid exercise thereof. Without limiting the foregoing, no Optionee, or a permitted transferee of an Optionee, shall receive payment of any dividends or dividend equivalents on the Shares underlying their Options while such Options are unvested.

(i)
Modification, Extension and Assumption of Options.   Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Corporation or another issuer) in return for the grant of new Options for the same or a different number of Shares and at the same or a different Exercise Price; provided, however, that the Committee may not modify outstanding Options to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding Options in return for the grant of new Options or SARs with a lower Exercise Price, unless such action has been approved by the Corporation’s stockholders. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair such Optionee’s rights or increase his or her obligations under such Option.
(j)
Restrictions on Transfer of Shares.   Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

(k)
Buyout Provisions.   Except with respect to an Option whose Exercise Price exceeds the Fair Market Value of the Shares subject to the Option, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8.   PAYMENT FOR SHARES.
(a)
General Rule.   The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

(b)
Surrender of Stock.   To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Corporation to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

(c)
Services Rendered.   At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Corporation or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

(d)
Cashless Exercise.   To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Corporation in payment of the aggregate Exercise Price.

(e)
Exercise/Pledge.   To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Corporation in payment of the aggregate Exercise Price.

(f)
Promissory Note.   To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Corporation) a full-recourse promissory note.

(g)
Other Forms of Payment.   To the extent that a Stock Option Agreement or Restricted Share Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

(h)
Limitations under Applicable Law.   Notwithstanding anything herein or in a Stock Option Agreement or Restricted Share Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.
(a)
SAR Agreement.   Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Corporation. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.

(b)
Number of Shares.   Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 13.

(c)
Exercise Price.   Each SAR Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Share on the date of grant. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

(d)
Exercisability and Term.   Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable, subject to Section 19(c). The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, Total and Permanent Disability or retirement or other events. Except as may be set forth in a SAR Agreement, vesting of the SAR shall cease on the termination of the Participant’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

(e)
Effect of Change in Control.   The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Shares subject to such SAR upon a Change in Control.

(f)
Exercise of SARs.   Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Corporation (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

(g)
Modification or Assumption of SARs.   Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Corporation or by another issuer) in return for the grant of new SARs for the same or a different number of Shares and at the same or a different exercise price; provided, however, that the Committee may not modify outstanding SARs to lower the Exercise Price nor may the Committee assume or accept the cancellation of outstanding SARs in return for the grant of new SARs or Options with a lower Exercise Price, unless such action has been approved by the Corporation’s stockholders. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

(h)
Buyout Provisions.   Except with respect to a SAR whose Exercise Price exceeds the Fair Market Value of the Shares subject to the SAR, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

(i)
No Rights as a Stockholder.An Optionee, or a permitted transferee of an Optionee, shall have no rights as a stockholder of the Corporation with respect to any Shares covered by the SAR until the date of the issuance of the Shares underlying the SAR upon a valid exercise thereof. Without limiting the foregoing, no Optionee, or a permitted transferee of an Optionee, shall receive payment of any dividends or dividend equivalents on the Shares underlying their SARs while such SARs are unvested.

SECTION 10.   RESTRICTED STOCK UNITS.
(a)
Restricted Stock Unit Agreement.   Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Corporation. Such Restricted Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical. Restricted Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.

(b)
Payment for Awards.   To the extent that an Award is granted in the form of Restricted Stock Units, no cash consideration shall be required of the Award recipients.

(c)
Vesting Conditions.   Each Award of Restricted Stock Units shall vest over a minimum period of three years of the Participant’s Service, subject to Section 19(c). Vesting shall occur, in full or in installments, upon satisfaction of such Service requirement and such other conditions specified in the Restricted Stock Unit Agreement. A Restricted Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events. The Committee may determine, at the time of granting Restricted Stock Units or thereafter, that all or part of such Restricted Stock Units shall become vested in the event that a Change in Control occurs with respect to the Corporation. Except as may be set forth in a Restricted Stock Unit Agreement, vesting of the Restricted Stock Units shall cease on the termination of the Participant’s Service.

(d)
Voting and Dividend Rights.   The holders of Restricted Stock Units shall have no voting rights and no rights to receive payment of any dividends. Notwithstanding the foregoing, any Restricted Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both, and shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Restricted Stock Units to which they relate. A Restricted Stock Unit Agreement may require that any dividend equivalents be converted into additional Restricted Stock Units, which shall be subject to the same conditions and restrictions as the Restricted Stock Units to which the dividend equivalents relate.

(e)
Form and Time of Settlement of Restricted Stock Units.   Settlement of vested Restricted Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Restricted Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Restricted Stock Unit Agreement may provide that vested Restricted Stock Units may be settled in a lump sum or in installments. A Restricted Stock Unit Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Restricted Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to Section 13.

(f)
Death of Recipient.   Any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Restricted Stock Units under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation. A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Restricted Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.

(g)
Creditors’ Rights.   A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Corporation. Restricted Stock Units represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

SECTION 11.   PERFORMANCE SHARES.
(a)
Performance Shares and Performance Share Agreement.   Each grant of Performance Shares under the Plan shall be evidenced by a Performance Share Agreement between the recipient and the Corporation. Such Performance Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Performance Share Agreements entered into under the Plan need not be identical. Performance Shares may be granted in consideration of a reduction in the recipient’s other compensation.

(b)
Payment for Awards.   To the extent that an Award is granted in the form of Performance Shares, no cash consideration shall be required of the Award recipients.

(c)
Terms of Performance Share Awards.   The Committee shall determine the terms of Performance Share Awards, which may include subjecting such Awards to the attainment of “Qualifying Performance Criteria” as described in Section 19(b) of the Plan. Each Performance Share Agreement shall set forth the number of Shares subject to such Performance Share Award, the Qualifying Performance Criteria and the performance period. Subject to Section 19(c), the Participant shall be required to perform Service for the entire performance period (or if less, one year) in order to be eligible to receive payment under the Performance Share Award. Except as otherwise provided in the Performance Share Agreement, the Performance Share Award shall terminate upon the termination of the Participant’s Service. Prior to settlement, the Committee shall determine the extent to which Performance Shares have been earned. Performance periods may overlap and the holders may participate simultaneously with respect to Performance Shares Awards that are subject to different performance periods and different Qualifying Performance Criteria. The number of Shares may be fixed or may vary in accordance with such Qualifying Performance Criteria as may be determined by the Committee. A Performance Share Agreement may provide for accelerated vesting in the event of the Participant’s death, Total and Permanent Disability or retirement or other events. The Committee may determine, at the time of granting Performance Share Awards or thereafter, that all or part of the Performance Shares shall become vested upon a Change in Control.

(d)
Voting and Dividend Rights.   The holders of Performance Shares shall have no voting rights and no rights to receive payment of any dividends. Notwithstanding the foregoing, any Performance Shares awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Performance Share is outstanding. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both, and shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Performance Shares to which they relate. A Performance Share Agreement may require that any dividend equivalents be converted into additional Performance Shares, which shall be subject to the same conditions and restrictions as the Performance Shares to which the dividend equivalents relate.

(e)
Form and Time of Settlement of Performance Shares.   Settlement of Performance Shares may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee and set forth in the Performance Share Agreements. The actual number of Performance Shares eligible for settlement may be larger or smaller than the number included in the original Award, based on the Qualifying Performance Criteria. Methods of converting Performance Shares into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. A Performance Share Agreement may provide that Performance Shares may be settled in a lump sum or in installments. A Performance Share Agreement may provide that the distribution may occur or commence when all vesting conditions applicable to the Performance Shares have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Performance Shares is settled, the number of such Performance Shares shall be subject to adjustment pursuant to Section 13.

(f)
Death of Recipient.   Any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Performance Share Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Corporation. A beneficiary designation may be changed by filing the prescribed form with the Corporation at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Performance Share Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
(g)
Creditors’ Rights.   A holder of Performance Shares shall have no rights other than those of a general creditor of the Corporation. Performance Shares represent an unfunded and unsecured obligation of the Corporation, subject to the terms and conditions of the applicable Performance Share Agreement.

SECTION 12.   AUTOMATIC GRANTS TO OUTSIDE DIRECTORS
(a)
Annual Grants.   On the first business day following the conclusion of each regular annual meeting of the Corporation’s stockholders beginning with the 2021 annual meeting, each Outside Director who will continue serving as a member of the Board of Directors thereafter shall receive Awards having an aggregate grant date fair value of $500,000 or such lesser dollar amount as shall be designated by the Board of Directors (the “Applicable Dollar Amount”), of which 60% shall be Nonstatutory Options and 40% shall be Restricted Stock Units. The number of Shares subject to such Nonstatutory Options shall be determined by dividing 60% of the Applicable Dollar Amount by the Black-Scholes value of one such Option, based on the average closing sale price for the Stock on The Nasdaq Global Select Market (or such other United States stock exchange or over-the-counter market on which the Stock is then traded) over the 30 consecutive trading days concluding with the last trading day prior to the grant date, rounded down to the nearest whole Share. The number of Shares subject to such Restricted Stock Units shall be determined by dividing 40% of the Applicable Dollar Amount by such 30 trading day average price, rounded down to the nearest whole Share. Each Outside Director who is not initially elected at a regular annual meeting of the Corporation’s stockholders in 2021 or a subsequent year shall receive Awards on the first business day following his or her election having an aggregate grant date fair value of a pro rata portion of the Applicable Dollar Amount, such pro rata portion to be determined based on the number of full calendar months remaining from the date of election until the next regular annual meeting of the Corporation’s stockholders divided by 12. Such Outside Director’s Awards shall consist of 60% Nonstatutory Options and 40% Restricted Stock Units determined in a manner similar to that used for the annual Awards to Outside Directors following the conclusion of the regular annual meeting of the Corporation’s stockholders, except that the values of the Awards to such Outside Director shall be determined as of the grant date of such Awards.

(b)
Vesting Conditions.   Except as set forth in the next succeeding sentence and in the last sentence of this Subsection (b), each Award granted under Subsection (a) of this Section 12 shall become vested and (in the case of Options) exercisable in full on the first anniversary of the date of grant; provided, however, that each such Award shall become vested and exercisable in full immediately prior to the next regular annual meeting of the Corporation’s stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Except as set forth in the last sentence of this Subsection (b), each Award granted under Subsection (a) to Outside Directors who were not initially elected at a regular annual meeting of the Corporation’s stockholders shall become vested and exercisable in full immediately prior to the next regular annual meeting of the Corporation’s stockholders following the date of grant. Notwithstanding the foregoing, each Award granted under Subsection (a) above that is outstanding shall become vested and exercisable in full in the event that a Change in Control occurs with respect to the Corporation.

(c)
Award Agreement.   All grants to Outside Directors under this Section 12 shall be evidenced by a Stock Option Agreement or Restricted Stock Unit Agreement, as applicable, between the Outside Director and the Corporation. Such Awards shall be subject to all applicable terms and conditions of the Plan and may be subject to other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement or Restricted Stock Unit Agreement, as applicable.

(d)
Additional Grants.   Notwithstanding the foregoing provisions of this Section 12, the Board of Directors may from time to time increase the amount of the annual grant of Awards under Section 12(a) to any Outside Director to the extent the Board of Directors determines necessary to induce an Outside Director to become or remain an Outside Director or to reflect an increase in the duties or responsibilities of the Outside Director, subject to all terms and conditions of the Plan otherwise applicable to grants of Awards. Each such Award may become vested and exercisable on the same schedule as set forth in Section 12(b) or on a different schedule, as the Board of Directors in each case shall determine.

SECTION 13.   ADJUSTMENT OF SHARES; REORGANIZATIONS.
(a)
Adjustments.   In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

(i)
The numerical limitations set forth in Sections 5(a) and (b);

(ii)
The number of Shares covered by all outstanding Awards; and

(iii)
The Exercise Price under each outstanding Option and SAR.

(b)
Dissolution or Liquidation.   To the extent not previously exercised or settled, all outstanding Awards shall terminate immediately prior to the dissolution or liquidation of the Corporation.

(c)
Reorganizations.   In the event the Corporation is party to a merger or other reorganization, subject to any vesting acceleration provisions in an Award agreement, outstanding Awards shall be treated in the manner provided in the agreement of merger or reorganization (including as the same may be amended). Such agreement shall not be required to treat all Awards or individual types of Awards similarly in the merger or reorganization; provided, however, that such agreement shall provide for one of the following with respect to all outstanding Awards (as applicable):

(i)
The continuation of the outstanding Award by the Corporation, if the Corporation is a surviving corporation;

(ii)
The assumption of the outstanding Award by the surviving corporation or its parent or subsidiary;

(iii)
The substitution by the surviving corporation or its parent or subsidiary of its own award for the outstanding Award;

(iv)
Full exercisability or vesting and accelerated expiration of the outstanding Award, followed by the cancellation of such Award;

(v)
The cancellation of an outstanding Option or SAR and a payment to the Optionee equal to the excess of (i) the Fair Market Value of the Shares subject to such Option or SAR (whether or not such Option or SARs is then exercisable or such Shares are then vested) as of the closing date of such merger or reorganization over (ii) its aggregate Exercise Price. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Option or SAR would have become exercisable or such Shares would have vested. Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Option or SAR would have become exercisable or such Shares would have vested (including any vesting acceleration provisions). If the Exercise Price of the Shares subject to any Option or SAR exceeds the Fair Market Value of the Shares subject thereto, then such Option or SAR may be cancelled without making a payment to the Optionee with respect thereto. For purposes of this Subsection (v), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security;

(vi)
The cancellation of an outstanding Restricted Stock Unit and a payment to the Participant equal to the Fair Market Value of the Shares subject to such Restricted Stock Unit (whether or not such Restricted Stock Unit is then vested) as of the closing date of such merger or other reorganization. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Restricted Stock Unit would have vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Restricted Stock Unit would have vested (including any vesting acceleration provisions). For purposes of this

Subsection (vi), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security; or
(vii)
The cancellation of an outstanding Performance Share Award and a payment to the Participant equal to the Fair Market Value of the target Shares subject to such Performance Share Award (whether or not such Performance Share Award is then vested) as of the closing date of such merger or reorganization. Such payment may be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Performance Share Award would have settled. Such payment may be subject to the Participant’s continuing Service and the achievement of performance criteria that are based on the performance criteria set forth in the Performance Share Award, with such changes that may necessary to give effect to the merger or other reorganization, provided that the performance period shall not be less favorable to the Participant than the performance period under such Performance Share Award (including any vesting acceleration provisions). For purposes of this Subsection (vii), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(d)
Reservation of Rights.   Except as provided in Section 13, a Participant shall have no rights by reason of the occurrence of (or relating to) any merger or other reorganization, any transaction described in Section 13(a), or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation. Any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, Awards. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Corporation to effect any merger or other reorganization, any transaction described in Section 13(a), any dissolution or liquidation of the Corporation or any transaction that results in an increase or decrease in the number of shares of stock of any class of the Corporation.

SECTION 14.   DEFERRAL OF AWARDS.
(a)
Committee Powers.   The Committee in its sole discretion may permit or require a Participant to:

(i)
Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Restricted Stock Units or Performance Shares credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation’s books;

(ii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Restricted Stock Units; or

(iii)
Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Restricted Stock Units or Performance Shares converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Corporation’s books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

(b)
General Rules.   A deferred compensation account established under this Section 14 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Corporation. Such an account shall represent an unfunded and unsecured obligation of the Corporation and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Corporation. If the deferral or conversion of Awards is permitted or required, the Committee in its sole discretion may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 14.

(c)
Code Section 409A.   Notwithstanding the foregoing, any deferrals of Award payments in respect of an Award held by a Participant who is subject to United States federal income tax shall be subject to the applicable requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the

Code, the Award agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. In the event that following the grant of an Award the Committee determines that such Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and the Treasury Regulations promulgated thereunder and thereby avoid the application of any penalty taxes under such Section.
SECTION 15.   PAYMENT OF DIRECTOR’S FEES IN SECURITIES
(a)
Effective Date.   No provision of this Section 15 shall be effective unless and until the Board has determined to implement such provision.

(b)
Elections to Receive NSOs, Restricted Shares or Restricted Stock Units.   An Outside Director may elect to receive his or her annual retainer payment and/or meeting fees from the Corporation in the form of cash, NSOs, Restricted Shares or Restricted Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares or Restricted Stock Units shall be issued under the Plan. An election under this Section 15 shall be filed with the Corporation on the prescribed form. For the avoidance of doubt, any Awards issued to an Outside Director pursuant to this Section 15 shall not be counted towards the limit on annual Awards to the Outside Director prescribed by Section 12(a).

(c)
Number and Terms of NSOs, Restricted Shares or Restricted Stock Units.   The number of NSOs, Restricted Shares or Restricted Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The term of such NSOs, Restricted Shares or Restricted Stock Units shall also be determined by the Board.

SECTION 16.   AWARDS UNDER OTHER PLANS.
The Corporation may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Restricted Stock Units and shall, when issued, reduce the number of Shares available under Section 5.
SECTION 17.   LEGAL AND REGULATORY REQUIREMENTS.
Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Corporation’s securities may then be listed, and the Corporation has obtained the approval or favorable ruling from any governmental agency which the Corporation determines is necessary or advisable. The Corporation shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Corporation has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Corporation’s counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.
SECTION 18.   WITHHOLDING TAXES.
(a)
General.   To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Corporation for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Corporation shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

(b)
Share Withholding.   The Corporation may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Corporation withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding.
SECTION 19.   OTHER PROVISIONS APPLICABLE TO AWARDS.
(a)
Transferability.   Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will, by designation of a beneficiary (which shall be a family member or family trust) delivered to the Company, or by the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Notwithstanding the foregoing, in no event may a Participant sell or otherwise transfer for value any Award granted under the Plan or any interest in such an Award, other than Shares issued to the Participant that are no longer subject to vesting or other restrictions under the terms of the applicable Award. Any purported sale, assignment, conveyance, gift, pledge, hypothecation or transfer in violation of this Section 19(a) shall be void and unenforceable against the Corporation.

(b)
Qualifying Performance Criteria.   The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Corporation as a whole or to a business unit or Subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ or quarter’s results or to the performance of one or more comparable companies or a designated comparison group or index, in each case as specified by the Committee in the Award: (a) cash flow (including operating cash flow), (b) earnings per share, (c) (i) earnings before interest, (ii) earnings before interest and taxes, (iii) earnings before interest, taxes and depreciation, (iv) earnings before interest, taxes, depreciation and amortization, or (iv) earnings before any combination of such expenses or deductions, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) economic profit, (r) achievement of target levels of discovery and/or development of products, including but not limited to regulatory achievements, (s) achievement of research and development objectives, or (t) formation of joint ventures, strategic relationships or other commercial, research or development collaborations (“Qualifying Performance Criteria”). The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occur during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, nonrecurring items to be disclosed in the Corporation’s financial statements (including footnotes) for the applicable year and/or in management’s discussion and analysis of the financial condition and results of operations appearing in the Corporation’s annual report to stockholders for the applicable year. If applicable, the Committee shall determine the Qualifying Performance Criteria and any permitted exclusions pursuant to the preceding sentence not later than the 90th day of the performance period, and shall determine and certify, for each Participant (or for all Participants), the extent to which the Qualifying Performance Criteria have been met. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of a Qualifying Performance Criteria to a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

(c)
Vesting Restrictions on Awards.   Except with respect to a maximum of five percent (5%) of the total number of Shares authorized under the Plan or, in the case of automatic grants to Outside Directors, as otherwise permitted under Section 12(b), no Award may vest sooner than twelve (12) months from the date of grant.

SECTION 20.   NO EMPLOYMENT RIGHTS.
No provision of the Plan, nor any Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Corporation and its Subsidiaries reserve the right to terminate any person’s Service at any time and for any reason, with or without notice.
SECTION 21.   APPLICABLE LAW.
The Plan shall be construed and enforced in accordance with the law of the State of Delaware, without reference to its principles of conflicts of law.
SECTION 22.   DURATION AND AMENDMENTS.
(a)
Term of the Plan.   The Plan, as set forth herein, shall terminate automatically on June 30, 2026 and may be terminated on any earlier date pursuant to Subsection (b) below.

(b)
Right to Amend or Terminate the Plan.   The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Corporation’s stockholders only to the extent required by applicable laws, regulations or rules.

(c)
Effect of Termination.   No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

Appendix C

1997 Employee Stock Purchase Plan of Incyte Corporation
(As amended on April 13, 2023)
The following constitute the provisions of the 1997 Employee Stock Purchase Plan of Incyte Corporation, as amended and restated effective November 17, 2020 and as further amended on April 13, 2023.
1.   Purpose.   The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The Plan includes two components: a 423 Component and a Non-423 Component. It is the intention of the Company (but the Company does not undertake) to have the 423 Component qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, with respect to the 423 Component, shall accordingly be construed and administered in a manner consistent with the requirements of that section of the Code. Except as otherwise provided in the Plan or determined by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
2.   Definitions.
(a)   “423 Component” shall mean the part of the Plan, which excludes the Non-423 Component, pursuant to which options to purchase Common Stock that satisfy the requirements for an Employee Stock Purchase Plan under Section 423 may be granted to eligible Employees.
(b)   “Administrator” shall mean the Board or a committee consisting exclusively of members of the Board that has been appointed by the Board and authorized to administer the Plan.
(c)   “Board” shall mean the Board of Directors of the Company.
(d)   “Code” shall mean the U.S. Internal Revenue Code of 1986, as amended.
(e)   “Common Stock” shall mean the Common Stock, $.001 par value, of the Company.
(f)   “Company” shall mean Incyte Corporation, a Delaware corporation.
(g)   “Compensation” shall mean all cash salary, wages, commissions and bonuses, but shall not include any imputed income or income arising from the exercise or disposition of equity compensation. The Administrator shall have discretion to determine the application of this definition to eligible Employees outside the United States, in accordance with the requirements of Section 423 for Employees participating in the 423 Component.
(h)   “Designated Subsidiary” shall mean any Subsidiary which has been designated by the Administrator or by an executive officer of the Company, from time to time in the Administrator’s or such officer’s sole discretion, as eligible to participate in the 423 Component or Non-423 Component. A listing of Designated Subsidiaries and whether they are designated as eligible to participate in the 423 Component or the Non-423 Component shall be maintained as Appendix A to the Plan.
(i)   “Effective Date” shall mean November 17, 2020.
(j)   “Employee” shall mean any individual who is an employee of the Company or its Designated Subsidiaries for tax purposes whose customary employment is at least twenty (20) hours per week and more than five (5) months in any calendar year, provided that “Employee” shall also mean an individual who is an employee of the Company or its Designated Subsidiaries for tax purposes whose customary employment is less than twenty (20) hours per week and less than five (5) months in any calendar year where required by applicable law and, with respect to the 423 Component, consistent with the requirements of Section 423 (in each case, as determined by the Administrator in its discretion). For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or its Designated Subsidiaries, as applicable. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.
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(k)   “Enrollment Date” shall mean the first day of each Offering Period.
(l)   “Enrollment Period” means the period during which an eligible Employee may elect to participate in the Plan, with such period occurring before the first day of each Offering Period, as prescribed by the Administrator.
(m)   “Exercise Date” shall mean the last Trading Day of each Purchase Period.
(n)   “Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:
(1)   If the Common Stock is listed on any established stock exchange other than The Nasdaq Stock Market, its Fair Market Value shall be the last reported sale price for the Common Stock reported for such date by the applicable composite transactions report for such exchange; or
(2)   If the Common Stock is listed on The Nasdaq Stock Market, its Fair Market Value shall be the last reported sale price for the Common Stock reported for such date by The Nasdaq Stock Market;
(3)   If the Common Stock is not listed on a stock exchange but is traded over-the-counter on such date, its Fair Market Value shall be the closing price for such date or, if no closing price is reported, shall be equal to the mean between the last reported representative bid and ask prices for such date, as reported by OTC Markets Group Inc. or similar organization;
(4)   If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate.
For any date that is not a Trading Day, the Fair Market Value of a share of Stock for such date shall be determined by using the last reported, closing or bid and asked prices, as applicable, for the immediately preceding Trading Day. In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.
(o)   “Non-423 Component” shall mean the part of the Plan, which excludes the 423 Component, pursuant to which options to purchase Common Stock that are not intended to satisfy the requirements for an Employee Stock Purchase Plan may be granted to eligible Employees.
(p)   “Offering” shall mean an offering of an option to purchase shares of Common Stock during an Offering Period, as further described in Section 4, under either the 423 Component or the Non-423 Component. Unless otherwise determined by the Administrator, each Offering under the Plan in which eligible Employees of one or more Designated Subsidiaries may participate will be deemed a separate offering for purposes of Section 423, even if the dates of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan will separately apply to each Offering. With respect to an Offering under the 423 Component, the terms of separate Offerings need not be identical, provided that all eligible Employees granted options in a particular Offering will have the same rights and privileges, except as otherwise may be permitted by Section 423; an Offering under the Non-423 Component Offering need not satisfy such requirements.
(q)   “Offering Periods” shall mean the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending twenty-four (24) months later. Notwithstanding the foregoing, Offering Periods beginning on or after November 1, 2023 shall be periods of approximately six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1 of each year and terminating on the last Trading Day in the periods ending six (6) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.
(r)   “Plan” shall mean this 1997 Employee Stock Purchase Plan of Incyte Corporation, as amended from time to time, including both the 423 Component and the Non-423 Component.
(s)   “Purchase Price” shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.
(t)   “Purchase Period” shall mean the approximately six-month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence
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on the Enrollment Date and end with the next Exercise Date. The duration and timing of Purchase Periods may be changed pursuant to Section 4 of this Plan.
(u)   “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.
(v)   “Section 423” shall mean Section 423 of the Code and the U.S. Treasury Regulations thereunder.
(w)   “Subsidiary” shall mean a corporation (as defined in U.S. Treasury Regulation section 1.421-1(i)), domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
(x)   “Tax-Related Items” shall mean any income tax, social insurance, payroll tax, fringe benefit tax, payment on account or other tax-related items arising out of or in relation to an eligible Employee’s participation in the Plan, including, but not limited to, the grant or exercise of an option to purchase shares of Common Stock, the receipt of shares of Common Stock or the sale or other disposition of shares of Common Stock acquired under the Plan.
(y)   “Trading Day” shall mean a day on which the national securities exchange or stock market on which the Common Stock is principally traded, or, if the Common Stock is not listed or quoted on any securities exchange or stock market, the New York Stock Exchange, is open for trading.
3.   Eligibility.
(a)   Except as otherwise required by applicable law and subject to Sections 3(b) and 3(c) below, any Employee who has been employed for one month or more on a given Enrollment Date shall be eligible to participate in the Plan.
(b)   Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company, its parent or any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company, its parent and Subsidiaries accrues at a rate which exceeds U.S. Twenty-Five Thousand Dollars (US$25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.
(c)   Any provisions of the Plan to the contrary notwithstanding, an eligible Employee who works for a Designated Subsidiary and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering under the 423 Component to violate Section 423. In the case of an Offering under the Non-423 Component, an Employee (or group of Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Employee(s) is not advisable or practicable for any reason.
4.   Offering Periods.   The Plan shall be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other dates as the Administrator shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Administrator or a committee thereof shall have the power to change the duration of Offering Periods (including the commencement dates thereof) and Purchase Periods thereunder with respect to future offerings without stockholder approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.
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5.   Participation.
(a)   An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions and filing it with the Company’s stock administrator (or by completing the electronic enrollment process through the Company’s designated Plan broker) during the Enrollment Period.
(b)   Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.
6.   Payroll Deductions.
(a)   At the time a participant files his or her subscription agreement (or completes the electronic enrollment process), he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of the participant’s Compensation, with such amount designated in integral multiples of one percent (1%); provided, however, that the aggregate of such payroll deductions during any Offering Period shall not exceed ten percent (10%) of the participant’s aggregate Compensation during such Offering Period. If required under applicable law or if specifically provided in the Offering or otherwise permitted by the Administrator (and, with respect to the 423 Component, to the extent permitted under Section 423), in addition to or instead of making contributions to the Plan by payroll deductions, a participant may make contributions through the payment by cash, check or wire transfer, provided that the same requirements and limitations shall apply in the case of such other contributions and provided further that the Administrator may establish any procedures it considers to be necessary or advisable for the administration of the Plan and, with respect to the 423 Component, the requirements of Section 423. For purposes of the Plan, references to “payroll deductions” includes such other contributions, if applicable.
(b)   All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.
(c)   A participant may discontinue his or her participation in the Plan as provided in Section 10, or may increase or decrease the rate of his or her payroll deductions as provided in this Section 6(c). A participant may increase the rate of his or her payroll deductions only as of the beginning of a Purchase Period. Such increase shall take effect with the first payroll following the beginning of the new Purchase Period provided the participant has completed and delivered to the Company’s stock administrator a new subscription agreement authorizing the increase in the payroll deduction rate at least ten (10) business days prior to the beginning of the new Purchase Period (or indicated a change via the Company’s electronic process according to the time frame indicated by the Company). A participant may decrease the rate of his or her payroll deductions each payroll period. Any decrease shall become effective as of the first payroll period following the date that the participant completes and delivers to the Company’s stock administrator a new subscription agreement authorizing the decrease in the payroll deduction rate (or indicated a change via the Company’s electronic process). However, if the subscription agreement is not received (or the electronic change is not completed) at least five (5) business days prior to such payroll period, the decrease shall become effective as of the second succeeding payroll period. The Administrator may, in its discretion, limit the number of participation rate changes during any Offering Period. Subject to the foregoing, a participant’s subscription agreement (or electronic enrollment election) shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof, provided that the participant will be deemed to have accepted the terms and conditions of the Plan and the Offering in effect at the time each subsequent Offering Period begins.
(d)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Such a decrease shall not be treated as a withdrawal from the Plan subject to Section 10, unless the participant elects to withdraw pursuant to Section 10. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless the participant elects to withdraw from the Plan as provided in Section 10 hereof.
(e)   At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Tax-Related Items, if
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any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or a Designated Subsidiary, as applicable, may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary to meet applicable withholding obligations, including any withholding required to make available any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.
7.   Grant of Option.   On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Purchase Period more than eight thousand (8,000) shares of Common Stock (subject to any adjustment pursuant to Section 18) on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.
8.   Exercise of Option.   Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of full shares of Common Stock subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be, in the discretion of the Administrator, either refunded to the participant or retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her. If, on the Exercise Date, as delayed to the maximum extent permissible, the purchase of the shares of Common Stock would not be in material compliance with all applicable laws and regulations, as determined by the Company in its sole discretion, the option will not be exercised and any accumulated but unused payroll deductions will be refunded to the participant as soon as practicable.
9.   Delivery.   As promptly as practicable after each Exercise Date on which a purchase of shares occurs, a share certificate or certificates representing the number of shares of Common Stock so purchased shall be delivered to a brokerage account designated by the Company and kept in such account pursuant to a subscription agreement between each participant and the Company and subject to the conditions described therein which may include a requirement that shares be held and not sold for certain time periods or be held with a designated broker and/or in a designated account, or the Company shall establish some other means for such participants to receive ownership of the shares.
10.   Discontinuation; Withdrawal.
(a)   A participant may discontinue his or her participation in the Plan only by withdrawing from the Plan as provided in this Section 10. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan by giving written notice to the Company (or by withdrawing from the Plan via the electronic process available through the Company’s designated Plan broker). Such notice must be received by the Company or the Plan broker no later than 5:00 p.m. Eastern Time on the second Trading Day preceding the Exercise Date, or such other time preceding the Exercise Date as may be specified by the Company or the Plan broker, as applicable). All of the participant’s payroll deductions credited to his or her account shall be paid to such participant promptly after receipt of a timely notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant is an eligible Employee and that time and delivers to the Company a new subscription agreement (or completes the electronic enrollment process) in accordance with Section 5(a).
(b)   A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the participant withdraws from the Plan, subject to compliance with Section 5(a).
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11.   Termination or Transfer of Employment.
(a)   Upon a participant’s ceasing to be an Employee, for any reason, he or she shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option shall be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option shall be automatically terminated, unless otherwise required by applicable law.
(b)   Unless otherwise determined by the Administrator, a participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Designated Subsidiary that has been designated for participation in the Plan will not be treated as having terminated employment for purposes of participating in the Plan or an offering; however, if a participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the participant’s option to purchase Common Stock will be qualified under the 423 Component only to the extent such exercise complies with Section 423. If a participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the option to purchase Common Stock will remain non-qualified under the Non-423 Component. The Administrator may establish different and additional rules governing transfers between separate Offerings within the 423 Component and between Offerings under the 423 Component and Offerings under the Non-423 Component.
12.   Interest.   No interest shall accrue on the payroll deductions of a participant in the Plan or be payable or otherwise due to the participant or his or her beneficiary, unless otherwise required by applicable law.
13.   Stock.
(a)   The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be ten million three hundred fifty thousand (10,350,000) shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. For the avoidance of doubt, up to the maximum number of shares of Common Stock reserved under this Section 13 may be used to satisfy purchases of shares under the 423 Component and any remaining portion of such maximum number of shares of Common Stock may be used to satisfy purchases of shares under the Non-423 Component.
(b)   The participant shall have no interest or voting right in shares covered by his option until such option has been exercised.
(c)   Shares purchased by a participant under the Plan shall be registered in the name of the participant (or, to the extent permitted under applicable law as determined by the Administrator in its discretion, in the name of the participant and his or her spouse).
14.   Administration.
(a)   The Plan shall be administered by the Administrator. The Administrator shall have full and exclusive discretionary authority to adopt such rules, guidelines and forms as it deems appropriate to implement the Plan, to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.
(b)   Without limitation to Section 14(a) above, the Administrator will have the power, subject to, and within the limitations of, the express provisions of the Plan to adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States. Without limiting the generality of, and consistent with, the foregoing, the Administrator specifically is authorized to adopt rules, procedures, and sub-plans regarding, without limitation, eligibility to participate in the Plan and the 423 Component or Non-423 Component thereof, the definition of eligible “Compensation,” handling of payroll deductions, establishment of bank or trust accounts to hold payroll deductions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation
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requirements, withholding procedures and handling of share issuances, any of which may vary according to applicable requirements, and which, if applicable to a Designated Subsidiary designated for participation in the Non-423 Component, do not have to comply with the requirements of Section 423.
15.   Designation of Beneficiary.
(a)   The Company may, but is not obligated to, permit a participant to file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash, in a form or manner that is deemed to be acceptable to the Company. In addition, the Company may, but is not obligated to, permit a participant to file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option, in a form or manner that is deemed to be acceptable to the Company. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.
(b)   The Company may, but is not obligated to, permit such designation of beneficiary to be changed by the participant by written notice in a form or manner that is deemed to be acceptable to the Company.
(c)   In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan and applicable law (such validity being determined by the Company in its sole discretion) who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.
16.   Transferability.   Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant (other than by will, the applicable laws of descent and distribution or as may be provided pursuant to Section 15 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.
17.   Use of Funds.   Except as otherwise required by applicable law (as determined by the Administrator in its sole discretion), all payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
18.   Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Asset Sale.
(a)   Changes in Capitalization.   Subject to any required action by the stockholders of the Company, the Reserves, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Section 7), as well as the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of outstanding shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration”. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.
(b)   Dissolution or Liquidation.   In the event of the proposed dissolution or liquidation of the Company, the Offering Periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator.
(c)   Merger or Asset Sale.   In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, limited liability company or other
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entity, the Plan shall terminate upon the date of the consummation of such transaction and any Purchase Periods then in progress shall be shortened by setting a new Exercise Date (the “New Exercise Date”) and any Offering Periods then in progress shall end on the New Exercise Date, unless the plan of merger, consolidation or reorganization provides otherwise. The New Exercise Date shall be determined by the Administrator in its sole discretion; provided, that the New Exercise Date shall be before the date of the Company’s proposed sale or merger. The Administrator shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof. The Plan shall in no event be construed to restrict the Company’s right to undertake any liquidation, dissolution, merger, consolidation or other reorganization.
19.   Amendment or Termination.
(a)   The Board (or any committee thereof to which it delegates such authority) may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board (or any committee thereof to which it delegates such authority) on any Exercise Date if the Board (or such committee) determines that the termination of such Offering Period is in the best interests of the Company and its stockholders. For purposes of the 423 Component, to the extent necessary to comply with Section 423 (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.
(b)   Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods or Purchase Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.
20.   Notices.   All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
21.   Conditions Upon Issuance of Shares.   Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the U.S. Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or stock market upon which the shares may then be listed, and any other applicable securities, exchange control or other regulations, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
22.   No Rights As An Employee.   Nothing in the Plan or in any right granted under the Plan shall confer upon a participant any right to continue in the employ of the Company or any Designated Subsidiary for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any Designated Subsidiary or of a participant, which rights are hereby expressly reserved by each, to terminate his or her employment at any time and for any reason, with or without cause (subject to applicable law).
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23.   Term of Plan.   The Plan, as amended and restated, shall become effective upon the Effective Date. It shall continue until terminated under Section 19 hereof.
24.   Automatic Transfer to Low Price Offering Period.   To the extent permitted by any applicable laws, regulations, or stock exchange rules, for any Offering Period scheduled to continue past an Exercise Date, if the Fair Market Value of the Common Stock on such Exercise Date is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.
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Using a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas. Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by June 13, 2023 at 11:59 A.M. (EDT)OnlineGo to www.envisionreports.com/INCY or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money!Sign up for electronic delivery atwww.envisionreports.com/INCY 2023 Annual Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 4, 5 and 6 and 1 YEAR for Proposal 3. 1. Election of Directors:ForAgainst Abstain01 - Julian C. Baker02 - Jean-Jacques Bienaimé04 - Paul J. Clancy05- Jacqualyn A. Fouse07 - Katherine A. High08- Hervé HoppenotForAgainst Abstain2. Approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.4. Approve an amendment to the Company's Amended and Restated 2010 Stock Incentive Plan.6. Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023. ForAgainst AbstainForAgainst Abstain03 - Otis W. Brawley06 - Edmund P. Harrigan09 - Susanne Schaffert1 Year 2 Years 3 Years 3. Approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officersForAgainst5. Approve an amendment to the Company's 1997 Employee Stock Purchase Plan. +AbstainAbstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below.Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.1 U P X+

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders.The Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are available at http://www.envisionreports.com/incySmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/INCYIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.+Proxy – INCYTE CORPORATIONPROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSFor Annual Meeting — June 14, 2023HERVÉ HOPPENOT and MARIA E. PASQUALE, or either of them, each with the power of submission, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action all shares of stock of Incyte Corporation (the “Company”) the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 1815 Augustine Cut-off, Wilmington, Delaware 19803, on Wednesday, June 14, 2023 at 10:00 a.m., Eastern Daylight Time, or at any postponement or adjournment thereof, and instructs said proxies to vote as follows:Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR each director nominee, FOR Items 2, 4, 5 and 6, 1 YEAR for Item 3, and in accordance with the discretion of the proxies on any other matters as may properly come before the Annual Meeting.(continued and to be signed on reverse side)C Non-Voting ItemsChange of Address — Please print new address below.Comments — Please print your comments below.+